                                                                           MILLS

This Second Amended and Restated Deed of Trust is a modification of an existing Amended and Restated Deed of Trust recorded in Deed Book 2195 at page 713, securing a maximum principal amount of $136,000,000 on which the applicable recordation tax has been paid, the current outstanding principal balance of the indebtedness secured by which existing Amended and Restated Deed of Trust is $136,000,000. Further, the collateral for the Note secured by this Second Amended and Restated Deed of Trust is located partly within and partly outside the Commonwealth of Virginia and, consequently, the mortgage tax imposed by Virginia Code ss. 58.1-803 is partially exempt pursuant to ss. 58.1-801 and ss. 58.1-803B of the Code of Virginia. Therefore, under Virginia Code ss. 58 .1-803(C) and ss. 58.1-809, this instrument is subject to recordation tax only as to the $26,000,000 increase in the non-exempt principal amount of the indebtedness ($162,000,000) secured hereby.

================================================================================

                POTOMAC MILLS-PHASE III (MLP) LIMITED PARTNERSHIP
              and WASHINGTON OUTLET MALL (MLP) LIMITED PARTNERSHIP,

                           collectively, as Grantor

                                       to

             R. ERIC TAYLOR, a resident of Fairfax County, Virginia
                                 as Deed Trustee
                               for the benefit of

                     CS FIRST BOSTON MORTGAGE CAPITAL CORP.,

                                  as Beneficiary

                           SECOND AMENDED AND RESTATED
                DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                               AND FIXTURE FILING

                           --------------------------

                         Dated: as of December 17, 1996

                         PREPARED BY AND UPON RECORDATION RETURN TO:

                         Brown & Wood LLP
                         One World Trade Center
                         57th Floor
                         New York, New York  10048

                         Attention:  David J. Weinberger, Esq.

================================================================================


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                                      INDEX

      ARTICLE I:  DEFINITIONS

      Section 1.01.  Certain Definitions...................................  6

      ARTICLE II:  COVENANTS, WARRANTIES
                   AND REPRESENTATIONS OF Grantor
      Section 2.01.  Payment of Debt....................................... 33
      Section 2.02.  Representations and Warranties of Grantor............. 33
      Section 2.03.  Further Acts, etc..................................... 43
      Section 2.04.  Recording of Deed of Trust, etc....................... 43
      Section 2.05.  Representations and Warranties as to the
                     Trust Property........................................ 44
      Section 2.06.  Removal of Lien....................................... 51
      Section 2.07.  Cost of Defending and Upholding this
                     Deed of TrustLien..................................... 52
      Section 2.08.  Use of the Trust Property............................. 52
      Section 2.09.  Financial Reports..................................... 52
      Section 2.10.  Litigation............................................ 55

      ARTICLE III:  INSURANCE AND CASUALTY RESTORATION

      Section 3.01.  Insurance Coverage.................................... 55
      Section 3.02.  Policy Terms.......................................... 58
      Section 3.03.  Assignment of Policies................................ 59
      Section 3.04.  Casualty Restoration.................................. 61
      Section 3.05.  Compliance with Insurance Requirements................ 66
      Section 3.06.  Event of Default During Restoration................... 67
      Section 3.07.  Application of Proceeds to Debt Reduction............. 67

      ARTICLE IV:  IMPOSITIONS


                                       i
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      Section 4.01.  Payment of Impositions, Utilities and
                     Taxes, etc ........................................... 67
      Section 4.02.  Deduction from Value.................................. 68
      Section 4.03.  No Joint Assessment................................... 69
      Section 4.04.  Right to Contest...................................... 69
      Section 4.05.  No Credits on Account of the Debt..................... 70
      Section 4.06.  Documentary Stamps.................................... 70

      ARTICLE V:  CENTRAL CASH MANAGEMENT

      Section 5.01.  Cash Flow............................................. 70
      Section 5.02.  Establishment of Sub-Accounts.  ...................... 71
      Section 5.03.  Permitted Investments................................. 72
      Section 5.04.  Interest on Accounts.................................. 73
      Section 5.05.  Monthly Funding of Sub-Accounts....................... 73
      Section 5.06.  Payment of Basic Carrying Costs....................... 75
      Section 5.07.  Debt Service Payment Sub-Account...................... 76
      Section 5.08.  Recurring Replacement Reserve Sub-Account ............ 76
      Section 5.09.  Operation and Maintenance Expense Sub-Account ........ 77
      Section 5.10.  Intentionally Omitted................................. 78
      Section 5.11.  Curtailment Reserve Sub-Account....................... 78
      Section 5.12.  Intentionally Omitted................................. 78
      Section 5.13.  Loss Proceeds......................................... 78

      ARTICLE VI:  CONDEMNATION

      Section 6.01.  Condemnation.......................................... 80

      ARTICLE VII:  LEASES AND RENTS

      Section 7.01.  Assignment............................................ 82
      Section 7.02.  Management of Trust Property.......................... 83

      ARTICLE VIII:  MAINTENANCE AND REPAIR

      Section 8.01.  Maintenance and Repair of the Trust
                     Property; Alterations; Replacement of
                     Equipment ............................................ 86

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      ARTICLE IX:  TRANSFER OR ENCUMBRANCE OF THE Trust Property

      Section 9.01.  Other Encumbrances.................................... 88
      Section 9.02.  No Transfer........................................... 88
      Section 9.03.  Due on Sale........................................... 88

      ARTICLE X:  CERTIFICATES

      Section 10.01.  Estoppel Certificates................................ 89


                                      iii
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      ARTICLE XI:  NOTICES

      Section 11.01.  Notices.............................................. 90

      ARTICLE XII:  INDEMNIFICATION

      Section 12.01.  Indemnification Covering Trust Property ............. 91

      ARTICLE XIII:  DEFAULTS

      Section 13.01.  Events of Default.................................... 92
      Section 13.02.  Remedies............................................. 94
      Section 13.03.  Payment of Debt After Default........................ 99
      Section 13.04.  Possession of the Trust Property..................... 99
      Section 13.05.  Interest After Default............................... 99
      Section 13.06.  Grantor's Actions After Default......................100
      Section 13.07.  Control by Beneficiary After Default.................100
      Section 13.08.  Right to Cure Defaults...............................100
      Section 13.09.  Late Payment Charge..................................101
      Section 13.10.  Recovery of Sums Required to Be Paid.................101
      Section 13.11.  Marshalling and Other Matters........................102
      Section 13.12.  Tax Reduction Proceedings............................102
      Section 13.13.  General Provisions Regarding Remedies................102

      ARTICLE XIV:  COMPLIANCE WITH REQUIREMENTS

      Section 14.01.  Compliance with Legal Requirements...................103
      Section 14.02.  Compliance with Recorded Documents; No
                      Future Grants........................................104

      ARTICLE XV:  PREPAYMENT; RELEASE

      Section 15.01.  Prepayment...........................................105
      Section 15.02.  Out-Parcel Severance.................................106
      Section 15.03.  Release of Trust Property............................109


                                       iv
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      ARTICLE XVI:  ENVIRONMENTAL COMPLIANCE

      Section 16.01.  Covenants, Representations and Warranties .......... 110
      Section 16.02.  Environmental Indemnification........................113

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      ARTICLE XVII:  ASSIGNMENTS

      Section 17.01.  Participations and Assignments.......................114

      ARTICLE XVIII:  MISCELLANEOUS

      Section 18.01.  Right of Entry.......................................115
      Section 18.02.  Cumulative Rights....................................115
      Section 18.03.  Liability............................................115
      Section 18.04.  Exhibits Incorporated................................115
      Section 18.05.  Severable Provisions.................................115
      Section 18.06.  Duplicate Originals..................................115
      Section 18.07.  No Oral Change.......................................115
      Section 18.08.  Waiver of Counterclaim, etc..........................116
      Section 18.09.  Headings; Construction of Documents; etc ............116
      Section 18.10.  Sole Discretion of Beneficiary.......................116
      Section 18.11.  Waiver of Notice.....................................116
      Section 18.12.  Covenants Run with the Land..........................116
      Section 18.13.  Applicable Law.......................................117
      Section 18.14.  Security Agreement...................................117
      Section 18.15.  Actions and Proceedings..............................118
      Section 18.16.  Usury Laws...........................................119
      Section 18.17.  Remedies of Grantor..................................119
      Section 18.18.  Offsets, Counterclaims and Defenses..................119
      Section 18.19.  No Merger............................................119
      Section 18.20.  Restoration of Rights................................120
      Section 18.21.  Waiver of Statute of Limitations.....................120
      Section 18.22.  Advances.............................................120
      Section 18.23.  Application of Default Rate Not a Waiver ............120
      Section 18.24.  Intervening Lien.....................................120
      Section 18.25.  No Joint Venture or Partnership......................121
      Section 18.26.  Time of the Essence..................................121
      Section 18.27.  Grantor's Obligations Absolute.......................121
      Section 18.28.  Publicity............................................121
      Section 18.29.  Surveillance and Site Inspection Fees................122

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      Section 18.30.  Intentionally Omitted................................122
      Section 18.31.  Intentionally Omitted................................122
      Section 18.32.  Exculpation..........................................122
      Section 18.33.  Certain Matters Relating to Trust Property
                      located in the Commonwealth of Virginia .............124
      Section 18.34.  Concerning the Deed Trustee..........................125
      Section 18.35.  Deed Trustee's Fees..................................126

Exhibit A - Legal Description of Premises
Exhibit B - Initial Sub-Account Deposits
Exhibit C - Form of Cash Flow Statement
Exhibit D - Required Engineering Work
Exhibit E - Form of Sufficiency Notice
Exhibit F - Cross-collateralized Properties
Exhibit G - Form of Direction Notice

      THIS SECOND AMENDED AND RESTATED DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING is made as of the 17 day of December, 1996, by the party set forth on the signature page hereto as Grantor, having the address set forth on the signature page hereto (hereinafter referred to as "Grantor"), to R. Eric Taylor, a resident of Fairfax County, Virginia, having an address for notice purposes only at c/o Chicago Title Insurance Company, 1129 20th Street, N.W., Suite 300, Washington, D.C. 20036 (hereinafter referred to as "Deed Trustee") for the benefit of CS FIRST BOSTON MORTGAGE CAPITAL CORP. having an address at 11 Madison Avenue, New York, New York 10010 (hereinafter referred to as "Beneficiary").

                               W I T N E S E T H:

      WHEREAS, this Deed of Trust amends and restates in its entirety that certain Amended and Restated Deed of Trust, Security Agreement, Assignment of Rents and Fixtures Filing from Grantor to Deed Trustee, as trustee for the benefit of La Salle National Bank, as Trustee and assignee of Potomoc Mills Finance Corp., as beneficiary, dated as of October 1, 1994, and recorded in Prince William County, Virginia at Book 2195 Page 713, which prior deed of trust secures certain indebtedness evidenced by a Promissory Note dated as of October 26, 1994 (the "Prior Note") in the original principal amount of $136,000,000, having an outstanding principal balance on the date hereof of $136,000,000;

      WHEREAS, Beneficiary has authorized a loan (hereinafter referred to as the "Loan") to the Cross-collateralized Borrowers in the maximum principal sum of TWO HUNDRED EIGHTY-FOUR MILLION and No/100 Dollars ($284,000,000.00) (hereinafter referred to as the "Loan Amount"), which Loan is evidenced by that certain note, dated the date hereof (hereinafter referred to as the "Note") given by the Cross-collateralized Borrowers, as maker, to Beneficiary, as payee, the proceeds of which will be used, in part, to refinance the Prior Note;

      WHEREAS, in consideration of the Loan, the Cross-collateralized Borrowers have agreed to make payments in amounts sufficient to pay and redeem, and provide for the payment and redemption of the principal of, premium, if any, and interest on the Note when due;

      WHEREAS, Grantor desires by this Deed of Trust to provide for, among other things, the issuance of the Note and for the deposit, deed and pledge by Grantor with, and the creation of a security interest in favor of, Beneficiary, as security for the Cross-collateralized Borrowers' obligations to Beneficiary from time to time pursuant to the Note and the other Loan Documents;

      WHEREAS, Grantor and Beneficiary intend these recitals to be a material part of this Deed of Trust; and

      WHEREAS, all things necessary to make this Deed of Trust the valid and legally binding obligation of Grantor in accordance with its terms, for the uses and purposes herein set forth, have been done and performed.

      NOW THEREFORE, to secure the payment of the principal of, prepayment premium (if any) and interest on the Note and all other obligations, liabilities or sums due or to become due under this Deed of Trust, the Note or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums (said principal, premium, interest and other sums being hereinafter referred to as the "Debt"), and the performance of all other covenants, obligations and liabilities of the Cross-collateralized Borrowers pursuant to the Loan Documents, Grantor has executed and delivered this Deed of Trust; and Grantor has irrevocably granted, and by these presents and by the execution and delivery hereof does hereby irrevocably grant, bargain, sell, alien, demise, release, convey, assign, transfer, deed, hypothecate, pledge, set over, warrant and confirm to Deed Trustee, as per the Premises and the Improvements, forever, in trust with power of sale, and to Beneficiary as to the remainder of the Trust Property, all right, title and interest of Grantor in and to all of the following property, rights, interests and estates:

            (a) the plot(s), piece(s) or parcel(s) of real property described in Exhibit A attached hereto and made a part hereof (individually and collectively, hereinafter referred to as the "Premises");

            (b) (i) all buildings, foundations, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements of every kind or nature now or hereafter located on the Premises (hereinafter collectively referred to as the "Improvements"); and (ii) to the extent permitted by law, the name or names, if any, as may now or hereafter be used for each Improvement, and the goodwill associated therewith;

            (c) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, ditches, ditch rights, reservoirs and reservoir rights, air rights and development rights, lateral support, drainage, gas, oil and mineral rights, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises or the Improvements and the reversion and reversions, remainder and remainders, whether existing or hereafter acquired, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises to the center line thereof and any and all sidewalks, drives, curbs, passageways, streets, spaces and alleys adjacent to or used in connection with the Premises and/or Improvements and all the estates, rights, titles, interests, property, possession, claim and demand whatsoever, both in law and in equity, of Grantor of, in and to the Premises and Improvements every part and parcel thereof, with the appurtenances thereto;

            (d) all machinery, equipment, fittings, apparatus, appliances, furniture, furnishings, tools, fixtures (including, but not limited to, all heating, air conditioning, ventilating, waste disposal, sprinkler and fire and theft protection equipment, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements, or appurtenant thereto, and all building equipment, materials and supplies of any nature whatsoever owned by Grantor, or in which Grantor has or shall have an interest, now or hereafter located upon, or in, and used in connection with the Premises or the Improvements or appurtenant thereto, (hereinafter, all of the foregoing items described in this paragraph (d) are collectively called the "Equipment"), all of which, and any replacements, modifications, alterations and additions thereto, to the extent permitted by applicable law, shall be deemed to constitute fixtures (the "Fixtures"), and are part of the real estate and security for the payment of the Debt and the performance of Grantor's obligations. To the extent any portion of the Equipment is not real property or Fixtures under applicable law, it shall be deemed to be personal property, and this Deed of Trust shall constitute a security agreement creating a security interest therein in favor of Beneficiary under the UCC;

            (e) all awards or payments, including interest thereon, which may hereafter be made with respect to the Premises, the Improvements, the Fixtures, or the Equipment, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said right), or for a change of grade, or for any other injury to or decrease in the value of the Premises, the Improvements or the Equipment or refunds with respect to the payment of property taxes and assessments, and all other proceeds of the conversion, voluntary or involuntary, of the Premises, Improvements, Equipment, Fixtures or any other Trust Property or part thereof into cash or liquidated claims;

            (f) all leases, tenancies, licenses and other agreements affecting the use, enjoyment or occupancy of the Premises, the Improvements, the Fixtures, or the Equipment or any portion thereof now or hereafter entered into, whether before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code and all reciprocal easement agreements, license agreements and other agreements with Pad Owners (hereinafter collectively referred to as the "Leases"), together with all cash or security deposits, lease termination payments, advance rentals and payments of similar nature and guarantees or other security held by Grantor in connection therewith to the extent of Grantor's right or interest therein and all remainders, reversions and other rights and estates appurtenant thereto, and all base, fixed, percentage or additional rents, and other rents, oil and gas or other mineral royalties, and bonuses, issues, profits and rebates and refunds or other payments made by any Governmental Authority from or relating to the Premises, the Improvements, the Fixtures or the Equipment plus all rents, common area charges and other payments, whether paid or accruing before or after the filing by or against Grantor of any petition for relief under the Bankruptcy Code (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

            (g) all proceeds of and any unearned premiums on any insurance policies covering the Premises, the Improvements, the Fixtures, the Rent or the Equipment, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Premises, the Improvements, the Fixtures or the Equipment and all refunds or rebates of Impositions, and interest paid or payable with respect thereto;

            (h) all monies deposited or to be deposited in any funds or accounts maintained or deposited with Beneficiary, or its assigns, in connection herewith, including, without limitation, the Security Deposit Account (to the extent permitted by law), the Rent Account, the Central Account, the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account, the Recurring Replacement Reserve Sub-Account, the Operation and Maintenance Expense Sub-Account and the Curtailment Reserve Sub-Account;

            (i) all accounts receivable, contract rights, franchises, interests, estate or other claims, both at law and in equity, relating to the Premises, the Improvements, the Fixtures or the Equipment, not included in Rents;

            (j) all claims against any Person with respect to any damage to the Premises, the Improvements, the Fixtures or Equipment, including, without limitation, damage arising from any defect in or with respect to the design or construction of the Improvements, the Fixtures or the Equipment and any damage resulting therefrom;

            (k) all deposits or other security or advance payments, including rental payments made by or on behalf of Grantor to others, with respect to (i) insurance policies, (ii) utility services, (iii) cleaning, maintenance, repair or similar services, (iv) refuse removal or sewer service, (v) parking or similar services or rights and (vi) rental of Equipment, if any, relating to or otherwise used in the operation of the Premises, Improvements, the Fixtures or Equipment;

            (l) all intangible property relating to the Premises, the Improvements, the Fixtures or the Equipment or its operation, including, without limitation, trade names, trademarks, logos, building names and goodwill;

            (m) all advertising material, guaranties, warranties, building permits, other permits, licenses, plans and specifications, shop and working drawings, soil tests, appraisals and other documents, materials and/or personal property of any kind now or hereafter existing in or relating to the Premises, the Improvements, the Fixtures, and the Equipment;

            (n) all drawings, designs, plans and specifications prepared by the architects, engineers, interior designers, landscape designers and any other consultants or professionals for the design, development, construction, repair and/or improvement of the Trust Property, as amended from time to time;

            (o) the right, in the name of and on behalf of Grantor, to appear in and defend any action or proceeding brought with respect to the Premises, the Improvements, the Fixtures or the Equipment and to commence any action or proceeding to protect the interest of Beneficiary in the Premises, the Improvements, the Fixtures or the Equipment; and

            (p) all proceeds of each of the foregoing.

      All of the foregoing items (a) through (p), together with all of the right, title and interest of Grantor therein, are collectively referred to as the "Trust Property".

      TO HAVE AND TO HOLD the above granted and described Trust Property unto and to the proper use and benefit of Beneficiary, and Deed Trustee and the successors and assigns of Beneficiary and Deed Trustee in fee simple, forever.

      IN TRUST, WITH POWER OF SALE, to secure the payment to Beneficiary of the Debt at the time and in the manner provided for its payment in the Note, this Deed of Trust and the other Loan Documents.

      PROVIDED, ALWAYS, and these presents are upon this express condition, if Grantor shall well and truly pay and discharge the Debt and perform and observe the terms, covenants and conditions set forth in the Loan
Documents, then these presents and the estate hereby granted shall cease and be void.

      AND Grantor covenants with and warrants to Beneficiary that:

                          ARTICLE I: DEFINITIONS

Section 1.01. Certain Definitions.

      For all purposes of this Deed of Trust, except as otherwise expressly provided or unless the context clearly indicates a contrary intent:

            (1) the capitalized terms defined in this Section have the meanings assigned to them in this Section, and include the plural as well as the singular;

            (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP; and

            (3) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Deed of Trust as a whole and not to any particular Section or other subdivision.

      "Affiliate" of any specified Person shall mean any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

      "Aggregate Debt Service Coverage" shall mean the quotient obtained by dividing the aggregate Net Operating Income for all of the Cross-collateralized Properties for the specified period by the aggregate payments of interest and principal (not including the amount of principal payable upon Maturity) due for such specified period under the Note (determined as of the date the calculation of Aggregate Debt Service Coverage is required or requested hereunder).

      "Affected Leases" shall have the meaning set forth in Section 8.01(c) hereof.

      "Allocated Loan Amount" shall mean the Initial Allocated Loan Amount of each Cross-collateralized Property as such amount may be adjusted from time to time as hereinafter set forth. Upon each adjustment in the principal portion of the Debt (each a "Total Adjustment"), whether as a result of amortization, or prepayment or as otherwise expressly provided herein or in any other Loan Document, each Allocated Loan Amount shall be increased or decreased, as the case may be, by an amount equal to the product of (i) the Total Adjustment, and (ii) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the Debt prior to the adjustment to the principal portion of the Debt which results in the recalculation of the Allocated Loan Amount. However, when the principal portion of the Debt is reduced as a result of Beneficiary's receipt of (i) Net Proceeds, the Allocated Loan Amounts for the Cross-collateralized Property with respect to which the Net Proceeds were received shall be reduced to zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "Foreclosed Allocated Amount") and each other Allocated Loan Amount shall (x) if the Net Proceeds exceed the Foreclosed Allocated Amount (such excess being referred to as the "Surplus Net Proceeds"), be decreased by an amount equal to the product of (1) the Surplus Net Proceeds and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Cross-collateralized Property with respect to which the Net Proceeds were received (such fraction being referred to as the "Net Proceeds Adjustment Fraction"), (y) if the Foreclosed Allocated Amount exceeds the Net Proceeds (such excess being referred to as the "Net Proceeds Deficiency"), be increased by an amount equal to the product of (1) the Net Proceeds Deficiency and (2) the Net Proceeds Adjustment Fraction, or (z) if the Net Proceeds equal the Foreclosed Allocated Amount, remain unadjusted, or (ii) Loss Proceeds or partial prepayments, made in accordance with Section 15.01 hereof, the Allocated Loan Amount for the Cross-collateralized Property with respect to which the Loss Proceeds or voluntary prepayments were received shall be decreased by an amount equal to the sum of (A) with respect to Loss Proceeds, Loss Proceeds which are applied towards the reduction of the Debt as set forth in Article III hereof, if any, and (B) with respect to voluntary prepayments, the amount of any such voluntary prepayment which is applied towards the reduction of the Debt in accordance with the provisions of the Note, if any, but in no event shall the Allocated Loan Amount for the Cross-collateralized Property with respect to which the Loss Proceeds or voluntary prepayments were received be reduced to an amount less than zero (the amount by which such Allocated Loan Amount is reduced being referred to as the "Loss Proceeds or Prepayment Allocated Amount") and each other Allocated Loan Amount shall be decreased by an amount equal to the product of (1) the excess of (a) the Loss Proceeds or such partial prepayments over (b) the Loss Proceeds or Prepayment Allocated Amount, and (2) a fraction, the numerator of which is the applicable Allocated Loan Amount (prior to the adjustment in question) and the denominator of which is the aggregate of all of the Allocated Loan Amounts (prior to the adjustment in question) other than the Allocated Loan Amount applicable to the Cross-collateralized Property to which such Loss Proceeds or partial prepayments were applied.

      "Allocation Date" shall mean each Tuesday and Thursday in a Current Month, unless such day is not a Business Day, in which event the Allocation Date shall be the next Business Day thereafter.

      "Appraisal" shall mean the appraisal of the Trust Property and all supplemental reports or updates thereto previously delivered to Beneficiary in connection with the Loan.

      "Appraiser" shall mean the Person who prepared the Appraisal.

      "Approved Manager Standard" shall mean the standard of business operations, practices and procedures customarily employed by entities having a senior executive with at least seven (7) years' experience in the management of value oriented super-regional malls which manage not less than 5,000,000 feet of gross leasable area, including, without limitation, certain super-regional malls which contain more than 1,500,000 square feet of gross leasable area.

      "Approved TI Costs" shall mean costs up to an amount not to exceed $500,000 in the aggregate per Loan Year which are actually and reasonably incurred by Grantor for improvements required to be made by Grantor under the terms of any Space Lease which are approved by Beneficiary, which approval may be granted or denied in Beneficiary's sole and absolute discretion.

      "Architect" shall have the meaning set forth in Section 3.04(b)(i) hereof.

      "Assignment" shall mean the Assignment of Leases and Rents and Security Deposits of even date herewith relating to the Trust Property given by Grantor to Beneficiary.

      "Bank" shall mean Nationsbank N.A., or any successor bank hereafter selected by Beneficiary, subject to the approval of

Grantor, which shall not be unreasonably withheld, delayed or conditioned.

      "Bankruptcy Code" shall mean 11 U.S.C. ss.101 et seq.

      "Basic Carrying Costs" shall mean the sum of the following costs associated with the Trust Property: (a) Impositions (excluding those Impositions which may be assessed or imposed on or constitute a lien upon Grantor only, as opposed to the Trust Property or any part thereof or interest therein) and (b) insurance premiums.

      "Basic Carrying Costs Monthly Installment" shall mean Beneficiary's estimate of one-twelfth (1/12th) of the annual amount for Basic Carrying Costs. "Basic Carrying Costs Monthly Installment" shall also include, if required by Beneficiary, a sum of money which, together with such monthly installments, will be sufficient to make the payment of each such Basic Carrying Cost at least thirty (30) days prior to the date initially due. Should such Basic Carrying Costs not be ascertainable at the time any monthly deposit is required to be made, the Basic Carrying Costs Monthly Installment shall be determined by Beneficiary in its reasonable discretion on the basis of the aggregate Basic Carrying Costs for the prior Fiscal Year or month or the prior payment period for such cost. As soon as the Basic Carrying Costs are fixed for the then current Fiscal Year, month or period, the next ensuing Basic Carrying Costs Monthly Installment shall be adjusted to reflect any deficiency or surplus in prior monthly payments. If at any time during the term of the Loan Beneficiary determines that there will be insufficient funds in the Basic Carrying Costs Sub-Account to make payments when they become due and payable, Beneficiary shall have the right to adjust the Basic Carrying Costs Monthly Installment such that there will be sufficient funds to make such payments.

      "Basic Carrying Costs Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.06 hereof.

      "Beneficiary" shall mean the Beneficiary named herein and its successors or assigns.

      "Business Day" shall mean any day other than (a) a Saturday or Sunday, or (b) a day on which banking and savings and loan institutions in the State of New York are authorized or obligated by law or executive order to be closed, or at any time during which the Loan is an asset of a securitization, the cities, states and/or commonwealths used in the comparable definition of "Business Day" in the securitization documents which shall initially include Illinois and Georgia.

      "Central Account" shall mean an Eligible Account, maintained at the Bank, in the name of Beneficiary or its successors or assigns (as secured party) as may be designated by Beneficiary.

      "Closing Date" shall mean the date of the Note.

      "Closing DSC" shall mean 1.5:1.

      "Code" shall mean the Internal Revenue Code of 1986, as amended and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto.

      "Collection Account" shall mean one or more demand deposit account(s) designated by Beneficiary, which shall be an Eligible Account, to which payments of Debt are transferred.

      "Condemnation Proceeds" shall mean all of the proceeds in respect of any Taking or purchase in lieu thereof.

      "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or undertaking to which such Person is a party or by which it or any of the property owned by it is bound.

      "CPI" shall mean "The Consumer Price Index (New Series) (Base Period 1982-84=100) (all items for all urban consumers)" issued by the Bureau of Labor Statistics of the United States Department of Labor (the "Bureau"). If the CPI ceases to use the 1982-84 average equaling 100 as the basis of calculation, or if a change is made in the term, components or number of items contained in said index, or if the index is altered, modified, converted or revised in any other way, then the index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the index in effect at the date of this Deed of Trust not been altered. If at any time during the term of this Deed of Trust the CPI shall no longer be published by the Bureau, then any comparable index issued by the Bureau or similar agency of the United States issuing similar indices shall be used in lieu of the CPI.

      "Cross-collateralized Borrowers" shall mean each Person which has executed the Note secured by this Deed of Trust.

      "Cross-collateralized Deed of Trust" shall mean each Deed of Trust, deed of trust, deed to secure debt, security agreement, assignment of rents and fixture filings as originally executed or as same may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental thereto granted by a Cross-collateralized Borrower to Beneficiary as security for the Note.

      "Cross-collateralized Property" shall mean each parcel or parcels of real property encumbered by a Cross-collateralized Deed of Trust as identified on Exhibit F attached hereto and made a part hereof.

      "Current Month" shall mean each Interest Accrual Period.

      "Curtailment Reserve Sub-Account" shall mean the Sub-Account established pursuant to Section 5.02 hereof and maintained pursuant to
Section 5.11 hereof for the purpose of holding certain Excess Rent.

      "Debt" shall have the meaning set forth in the recitals hereto.

      "Debt Service" shall mean the amount of interest and principal payments due and payable in accordance with the Note during an applicable period.

      "Debt Service Coverage" shall mean the quotient obtained by dividing Net Operating Income for the specified period by the sum of the aggregate payments of interest and principal for such specified period under the Note (determined as of the date the calculation of Debt Service Coverage is required or requested hereunder).

      "Debt Service Payment Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.07 hereof for the purposes of making Debt Service payments.

      "Deed of Trust" shall mean this Amended and Restated Deed of Trust as originally executed or as it may hereafter from time to time be supplemented, amended, modified or extended by one or more indentures supplemental hereto.

      "Deed Trustee" shall mean the Person or Persons identified in this Deed of Trust and its or their successors and assigns.

      "Default" shall mean any Event of Default or event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time, and the happening of any further condition, event or act, had been satisfied.

      "Default Rate" shall have the meaning set forth in the Note.

      "Default Rate Interest" shall mean, to the extent the Default Rate becomes applicable, interest accrued on the Note in excess of the interest which would have accrued at the Class A Rate, the Class B Rate, the Class C Rate, or the Class D Rate, each as defined in the Note, on (a) the principal amount of the Loan which is outstanding from time to time and (b) any accrued but unpaid interest (other than Default Rate Interest), if the Default Rate was not applicable.

      "Development Laws" shall mean all applicable subdivision, zoning, environmental protection, wetlands protection, or land use laws or ordinances, and any and all applicable rules and regulations of any Governmental Authority promulgated thereunder or related thereto.

      "Distribution Date" shall mean the twentieth (20th) day of each calendar month or, if such twentieth (20th) day is not a

Business Day, on the Business Day immediately after the twentieth (20th) day of such calendar month.

      "Eligible Account" shall mean a segregated account which is either
(i) an account or accounts maintained with a depository institution or trust company the long term unsecured debt obligations of which are rated by the Rating Agency (or the Rating Agency has confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in one of its two highest rating categories at all times (or, in the case of the Rent Account and the Basic Carrying Costs Sub-Account, the long term unsecured debt obligations of which are rated at least "AA" or the equivalent by the Rating Agency (or, if the Rating Agency has confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) or, if the funds in such account are to be held in such account for less than 30 days, the short term obligations of which are rated by the Rating Agency (or, if not rated by the Rating Agency, the Rating Agency has confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) in its highest rating category at all times) or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by federal and state authority, or the Rating Agency has confirmed in writing that such account would not, in and of itself, cause a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization) to the Rating Agency, which may be an account maintained by Beneficiary or its agents or
(iii) an account in any other insured depository institution reasonably acceptable to Beneficiary and the Rating Agency as confirmed in writing that such account would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings of any certificates issued in connection with a Securitization. Eligible Accounts may bear interest. The title of each Eligible Account shall indicate that the funds held therein are held in trust for the uses and purposes set forth herein.

      "Engineer" shall have the meaning set forth in Section 3.04(b)(i) hereof.

      "Environmental Problem" shall mean any of the following:

            (a) the presence of any Hazardous Material on, in, under, or above all or any portion of the Trust Property, which Grantor would be required to report to a Governmental Authority;

            (b) the release or threatened release of any Hazardous Material from or onto the Trust Property which Grantor would be required to report to a Governmental Authority;

            (c) the violation or threatened violation of any Environmental Statute with respect to the Trust Property; or

            (d) the failure to obtain or to abide by the terms or conditions of any permit or approval required under any Environmental Statute with respect to the Trust Property.

A condition described above shall be an Environmental Problem regardless of whether or not any Governmental Authority has taken any action in connection with the condition and regardless of whether that condition was in existence on or before the date hereof.

      "Environmental Report" shall mean the environmental audit report for the Trust Property and any supplements or updates thereto, previously delivered to Beneficiary in connection with the Loan.

      "Environmental Statute" shall mean any effective, applicable or relevant federal, state or local statute, ordinance, rule or regulation, any judicial or administrative order (whether or not on consent) or judgment applicable to Grantor or the Trust Property including, without limitation, any judgment or settlement based on common law theories, and any provisions or condition of any permit, license or other authorization binding on Grantor relating to (a) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or emission (whether past or present) of any Hazardous Materials or (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss.9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. ss.6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. ss.1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. ss.2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. ss.1101 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. ss.7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. ss.4321, the Rivers and Harbours Act of 1899, 33 U.S.C. ss.401 et seq., the Endangered Species Act of 1973, as amended, 16 U.S.C. ss.1531 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. ss.651 et seq., and the Safe Drinking Water Act of 1974, as amended, 42 U.S.C. ss.300(f) et seq., and all rules, regulations and guidance documents promulgated or published thereunder.

      "Equipment" shall have the meaning set forth in granting clause (d) of this Deed of Trust.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Deed of Trust and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

      "ERISA Affiliate" shall mean any corporation or trade or business that is a member of any group of organizations (a) described in Section 414(b) or (c) of the Code of which Grantor is a member and (b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and
Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Grantor is a member.

      "Event of Default" shall have the meaning set forth in Section 13.01 hereof.

      "Excess Rent" shall have the meaning set forth in Section 5.05 hereof.

      "First Interest Accrual Period" shall mean the period commencing on the Closing Date and ending on January 19, 1997.

      "First Payment Date" shall mean the Payment Date in the month following the month in which the Loan is initially funded.

      "Fiscal Year" shall mean the twelve-month period commencing on January 1 and ending on December 31 during each year of the term of this Deed of Trust, or such other fiscal year of Grantor as Grantor may select from time to time with the prior written consent of Beneficiary.

      "Fixtures" shall have the meaning set forth in granting clause (d) of this Deed of Trust.

      "GAAP" shall mean generally accepted accounting principles in the United States of America, as of the date of the applicable financial report, consistently applied (except for changes in application as to which Grantor's independent certified accountants and Beneficiary concur).

      "General Partner" shall mean, if Grantor is a partnership, each general partner of Grantor and, if applicable, each general partner of such general partner.

      "Governmental Authority" shall mean, with respect to any Person, any federal or State government or other political subdivision thereof and any entity, including any regulatory or administrative authority or court, exercising executive, legislative, judicial, regulatory or administrative or quasi-administrative functions of or pertaining to government, and any arbitration board or tribunal in each case, having jurisdiction over such applicable Person or such Person's property and any stock exchange on which shares of capital stock of such Person are listed or admitted for trading.

      "Grantor" shall mean Grantor named herein and any successor to the obligations of Grantor.

      "Hazardous Material" shall mean any flammable, explosive or radioactive materials, hazardous materials or wastes, hazardous or toxic substances, pollutants, asbestos or any material containing asbestos, or any other similar substance or material, in each case as defined in or regulated by any Environmental Statutes.

      "Impositions" shall mean all taxes (including, without limitation, all real estate, ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible, transaction, privilege or license or similar taxes), assessments (including, without limitation, all assessments for public improvements or benefits, whether or not commenced or completed prior to the date hereof and whether or not commenced or completed within the term of this Deed of Trust), ground rents, water, sewer or other rents and charges, excises, levies, fees (including, without limitation, license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Trust Property and/or any Rent (including all interest and penalties thereon), which at any time prior to, during or in respect of the term hereof may be assessed or imposed on or in respect of or be a lien upon (a) Grantor (including, without limitation, all franchise, single business or other taxes imposed on Grantor for the privilege of doing business in the jurisdiction in which the Trust Property or any other collateral delivered or pledged to Beneficiary in connection with the Loan is located) or Beneficiary, (b) the Trust Property or any part thereof or any Rent therefrom or any estate, right, title or interest therein, or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Trust Property, or any part thereof, or the leasing or use of the Trust Property, or any part thereof, or the acquisition or financing of the acquisition of the Trust Property, or any part thereof, by Grantor.

      "Improvements" shall have the meaning set forth in the granting clause (b) of this Deed of Trust.

      "Independent" shall mean, when used with respect to any Person, a Person who (a) is in fact independent, (b) does not have any direct financial interest or any material indirect financial interest in Grantor, or in any Affiliate of Grantor or any constituent partner, shareholder, member or beneficiary of Grantor and (c) is not connected with Grantor or any Affiliate of Grantor or any constituent partner, shareholder, member or beneficiary of Grantor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions; provided, however, that a Person shall not be deemed to be connected with Grantor or any Affiliate of Grantor solely by reason of such Person being a director of a Single Purpose Entity. Whenever it is herein provided that any Independent Person's opinion or certificate shall be provided, such opinion or certificate shall state that the Person executing the same has read this definition and is Independent within the meaning hereof.

      "Initial Allocated Loan Amount" shall mean the portion of the Loan Amount allocated to each Cross-collateralized Property as set forth on Exhibit F annexed hereto and made a part hereof.

      "Initial Basic Carrying Costs Deposit" shall equal the amount set forth on Exhibit B attached hereto and made a part hereof.

      "Initial Central Account Deposit" shall equal the amount set forth on Exhibit B attached hereto and made a part hereof.

      "Institutional Lender" shall mean any of the following Persons: (a) any bank, savings and loan association, savings institution, trust company or national banking association, acting for its own account or in a fiduciary capacity, (b) any charitable foundation, (c) any insurance company or pension and/or annuity company, (d) any fraternal benefit society, (e) any pension, retirement or profit sharing trust or fund within the meaning of Title I of ERISA or for which any bank, trust company, national banking association or investment adviser registered under the Investment Advisers Act of 1940, as amended, is acting as trustee or agent,
(f) any investment company or business development company, as defined in the Investment Company Act of 1940, as amended, (g) any small business investment company licensed under the Small Business Investment Act of 1958, as amended, (h) any broker or dealer registered under the Securities and Exchange Act of 1934, or any investment adviser registered under the Investment Adviser Act of 1940, as amended, (i) any government, any public employees' pension or retirement system, or any other government agency supervising the investment of public funds, or (j) any other entity all of the equity owners of which are Institutional Lenders; provided that each of said Persons shall have net assets equal to or greater than $500,000,000, be in the business of making commercial mortgage loans, secured by properties of like type, size and value as the Trust Property and have a long term credit rating which is not less than BBB - (or its equivalent) from the Rating Agency.

      "Insurance Proceeds" shall mean all of the proceeds received under the insurance policies required to be maintained by Grantor pursuant to
Article III hereof.

      "Insurance Requirements" shall mean all terms of any insurance policy required by this Deed of Trust, all requirements of the issuer of any such policy, and all regulations and then current standards applicable to or affecting the Trust Property or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Trust Property, or such other Person exercising similar functions.

      "Interest Accrual Period" shall mean (x) the First Interest Accrual Period and, (y) thereafter, each period commencing on and including the Distribution Date in the immediately preceding calendar month and ending on and including the day immediately preceding the Distribution Date in the calendar month in which the applicable Payment Date occurs, each of which periods shall be treated as one-month for purposes of computing the interest accruing during such period.

      "Late Charge" shall have the meaning set forth in Section 13.09 hereof.

      "Leases" shall have the meaning set forth in granting clause (f) of this Deed of Trust.

      "Legal Requirement" shall mean as to any Person, the certificate of incorporation, by-laws, certificate of limited partnership, agreement of limited partnership or other organization or governing documents of such Person, and any law, statute, order, ordinance, judgement, decree, injunction, treaty, rule or regulation (including, without limitation, Environmental Statutes, Development Laws and Use Requirements) or determination of an arbitrator or a court or other Governmental Authority and all covenants, agreements, restrictions and encumbrances contained in any instruments, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

      "Loan" shall have the meaning set forth in the Recitals hereto.

      "Loan Amount" shall have the meaning set forth in the Recitals hereto.

      "Loan Documents" shall mean this Deed of Trust, the Note, the Assignment, and any and all other agreements, instruments, certificates or documents executed and delivered by Grantor or any of the Cross-collateralized Borrowers or any Affiliate of Grantor in connection with the Loan.

      "Loan Year" shall mean each 365 day period (or 366 day period if the month of February in a leap year is included) commencing on the first day each January after the Closing Date (provided, however, that the first Loan Year shall also include the period from the Closing Date to the end of the month in which the Closing Date occurs).

      "Loss Proceeds" shall mean, collectively, all Insurance Proceeds and all Condemnation Proceeds.

      "Major Space Lease" shall mean any Space Lease of a tenant or Affiliate of such tenant where such tenant or such Affiliate leases, in the aggregate, 40,000 or more square feet of the Total GLA.

      "Manager" shall mean the Person, other than Grantor, which manages the Trust Property on behalf of Grantor.

      "Manager Certification" shall have the meaning set forth in Section
2.09 hereof.

      "Material Adverse Effect" shall mean any event or condition that has a material adverse effect on (a) the Trust Property, (b) the business, prospects, profits, operations or condition (financial or otherwise) of Grantor, (c) the enforceability, validity, perfection or priority of the lien of any Loan Document or (d) the ability of Grantor to perform any obligations under any Loan Document.

      "Maturity", when used with respect to the Note, shall mean the Maturity Date set forth in the Note or such other date pursuant to the Note on which the final payment of principal, and premium, if any, on which the Note becomes due and payable as therein or herein provided, whether at Stated Maturity or by declaration of acceleration, or otherwise.

      "Maturity Date" shall mean the Maturity Date set forth in the Note.

      "Merger" shall mean a merger of Potomac Mills-Phase III (MLP) Limited Partnership and Washington Outlet Mall (MLP) Limited Partnership.

      "Monthly Debt Service Payment" shall mean a monthly payment of principal in an amount equal to that which is required to fully amortize the Loan based upon a thirty (30) year level amortization schedule, together with a monthly payment of interest on the Principal Amount.

      "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Grantor or any ERISA Affiliate and which is covered by Title IV of ERISA.

      "Net Operating Income" shall mean in each Fiscal Year or portion thereof during the term hereof, Operating Income less Operating Expenses.

      "Net Proceeds" shall mean the excess of (i)(x) the purchase price (at foreclosure or otherwise) actually received by Beneficiary with respect to the Trust Property as a result of the exercise by Beneficiary of its rights, powers, privileges and other remedies after the occurrence of an Event of Default, or (y) in the event that Beneficiary (or Beneficiary's nominee) is the purchaser at foreclosure by credit bid, then the amount of such credit bid, in either case, over (ii) all costs and expenses, including, without limitation, all attorneys' fees and disbursements and any brokerage fees, if applicable, incurred by Beneficiary in connection with the exercise of such remedies, including the sale of such Trust Property after a foreclosure against the Trust Property.

      "Note" shall have the meaning set forth in the recitals hereof.

      "Notice Date" shall have the meaning set forth in Section 5.05 hereof.

      "O&M Operative Period" shall mean the period of time commencing upon the earlier to occur of (a) an Event of Default and (b) the Optional Prepayment Date and terminating upon the earlier to occur of (i) repayment of the Debt in full and (ii) (A) if the O&M Operative Period has commenced as a result of an Event of Default of the types set forth in clauses (a),
(b), (c), (e), (g) (to the extent (g) applies to a representation or warranty given after the Closing Date), (j), (m) or (o) of Section 13.01 hereof, upon the curing of such Event of Default; provided that the O&M Operative Period may only be terminated pursuant to this clause (b) one (1) time during the Loan (i.e., if an Event of Default of the types set forth in clause (ii) (A) occurs more than once during the term of the Loan, the O&M Operative Period shall not terminate prior to the payment of the Debt in full) or (B) if the O&M Operative Period has commenced as a result of an Event of Default of the type set forth in clause (k) of Section 13.01 hereof, upon the curing of such Event of Default.

      "Officer's Certificate" shall mean a certificate delivered to Beneficiary by Grantor which is signed on behalf of Grantor by an authorized representative of Grantor which states that the items set forth in such certificate are true, accurate and complete in all respects.

      "Operating Expenses" shall mean, in each Fiscal Year or portion thereof during the term hereof, all expenses paid by Grantor (or by the Manager on behalf of Grantor) on account of such period in connection with the operation of the Trust Property, which shall include, without limitation, the following expenses:

            (a) expenses in connection with cleaning, repair, maintenance, management, leasing, decoration or painting thereof, or the provision of services to any tenant, net of any insurance proceeds or condemnation proceeds in respect of any of the foregoing;

            (b) wages, benefits, payroll taxes, uniforms, insurance costs and all other related expenses for on-site building personnel, up to and including the level of the on-site building manager, engaged in cleaning, repair, maintenance, management, leasing, decoration or painting thereof or the provision of services to any tenant;

            (c) reasonable allocations of wages, benefits, payroll taxes, insurance costs and all other related expenses for bookkeeping, accounting, legal and other building management functions and home office expenses and computer usage, but only if the amount of such allocations in the aggregate exceeds the reasonable and customary compensation described in clause (iv) for the same or similar services;

            (d) the compensation being paid for bookkeeping, accounting, legal and building management services for the Trust Property, and all other items of compensation and reimbursement payable by Grantor to the Manager, provided, however, that if such compensation actually is less than 5.0% of minimum and overage rentals from the Trust Property the amount of such compensation shall be deemed to be 5.0% of minimum and overage rentals from the Trust Property for purposes of determining Debt Service Coverage;

            (e) the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, telecommunications, utility or similar items, including overtime usage, and the cost of building and cleaning supplies;

            (f) Impositions (except for real estate taxes paid directly to any taxing authority by any tenant);

            (g) premiums for liability, casualty, fidelity, business interruption, loss of "rental value" and other insurance (which, in the case of any policy covering multiple properties, shall be equitably allocated to the Trust Property pro rata in proportion to the replacement value of each of the properties covered by such policy for casualty insurance, the respective size and experience rating of each of the properties covered by such policy for liability insurance, and the insured value of each of the properties covered by such policy for the other coverages);

            (h) legal, accounting, appraisal and other professional fees, expenses and disbursements;

            (i) amounts paid in consideration of any modification, amendment, supplement, waiver, renewal, or termination of any lease;

            (j) all amounts paid or expenses incurred under Property Agreements or under any Lease, including, without limitation, marketing and promotion fees to the extent not reimbursed or reimbursable by tenants under any Lease; and

            (k) all other amounts paid during such period in respect of items which in accordance with generally accepted accounting principles would be included in Grantor's annual financial statements for such period or any other period as operating expenses of the Trust Property and are reasonably expected by Grantor to be regularly recurring operating expenses of the Trust Property and not separately deducted in the definition of Operating Income.

Notwithstanding the foregoing, Operating Expenses shall not include (1) any non-cash charge such as depreciation or amortization, (2) the principal of and interest and premium, if any, on the Note or any other indebtedness of Grantor, (3) income taxes or other Impositions in the nature of income taxes, (4) any expenses (including legal, accounting and other professional fees, expenses and disbursements) incurred in connection with the issuance of the Note or the sale, exchange, transfer, financing or refinancing of all or any portion of the Trust Property or in connection with the recovery of Loss Proceeds which are applied to prepay the Debt, (5) any item of expense which would otherwise be considered within Operating Expenses pursuant to the provisions above but is paid directly by any tenant and (6) capital improvement costs (including, without limitation, tenant allowances) capitalized in accordance with GAAP and not recovered from tenants.

      "Operating Income" shall mean, in each Fiscal Year or portion thereof during the term hereof, all revenue derived by Grantor arising from the Trust Property including, without limitation, rental revenues (whether denominated as basic rent, additional rent, escalation payments, electrical payments or otherwise) and other fees and charges payable pursuant to Leases or otherwise in connection with the Trust Property, and business interruption, rent or other similar insurance proceeds. Operating Income shall not include (a) Insurance Proceeds (other than proceeds of rent, business interruption or other similar insurance allocable to the applicable period) and Condemnation Proceeds (other than Condemnation Proceeds arising from a temporary taking or the use and occupancy of all or part of the applicable Trust Property allocable to the applicable period), or interest accrued on such Condemnation Proceeds, (b) proceeds of any financing, (c) proceeds of any sale, exchange or transfer of the Trust Property or any part thereof or interest therein, (d) capital contributions or loans to Grantor or an Affiliate of Grantor, (e) any item of income otherwise includable in Operating Income but paid directly by any tenant to a Person other than Grantor except for real estate taxes paid directly to any taxing authority by any tenant, (f) any other extraordinary, non-recurring revenues, (g) Rent paid by or on behalf of any lessee under a Space Lease which is the subject of any proceeding or action relating to its bankruptcy, reorganization or other arrangement pursuant to federal bankruptcy law or any similar federal or state law or which has been adjudicated a bankrupt or insolvent unless such Space Lease has been affirmed by the trustee in such proceeding or action, (h) Rent paid by or on behalf of any lessee under a Space Lease the demised premises of which are not occupied either by such lessee or by a sublessee thereof, (i) Rent paid by or on behalf of any lessee under a Space Lease in whole or in partial consideration for the termination of any Space Lease in excess of $45,000 per Fiscal Year; (j) interest income in excess of $75,000 per Fiscal Year, (k) sales tax rebates from any Governmental Authority, or (l) Rent paid by any Space Tenant for a period more than one month in advance of when due.

      "Operation and Maintenance Expense Monthly Installment" shall mean with respect to each Current Month in which funds are required to be allocated or distributed pursuant to the terms of Section 5.05(d), or if an Event of Default has occurred and is continuing, the lesser of (a) all amounts remaining in the Central Account after the distributions made pursuant to clauses (a) through (c) of Section 5.05 or (b), an amount equal to 1/12 of the higher of (i) the product of (A) 1.05 and (B) the actual Operating Expenses (exclusive of Impositions and insurance premiums) for the immediately preceding calendar year and (ii) the annual Operating Expenses (exclusive of Impositions and insurance premiums) for the immediately preceding calendar year multiplied by a fraction, the number of which is the CPI for the month of December of the calendar year immediately preceding the year with respect to which the determination is being made and the denominator of which is the CPI for the month of December, 1996.

      "Operation and Maintenance Expense Sub-Account" shall mean the Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.09 hereof relating to the payment of Operating Expenses (exclusive of Impositions and insurance premiums) and Approved TI Costs.

      "Optional Prepayment Date" shall mean the Payment Date occurring in December, 2003.

      "Pad Owners" shall mean any owner of any fee interest in property contiguous to or surrounded by the Trust Property who has entered into or is subject to a reciprocal easement agreement or other agreement or agreements with Grantor either (a) in connection with an existing or potential improvement on such property or (b) relating to or affecting the Trust Property.

      "Payment Date" shall mean, with respect to each Interest Accrual Period, the second (2nd) Business Day prior to the Distribution Date occurring in the month in which such Interest Accrual Period ends.

      "PBGC" shall mean the Pension Benefit Guaranty Corporation established under ERISA, or any successor thereto.

      "Permitted Debt" shall mean (i) unsecured trade and other indebtedness incurred in the operation of the Trust Property in the ordinary course of Grantor's business which is consistent with the Approved Manager Standard that is paid in full within ninety (90) days of the date upon which such indebtedness was due, (ii) subordinated obligations to reimburse another Cross-collateralized Borrower in connection with any amounts paid by such other Cross-collateralized Borrower in excess of the Allocated Loan Amount of such Cross-collateralized Borrower, interest thereon and its ratable share of any other sums due under the Loan Documents, and (iii) if no Event of Default has occurred and is continuing, indebtedness solely in respect of reimbursement obligations incurred in connection with surety and appeal bonds, performance bonds, and other obligations of like nature, all in the ordinary course of business in accordance with customary industry practices and the Approved Manager Standard; provided, however, that the aggregate of unsecured Permitted Debt of the types set forth in clauses (i) and (iii) shall in no event exceed $5,000,000. As used herein the term "indebtedness" shall mean (a) any liabilities and obligations of such Person, contingent or otherwise, (i) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (ii) evidenced by bonds, notes, debentures, or similar instruments, (iii) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of such Person's business that would constitute ordinarily a trade payable to trade creditors, (iv) evidenced by bankers' acceptances, (v) for the payment of money relating to a capitalized lease obligation or sale/leaseback obligation, or (vi) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit or (b) any liabilities and obligations of others of the kind described in the preceding clause (a) that such Person has guaranteed or that is otherwise its legal liability or which is secured by any assets or property of such Person including any obligations to purchase, redeem, or acquire any capital stock or similar interests.

      "Permitted Encumbrances" shall have the meaning set forth in Section 2.05(a) hereof.

      "Permitted Investments" shall mean any one or more of the following obligations or securities payable on demand or having a scheduled maturity on or before the Business Day preceding the date upon which funds in the Central Account are required to be drawn, and having at all times the required ratings, if any, provided for in this definition, unless the Rating Agency shall have confirmed in writing to Beneficiary that a lower rating would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization:

            (a) obligations of, or obligations fully guaranteed as to payment of principal and interest by, the United States of America or any agency or instrumentality thereof provided such obligations are backed by the full faith and credit of the United States of America including, without limitation, obligations of: the U.S. Treasury (all direct or fully guaranteed obligations), the Farmers Home Administration (certificates of beneficial ownership), the General Services Administration (participation certificates), the U.S. Maritime Administration (guaranteed Title XI financing), the Small Business Administration (guaranteed participation certificates and guaranteed pool certificates), the U.S. Department of Housing and Urban Development (local authority bonds) and the Washington Metropolitan Area Transit Authority (guaranteed transit bonds); provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (b) intentionally omitted;

            (c) obligations of the following United States of America government sponsored agencies: Federal Home Loan Mortgage Corp. (debt obligations), the Farm Credit System (consolidated systemwide bonds and notes), the Federal Home Loan Banks (consolidated debt obligations), the Federal National Mortgage Association (debt obligations), the Student Loan Marketing Association (debt obligations), the Financing Corp. (debt obligations), and the Resolution Funding Corp. (debt obligations); provided, however, that the investments described in this clause must
      (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (d) federal funds, unsecured certificates of deposit, time deposits, bankers' acceptances and repurchase agreements with maturities of not more than 365 days of any bank, the short term obligations of which are rated in the highest short term rating category by the Rating Agency; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (e) fully Federal Deposit Insurance Corporation-insured demand and time deposits in, or certificates of deposit of, or bankers' acceptances issued by, any bank or trust company, savings and loan association or savings bank, the short term obligations of which are rated in the highest short term rating category by the Rating Agency; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (f) debt obligations with maturities of not more than 365 days and rated by the Rating Agency in its highest long-term unsecured rating category; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (g) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) with maturities of not more than 270 days and that is rated by the Rating Agency in its highest short-term unsecured debt rating; provided, however, that the investments described in this clause must (A) have a predetermined fixed dollar of principal due at maturity that cannot vary or change, (B) if such investments have a variable rate of interest, such interest rate must be tied to a single interest rate index plus a fixed spread (if any) and must move proportionately with that index, and (C) such investments must not be subject to liquidation prior to their maturity;

            (h) the Federated Prime Obligation Money Market Fund (the "Fund") so long as the Fund is rated "AAA" by the Rating Agency;

            (i) any other demand, money market or time deposit, demand obligation or any other obligation, security or investment, provided that the Rating Agency has confirmed in writing to Beneficiary, that such investment would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization); and

            (j) such other obligations as are acceptable as Permitted Investments to the Rating Agency, as confirmed in writing to
Beneficiary,
      that such obligations would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to any certificates issued in connection with a Securitization);

provided, however, that, in the judgment of Beneficiary, such instrument continues to qualify as a "cash flow investment" pursuant to Code Section 860G(a)(6) earning a passive return in the nature of interest and that no instrument or security shall be a Permitted Investment if (i) such instrument or security evidences a right to receive only interest payments or (ii) the right to receive principal and interest payments derived from the underlying investment provides a yield to maturity in excess of 120% of the yield to maturity at par of such underlying investment.

      "Permitted Liens" shall mean (i) the liens of this Deed of Trust and other Loan Documents; (ii) liens for taxes, assessments and other governmental charges not yet due and payable or due and payable, but not yet delinquent, or that are being contested in good faith by appropriate proceedings in accordance with Section 4.04 hereof; (iii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of trade contracts, leases, public or statutory obligations, surety or appeal bonds or other obligations of a like general nature incurred in the ordinary course of business and in accordance with the Approved Manager Standard; (iv) judgment liens, landlords, mechanics', materialmen's, warehousemen's, carriers', or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period longer than 30 days, or which are being contested in good faith by appropriate proceedings which are being diligently pursued in accordance with Section 2.06 hereof; and (v) easements, rights of way, zoning, similar restrictions, and other similar encumbrances or title defects that, singly or in the aggregate, do not in any case detract from the value of the Trust Property, all of which (other than the liens of the type set forth in clauses (i) and (ii) above and Permitted Encumbrances) are subordinate to the lien of this Deed of Trust.

      "Person" shall mean any individual, corporation, limited liability company, partnership, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

      "Plan" shall mean an employee benefit or other plan established or maintained by Grantor or any ERISA Affiliate during the five-year period ended prior to the date of this Deed of Trust or to which Grantor or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Deed of Trust, been required to make contributions (whether or not covered by Title IV of ERISA or Section 302 of ERISA or Section 401(a) or 412 of the Code), other than a Multiemployer Plan.

      "Premises" shall have the meaning set forth in granting clause (a) of this Deed of Trust.

      "Principal Amount" shall mean the Loan Amount as such amount may be reduced from time to time pursuant to the terms of this Deed of Trust, the Note or the other Loan Documents.

      "Principal Payments" shall mean all payments of principal made pursuant to the terms of the Note.

      "Property Agreements" shall mean all agreements, grants of easements and/or rights-of-way, reciprocal easement agreements, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, planned unit development agreements, management or parking agreements, party wall agreements or other instruments affecting the Trust Property, including, without limitation any Pad Owners, but not including any brokerage agreements, management agreements, service contracts, Space Leases or the Loan Documents.

      "Rating Agency" shall mean Fitch Investors Services, L.P., and any successor thereto.

      "Realty" shall have the meaning set forth in Section 2.05(b) hereof.

      "Recurring Replacement Expenditures" shall mean expenditures related to capital repairs, replacements and improvements performed at the Trust Property from time to time.

      "Recurring Replacement Reserve Monthly Installment" shall mean an amount equal to the product of 1/12 of the gross leasable area of the Premises multiplied by the RR Multiplier set forth on Exhibit B attached hereto and made a part hereof (the "Initial Recurring Installments") until the end of the first (1st) Loan Year and an amount per month in each subsequent Loan Year or portion thereof occurring prior to the Maturity Date equal to 1/12 of the product of (a) the gross leasable area of the Premises as of December 1 of each year and (b) the RR Multiplier and (c) a fraction, the numerator of which is the CPI for the month of December of the calendar year immediately preceding the year with respect to which the determination is being made and the denominator of which is the CPI for the month of December, 1996, but in no event shall the Recurring Replacement Reserve Monthly Installment as calculated above be decreased in any year.

      "Recurring Replacement Reserve Sub-Account" shall mean the
Sub-Account of the Central Account established pursuant to Section 5.02 hereof and maintained pursuant to Section 5.08 hereof relating to the payment of Recurring Replacement Expenditures.

      "Rent" shall have the meaning set forth in granting clause (f) of this Deed of Trust.

      "Rent Account" shall mean an Eligible Account maintained by a bank acceptable to Grantor and Beneficiary in the name of Beneficiary.

      "Rent Roll" shall have the meaning set forth in Section 2.05 (o) hereof.

      "Required Debt Service Coverage" shall mean a Debt Service Coverage of not less than 1.4:1.

      "Required Debt Service Payment" shall mean, as of any Payment Date, the amount of interest, including, without limitation Default Rate Interest, and principal then due and payable pursuant to the Note, together with any other sums due and payable thereunder, including, without limitation, any prepayments required to be made or for which notice has been given under this Deed of Trust and premium, if any, to be paid in accordance therewith.

      "Required Engineering Work" shall have the meaning set forth in
Section 5.02 hereof.

      "Retention Amount" shall have the meaning set forth in Section 3.04(b)(vii) hereof.

      "Securities Act" shall mean the Securities Act of 1933, as the same shall be amended from time to time.

      "Securitization" shall mean a public or private offering of securities by Potomac Gurnee Finance Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Beneficiary or any of their respective Affiliates or their respective successors and assigns which are collateralized, in whole or in part, by this Deed of Trust.

      "Security Deposit Account" shall have the meaning set forth in
Section 5.01 hereof.

      "Single Purpose Entity" shall mean a corporation, partnership, joint venture, trust or unincorporated association, which is formed or organized solely for the purpose of holding, directly, an ownership interest in the Trust Property and activities incidental thereto, does not engage in any business unrelated to the Trust Property, does not have any assets other than those related to its interest in the Trust Property or any indebtedness other than as permitted by this Deed of Trust or the other Loan Documents, has its own separate books and records and has its own accounts, in each case which are separate and apart from the books and records and accounts of any other Person, and holds itself out as being a Person, separate and apart from any other Person and which otherwise satisfies the criteria of the Rating Agency, as in effect on the Closing Date, for a single purpose entity.

      "Solvent" shall mean, as to any Person, that (a) the sum of the assets of such Person, at a fair valuation, exceeds its liabilities, including contingent liabilities, (b) such Person has sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (c) such Person has not incurred indebtedness, and does not intend to incur debts, beyond its ability to pay such indebtedness as they mature. For purposes of this definition, "indebtedness" shall have the meaning set forth in the definition of Permitted Debt.

      "Space Leases" shall mean any Lease or sublease thereunder
(including, without limitation, any Major Space Lease) or any other agreement providing for the use and occupancy of a portion of the Trust Property as the same may be amended, renewed or supplemented.

      "State" shall mean any of the states which are members of the United States of America.

      "Stated Maturity", when used with respect to the Note or any installment of interest and/or principal payment thereunder, shall mean the date specified in the Note as the fixed date on which a payment of all or any portion of principal and/or interest is due and payable.

      "Sub-Accounts" shall have the meaning set forth in Section 5.02 hereof.

      "Substantial Casualty" shall have the meaning set forth in Section
3.04 hereof.

      "Substantial Taking" shall mean a Taking of such portion of the Trust Property that (a) would leave remaining a balance of the Trust Property which would not under then current economic conditions, applicable zoning laws, building regulations and other applicable Legal Requirements, permit the restoration of the Trust Property so as to constitute a complete, rentable facility of the same sort as existed prior to the Taking, having adequate ingress and egress to the Trust Property, (b) as a result of which Beneficiary is not reasonably satisfied that the Debt Service Coverage for the previous fiscal quarter, as of the last day of the first fiscal quarter ending after substantial completion of the Work, will not be equal to or greater than the greater of (i) the Debt Service Coverage for the fiscal quarter immediately prior to the Taking and (ii) the Closing DSC, (c) as a result of which more than 15% of the reasonably estimated aggregate value of the Trust Property is affected, or (d) as a result of which Beneficiary is not reasonably satisfied the Work can be completed prior to Maturity and within twelve months of the Taking; provided, however, such twelve month period may be extended at the request of Grantor provided that Grantor delivers a letter from the Rating Agency confirming that any rating issued in connection with a Securitization will not, as a result of such extension be downgraded from the then current ratings thereof, qualified, or withdrawn.

      "Taking" shall mean a condemnation or taking pursuant to the lawful exercise of the power of eminent domain.

      "Total GLA" shall mean the total gross leasable area of the Trust Property, including all Space Leases.

      "Transfer" shall mean the conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to, or other disposition of (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) all or any portion of any legal or beneficial interest (a) in all or any portion of the Trust Property; (b) in the stock or membership interest of any General Partner;
(c) in Grantor (or any trust of which Grantor is a trustee); or (d) in any Person having a direct legal or beneficial ownership in Grantor and shall also include, without limitation to the foregoing, the following: an installment sales agreement wherein Grantor agrees to sell the Trust Property or any part thereof or any interest therein for a price to be paid in installments; an agreement by Grantor leasing all or a substantial part of the Trust Property to one or more Persons pursuant to a single or related transactions, or a sale, assignment or other transfer of, or the grant of a security interest in, Grantor's right, title and interest in and to any Leases or any Rent; any instrument subjecting the Trust Property to a condominium regime or transferring ownership to a cooperative corporation; and the dissolution or termination of Grantor or the merger or consolidation of Grantor with any other Person. The Merger will not be deemed a Transfer. Additionally (a) as long as The Mills Corporation remains the sole general partner of the Mills Limited Partnership, a Delaware limited partnership ("MLP") and The Mills Corporation owns at least 35% of the limited partnership interests of MLP, the term "Transfer" shall not apply to any conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to or other disposition of any limited partnership interests in MLP and (b) the term "Transfer" shall not apply to any conveyance, assignment, sale, mortgaging, encumbrance, pledging, hypothecation, granting of a security interest in, granting of options with respect to or other disposition of any interest in Grantor or any general partner of Grantor to a Person which is owned one hundred percent, directly or indirectly by MLP or The Mills Corporation. Additionally, it shall be a Transfer if MLP and/or The Mills Corporation ceases to own 100% of Grantor either directly or indirectly.

      "Treasury Constant Maturity Yield Index" shall mean the average yield for "This Week" as reported by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519).

      "Trust Property" shall have the meaning set forth in the granting clauses of this Deed of Trust.

      "UCC" shall mean the Uniform Commercial Code as in effect in the State in which the Trust Property is located.

      "Unscheduled Payments" shall mean (a) all Loss Proceeds that Grantor has elected or is required to apply to the repayment of the Debt pursuant to this Deed of Trust, the Note or any other Loan Documents, (b) any funds representing a voluntary or involuntary principal prepayment other than scheduled Principal Payments, (c) any Net Proceeds and (d) any amounts paid from the Curtailment Reserve Sub-Account pursuant to Section 5.11 hereof.

      "Use Requirements" shall mean any and all building codes, permits, certificates of occupancy or compliance, laws, regulations, or ordinances (including, without limitation, health, pollution, fire protection, medical and day-care facilities, waste product and sewage disposal regulations), restrictions of record, easements, reciprocal easements, declarations or other agreements affecting the use of the Trust Property or any part thereof.

      "Welfare Plan" shall mean an employee welfare benefit plan as defined in Section 3(1) of ERISA established or maintained by Grantor or any ERISA Affiliate or that covers any current or forms employee of Grantor or any ERISA Affiliate.

      "Work" shall have the meaning set forth in Section 3.04(a)(i) hereof.

      "Yield Maintenance Premium" shall mean the premium which shall be the product of (a) a fraction, the numerator of which is the positive excess (expressed as a percentage of the outstanding principal amount of the applicable Portion (as such term is defined in the Note) before repayment), if any, of (i) the present value of all future payments of principal and interest on the Principal Amount, including, without limitation, any outstanding principal amount of the Loan as of the Payment Date in June, 2003 to be made on the applicable Portion before the prepayment in question, discounted at an interest rate per annum equal to the Treasury Constant Maturity Yield Index published during the second full week preceding the date on which such premium is payable for instruments having a maturity coterminous with the Payment Date occurring in June, 2003, over
(ii) the outstanding principal amount of the applicable Portion immediately before such prepayment, and the denominator of which is the Principal Amount immediately prior to the prepayment, and (b) the principal amount of the applicable Portion being prepaid; provided, however, that if there is no Treasury Constant Maturity Yield Index for instruments having a maturity coterminous with the Payment Date occurring in June, 2003, then the index referred to in (1) above shall be equal to the weighted average yield to maturity of the Treasury Constant Maturity Yield Indices with maturities next longer and shorter than such remaining average life to the Payment Date occurring in June, 2003, calculated by averaging (and rounding upward to the nearest whole multiple of 1/100 of 1% per annum, if the average is not such a multiple) the yields of the relevant Treasury Constant Maturity Yield Indices (rounded, if necessary, to the nearest 1/100 of 1% with any figure of 1/200 of 1% or above rounded upward).

                      ARTICLE II: COVENANTS, WARRANTIES
                        AND REPRESENTATIONS OF Grantor

Section 2.01. Payment of Debt. Grantor will pay the Debt at the time and in the manner provided in the Note and the other Loan Documents, all in lawful money of the United States of America in immediately available funds.

Section 2.02. Representations and Warranties of Grantor. Grantor represents and warrants to Beneficiary:

      (a) Organization and Authority. Grantor (or, prior to the Merger, each of the entities comprising Grantor) (i) is a general partnership, limited partnership or corporation, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (ii) has all requisite power and authority and all necessary and material licenses and permits to own and operate the Trust Property and to carry on its business as now conducted and as presently proposed to be conducted and (iii) is duly qualified, authorized to do business and in good standing in the jurisdiction where the Trust Property is located and in each other jurisdiction where the conduct of its business or the nature of its activities makes such qualification necessary. If Grantor is a limited partnership or general partnership, each general partner of Grantor which is a corporation is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

      (b) Power. Grantor and, if applicable, each General Partner has full power and authority to execute, deliver and perform, as applicable, the Loan Documents to which it is a party, to make the borrowings thereunder, to execute and deliver the Note and to grant to Beneficiary a first, prior, perfected and continuing lien on and security interest in the Trust Property, subject only to the Permitted Encumbrances.

      (c) Authorization of Borrowing. The execution, delivery and performance of the Loan Documents to which Grantor is a party, the making of the borrowings thereunder, the execution and delivery of the Note, the grant of the liens on the Trust Property pursuant to the Loan Documents to which Grantor is a party and the consummation of the Loan are within the powers of Grantor and have been duly authorized by Grantor and, if applicable, the General Partners, by all requisite action (and Grantor hereby represents that no approval or action of any limited partner or shareholder, as applicable, of Grantor is required to authorize any of the Loan Documents to which Grantor is a party other than as have been obtained) and will constitute the legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with their terms, except as enforcement may be stayed or limited by bankruptcy, insolvency, reorganization, receivership, moratorium, or similar laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in proceedings at law or in equity) and will not (i) violate any provision of its partnership agreement or partnership certificate or certificate of incorporation or by-laws, as applicable, or, to its knowledge, any law, judgment, order, rule or regulation of any court, arbitration panel or other Governmental Authority, domestic or foreign, or other Person affecting or binding upon Grantor or the Trust Property, or (ii) violate any provision of any indenture, agreement, mortgage, contract or other instrument to which Grantor or, if applicable, any General Partner is a party or by which any of their respective property, assets or revenues are bound, or be in conflict with, result in an acceleration of any obligation or a breach of or constitute (with notice or lapse of time or both) a default or require any payment or prepayment under, any such indenture, agreement, mortgage, contract or other instrument, or (iii) result in the creation or imposition of any lien, except those in favor of Beneficiary as provided in the Loan Documents to which it is a party.

      (d) Consent. Neither Grantor nor, if applicable, any General Partner, is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any Governmental Authority or other agency in connection with or as a condition to the execution, delivery or performance of this Deed of Trust, the Note or the other Loan Documents which has not been so obtained or filed.

      (e) Interest Rate. The rate of interest paid under the Note and the method and manner of the calculation thereof do not violate any usury or other law or applicable Legal Requirement.

      (f) Other Agreements. Grantor is not a party to nor is otherwise bound by any agreements or instruments which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect. Neither Grantor nor, if applicable, any General Partner, is in violation of its partnership agreement or corporate organizational documents, as applicable, or other restriction or any agreement or instrument by which it is bound, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or Governmental Authority, or any Legal Requirement, in each case, applicable to Grantor or the Trust Property, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect.

      (g) Maintenance of Existence. (i) Grantor and, if applicable, each General Partner at all times since their formation have been duly formed and existing and shall preserve and keep in full force and effect their existence as a Single Purpose Entity.

            (ii) Grantor and, if applicable, each General Partner, at all times since their organization have complied, and will continue to comply, with the provisions of its certificate and agreement of partnership or certificate of incorporation and by-laws, as applicable, and will comply in all material respects with the laws of its jurisdiction of organization relating to partnerships or corporations, as applicable.

            (iii) All customary formalities regarding the partnership, or corporate existence, as applicable, of Grantor, and if, applicable, each General Partner will be observed.

            (iv) Grantor and, if applicable, each General Partner, will maintain their respective financial statements, accounting records and other partnership or corporate documents separate from those of any other Person. Except as contemplated herein and in the other Loan Documents, Grantor and, if applicable, each General Partner will not commingle, their respective assets with those of any other Person. Grantor will maintain, its own bank accounts, payroll and separate books of account.

            (v) Grantor and, if applicable, each General Partner, will pay their own liabilities from their own separate assets.

            (vi) Grantor and, if applicable, each General Partner will identify themselves, in all dealings with the public, under their own names and as separate and distinct entities. Grantor and, if applicable, each General Partner, will not identify themselves, as being a division of any other Person.

            (vii) Grantor and, if applicable, each General Partner, are and will continue to be, adequately capitalized in light of the nature of their respective businesses.

            (viii) Grantor (A) except as previously disclosed in writing to Grantor, does not own and will not own any encumbered asset other than the Trust Property, (B) is not engaged and will not engage in any business other than the ownership, management, leasing, expanding and operation of the Trust Property and activities incidental thereto, (C) will not enter into any contract or agreement with any Affiliate of Grantor or, if applicable, any Affiliate of a General Partner except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than an Affiliate, (D) will not incur any debt, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than the Loan and Permitted Debt (E) will not make any loans or advances to any Person (including any Affiliate).

            (ix) Grantor will not change its name or principal place of business, except in connection with the Merger.

            (x) Grantor does not have, and will not have, any subsidiaries.

            (xi) Grantor will preserve and maintain its existence as a limited partnership and all material rights, privileges, trade names and franchises, except in connection with the Merger.

            (xii) Neither Grantor, nor, if applicable, any General Partner, will merge or consolidate with, or sell all or substantially all of its respective assets to any Person, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), except in connection with the Merger. Grantor will not acquire any business or assets from, or capital stock or other ownership interest of, or be a party to any acquisition of, any Person, except in connection with the Merger.

            (xiii) Grantor will not assume or guarantee the liabilities of its partners or shareholders or any predecessor corporation or partnership, each as applicable, any Affiliates, or any other Persons, except in connection with the Merger. Grantor will not acquire obligations or securities of its partners or shareholders or any predecessor corporation or partnership, each as applicable, or any Affiliates, except in connection with the Merger. Grantor will not make loans to its partners or shareholders or any predecessor corporation or partnership, each as applicable, or any Affiliates of any of such Persons.

            (xiv) Grantor will not enter into or be a party to, any transaction with its partners or shareholders, as applicable, or any Affiliates of its partners except in the ordinary course of business of Grantor on terms which are no less favorable to Grantor than would be obtained in a comparable arm's length transaction with an unrelated third party.

      (h) No Defaults. No Default or Event of Default has occurred and is continuing or would occur as a result of the consummation of the transactions contemplated by the Loan Documents. Grantor is not in default in the payment or performance of any of its Contractual Obligations in any material respect.

      (i) Governmental Consents and Approvals. Grantor and, if applicable, each General Partner, have obtained or made all necessary (i) consents, approvals and authorizations, and registrations and filings of or with all Governmental Authorities and (ii) consents, approvals, waivers and notifications of partners, stockholders, creditors, lessors and other nongovernmental Persons, in each case, which are required to be obtained or made by Grantor or, if applicable, the General Partner, in connection with the execution and delivery of, and the performance by Grantor of its obligations under, the Loan Documents except for such consents, approvals and authorizations, registrations and filings, waivers and notifications the failure of which to obtain or make would not have (i) a Material Adverse Effect, (ii) interfere with Grantor's ability to pay its obligations in timely manner or
(iii) otherwise interfere with the benefits of the security intended to be provided by this Deed of Trust.

      (j) Investment Company Act Status. Grantor is not an "investment company," or a company "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

      (k) Compliance with Law. Grantor is in compliance in all material respects with all Legal Requirements to which it or the Trust Property is subject, including, without limitation, all Environmental Statutes, the Occupational Safety and Health Act of 1970, the Americans with Disabilities Act and ERISA. No portion or the Trust Property has been or will be purchased, improved, fixtured, equipped or furnished with proceeds of any illegal activity.

      (l) Financial Information. All financial data that has been delivered by Grantor to Beneficiary (i) is true, complete and correct in all material respects, (ii) accurately represents in all material respects the financial condition and results of operations of the Persons covered thereby as of the date on which the same shall have been furnished, and (iii) has been prepared in accordance with GAAP (or such other accounting basis as is reasonably acceptable to Beneficiary) throughout the periods covered. As of the date hereof, neither Grantor nor, if applicable, any General Partner, has any contingent liability, liability for taxes or other unusual or forward commitment of a material nature not reflected in such financial statements delivered to Beneficiary; since the date of the last financial statements delivered by Grantor to Beneficiary except as otherwise disclosed in such financial statements or notes thereto, there has been no change in the assets, liabilities or financial position of Grantor nor, if applicable, any General Partner, or in the results of operations of Grantor which would have a Material Adverse Effect. Neither Grantor nor, if applicable, any General Partner, has incurred any obligation or liability, contingent or otherwise not reflected in such financial statements which would have a Material Adverse Effect.

      (m) Transaction Brokerage Fees. Grantor has not dealt with any financial advisors, brokers, underwriters, placement agents, agents or finders in connection with the transactions contemplated by this Deed of Trust except for CS First Boston Mortgage Capital Corp. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective Affiliates. All brokerage fees, commissions and other expenses payable in connection with the transactions contemplated by the Loan Documents have been paid in full contemporaneously with the execution of the Loan Documents and the funding of the Loan. Grantor hereby agrees to indemnify and hold Beneficiary harmless from and against any and all claims, liabilities, costs and expenses of any kind in any way relating to or arising from (i) a claim by any Person that such Person acted on behalf of Grantor in connection with the transactions contemplated herein or (ii) any breach of the foregoing representation. The provisions of this subsection (m) shall survive the repayment of the Debt.

      (n) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of the Loan Documents.

      (o) Pending Litigation. There are no actions, suits or proceedings pending or, to the best knowledge of Grantor, threatened against or affecting Grantor or the Trust Property in any court or before any Governmental Authority which if adversely determined either individually or collectively has or is reasonably likely to have a Material Adverse Effect.

      (p) Solvency; No Bankruptcy. Each of Grantor and, if applicable, the General Partner, (i) is and has at all times been Solvent and will remain Solvent immediately upon the consummation of the transactions contemplated by the Loan Documents and (ii) is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors and is not contemplating the filing of a petition under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of such Person's assets or property and Grantor has no knowledge of any Person contemplating the filing of any such petition against it or, if applicable, the General Partner. None of the transactions contemplated hereby will be or have been made with an intent to hinder, delay or defraud any present or future creditors of Grantor and Grantor has received reasonably equivalent value in exchange for its obligations under the Loan Documents. Grantor's assets do not, and immediately upon consummation of the transaction contemplated in the Loan Documents will not, constitute unreasonably small capital to carry out its business as presently conducted or as proposed to be conducted. Grantor does not intend to, nor believe that it will, incur debts and liabilities beyond its ability to pay such debts as they may mature.

      (q) Use of Proceeds. The proceeds of the Loan shall be applied by Grantor to, inter alia, (i) satisfy certain mortgage loans presently encumbering all or a part of the Trust Property, (ii) fund the Sub-Accounts in accordance with Article V hereof and (iii) pay certain transaction costs incurred by Grantor in connection with the Loan. No portion of the proceeds of the Loan will be used for family, personal, agricultural or household use.

      (r) Tax Filings. Grantor and, if applicable, each General Partner, have filed all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments payable by Grantor and, if applicable, the General Partners. Grantor and, if applicable, the General Partners, believe that their respective tax returns properly re-flect the income and taxes of Grantor and said General Partner, if any, for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit.

      (s) Not Foreign Person. Grantor is not a "foreign person" within the meaning of ss.1445(f)(3) of the Code.

      (t) ERISA. (a) The assets of Grantor are not and will not become treated as "plan assets", whether by operation of law or under regulations promulgated under ERISA. Each Plan and Welfare Plan, and, to the knowledge of Grantor, each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, its terms and the applicable provisions of ERISA, the Code and any other applicable Legal Requirement, and no event or condition has occurred and is continuing as to which Grantor would be under an obligation to furnish a report to Beneficiary under clause (b)(i) of this Section. Other than an application for a favorable determination letter with respect to a Plan, there are no pending issues or claims before the Internal Revenue Service, the United States Department of Labor or any court of competent jurisdiction related to any Plan or Welfare Plan under which Grantor or any ERISA Affiliate, directly or indirectly (through an indemnification agreement or otherwise), could be subject to any material risk of liability under Section 409 or 502(i) of ERISA or Section 4975 of the Code. No Welfare Plan provides or will provide benefits, including, without limitation, death or medical benefits (whether or not insured) with respect to any current or former employee of Grantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (i) coverage mandated by applicable law, (ii) death or disability benefits that have been fully provided for by fully paid up insurance or (iii) severance benefits.

            (b) Grantor will furnish to Beneficiary as soon as possible, and in any event within ten (10) days after Grantor knows or has reason to believe that any of the events or conditions specified below with respect to any Plan, Welfare Plan or Multiemployer Plan has occurred or exists, a statement signed by a senior financial officer of Grantor setting forth details respecting such event or condition and the action, if any, that Grantor or its ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC (or any other relevant Governmental Authority) by Grantor or an ERISA Affiliate with respect to such event or condition, if such report or notice is required to be filed with the PBGC or any other relevant Governmental
Authority:

            (i) any reportable event, as defined in Section 4043(b) of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code of Section 302 of ERISA, including, without limitation, the failure to make on or before its due date a required installment under Section 412(m) of the Code of Section 302(e) of ERISA, shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code), and any request for a waiver under Section 412(d) of the Code for any Plan;

            (ii) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Grantor or an ERISA Affiliate to terminate any Plan;

            (iii) the institution by PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by Grantor or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

            (iv) the complete or partial withdrawal from a Multiemployer Plan by Grantor or any ERISA Affiliate that results in liability under
      Section 4201 or 4204 of ERISA (including the obligation to satisfy secondary liability as a result of a purchaser default) or the receipt by Grantor or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

            (v) the institution of a proceeding by a fiduciary of any Multiemployer Plan against Grantor or any ERISA Affiliate to enforce
      Section 515 of ERISA, which proceeding is not dismissed within thirty
      (30) days;

            (vi) the adoption of an amendment to any Plan that, pursuant to
      Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if Grantor or an ERISA Affiliate fails to timely provide security to the Plan in accordance with the provisions of said Sections; or

            (vii) the imposition of a lien or a security interest in connection with a Plan.

            (c) Grantor shall not knowingly engage in or permit any transaction in connection with which Grantor or any ERISA Affiliate could be subject to either a civil penalty or tax assessed pursuant to Section 502(i) or 502(l) of ERISA or Section 4975 of the Code, permit any Welfare Plan to provide benefits, including without limitation, medical benefits (whether or not insured), with respect to any current or former employee of Grantor or any ERISA Affiliate beyond his or her retirement or other termination of service other than (i) coverage mandated by applicable law,
(ii) death or disability benefits that have been fully provided for by paid up insurance or otherwise or (iii) severance benefits, permit the assets of Grantor to become "plan assets", whether by operation of law or under regulations promulgated under ERISA or adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, or permit any ERISA Affiliate to adopt, amend (except as may be required by applicable law) or increase the amount of any benefit or amount payable under, any employee benefit plan (including, without limitation, any employee welfare benefit plan) or other plan, policy or arrangement, except in the ordinary course of business.

      (u) Labor Matters. Grantor is not a party to any collective bargaining agreements.

      (v) Private Offering. Neither Grantor nor any Person authorized to act on its behalf (other than the initial purchasers of the Securities (as defined below), as to which no representation is made) in connection with any offer or sale of any securities issued in connection with a Securitization (the "Securities") has used any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended from time to time (the "Securities Act"), including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Neither Grantor nor any Person authorized to act on its behalf (other than the initial purchasers of the Securities, as to which no representation is made) (i) has offered or sold directly or indirectly, the Securities or any interest in the Securities or any other security from any Person in any manner, (ii) has solicited any offer to buy, or (iii) has taken any other action, in each of the cases set forth in clauses (i) through (iii) above, that would constitute a distribution of the Securities under the Securities Act or would render the sale of the Securities a violation of Section 5 of the Securities Act or any state securities laws, or would require registration pursuant to the Securities Act, or would require qualification of any of the Loan Documents under the Trust Indenture Act of 1939.

Section 2.03. Further Acts, etc. Grantor will, at the cost of Grantor, and without expense to Beneficiary, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Beneficiary or Deed Trustee shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Beneficiary the property and rights hereby mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged, assigned and hypothecated, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary and Deed Trustee, or for carrying out or facilitating the performance of the terms of this Deed of Trust or for filing, registering or recording this Deed of Trust and, on demand, will execute and deliver and hereby authorizes Beneficiary to execute in the name of Grantor or without the signature of Grantor to the extent Beneficiary may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Trust Property. Grantor grants to Beneficiary an irrevocable power of attorney coupled with an interest for the purpose of protecting, perfecting, preserving and realizing upon the interests granted pursuant to this Deed of Trust (but not to increase the obligations of Grantor beyond those which are intended to be granted in this Deed of Trust and the other Loan Documents) and to effect the intent hereof, all as fully and effectually as Grantor might or could do; and Grantor hereby ratifies all that Beneficiary shall lawfully do or cause to be done by virtue hereof.

Section 2.04. Recording of Deed of Trust, etc. Grantor forthwith upon the execution and delivery of this Deed of Trust and thereafter, from time to time, will cause this Deed of Trust, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully protect the lien or security interest hereof upon, and the interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Trust Property or any instrument of further assurance, except where prohibited by law to do so, in which event Beneficiary may declare the Debt to be immediately due and payable. Grantor shall hold harmless and indemnify Beneficiary and Deed Trustee, and their successors and assigns, against any liability incurred as a result of the imposition of any tax on the making and recording of this Deed of Trust.

Section 2.05. Representations and Warranties as to the Trust Property. Grantor represents and warrants with respect to the Trust Property as follows:

      (a) Lien Priority. This Deed of Trust is a valid and enforceable first lien on the Trust Property, free and clear of all encumbrances and liens having priority over the lien of this Deed of Trust, except for the items set forth as exceptions to or subordinate matters in the title insurance policy insuring the lien of this Deed of Trust, none of which, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by this Deed of Trust, materially affect the value or marketability of the Trust Property, impair the use or operation of the Trust Property or impair Grantor's ability to pay its obligations in a timely manner (such items being the "Permitted Encumbrances").

      (b) Title. Grantor has, subject only to the Permitted Encumbrances, good, insurable and marketable fee simple title to the Premises, Improvements and Fixtures (collectively the "Realty") and to all easements and rights benefitting the Realty and has the right, power and authority to mortgage, give, grant, bargain, sell, alien, enfeoff, convey, confirm, pledge, assign, and hypothecate the Trust Property. Grantor will preserve its interest in and title to the Trust Property and will forever warrant and defend the same to Beneficiary against any and all claims made by, through or under Grantor and will forever warrant and defend the validity and priority of the lien and security interest created herein against the claims of all Persons whomsoever claiming by, through or under Grantor. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust and shall inure to the benefit of and be enforceable by Beneficiary in the event Beneficiary acquires title to the Trust Property pursuant to any foreclosure. In addition, there are no outstanding options or rights of first refusal to purchase the Trust Property or Grantor's ownership thereof.

      (c) Taxes and Impositions. All taxes and other Impositions and governmental assessments due and owing in respect of, and affecting, the Trust Property have been paid. Grantor has paid all Impositions which constitute special governmental assessments in full, except for those assessments which are permitted by applicable Legal Requirements to be paid in installments, in which case all installments which are due and payable have been paid in full. There are no pending, or to Grantor's best knowledge, proposed special or other assessments for public improvements or otherwise affecting the Trust Property, nor are there any contemplated improvements to the Trust Property that may result in such special or other assessments.

      (d) Casualty; Flood Zone. The Realty is in good repair and free and clear of any damage, destruction or casualty (whether or not covered by insurance) that would materially affect the value of the Realty or the use for which the Realty was intended. No portion of the Premises is located in an "area of special flood hazard," as that term is defined in the regulations of the Federal Insurance Administration, Department of Housing and Urban Development, under the National Flood Insurance Act of 1968, as amended (24 CFR ss.1909.1) or Grantor has obtained the flood insurance required by Section 3.01(a)(vi) hereof. The Premises either does not lie in a 100 year flood plain that has been identified by the Secretary of Housing and Urban Development or any other Governmental Authority or, if it does, Grantor has obtained the flood insurance required by Section 3.01(a)(vi) hereof.

      (e) Completion; Encroachment. All Improvements necessary for the efficient use and operation of the Premises have been completed and none of said Improvements lie outside the boundaries and building restriction lines of the Premises. Except as set forth in the title insurance policy insuring the lien of this Deed of Trust, no improvements on adjoining properties encroach upon the Premises.

      (f) Separate Lot. The Premises consist of one or more parcels, each of which is taxed separately without regard to any other real estate and constitutes a legally subdivided lot under all applicable Legal
Requirements (or, if not subdivided, no

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

subdivision or platting of the Premises is required under applicable Legal Requirements), and for all purposes may be mortgaged, conveyed or otherwise dealt with as an independent parcel except as previously disclosed in writing to Beneficiary. The Trust Property does not benefit from any tax abatement or exemption.

      (g) Use. The existence of all Improvements, the present use and operation thereof and the access of the Premises and the Improvements to all of the utilities and other items referred to in paragraph (k) below are in compliance in all material respects with all Leases affecting the Trust Property and all applicable Legal Requirements, including, without limitation, Environmental Statutes, Development Laws and Use Requirements. Grantor has not received any notice from any Governmental Authority alleging any uncured violation relating to the Trust Property of any applicable Legal Requirements the failure to cure of which is reasonably likely to have a Material Adverse Effect.

      (h) Licenses and Permits. Grantor currently holds and will continue to hold all certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals of any Governmental Authority or any other Person which are material for the lawful occupancy and operation of the Realty or which are material to the ownership or operation of the Trust Property or the conduct of Grantor's business. All such certificates of occupancy, licenses, registrations, permits, consents, franchises and approvals are current and in full force and effect.

      (i) Environmental Matters. Grantor has received and reviewed the Environmental Report and has no reason to believe that the Environmental Report contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which such statements were made, not misleading.

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

      (j) Property Proceedings. Except as previously disclosed to Beneficiary in writing, there are no actions, suits or proceedings pending or threatened in any court or before any Governmental Authority or arbitration board or tribunal (i) relating to (A) the zoning of the Premises or any part thereof, (B) any certificates of occupancy, licenses, registrations, permits, consents or approvals issued with respect to the Trust Property or any part thereof, (C) the condemnation of the Trust Property or any part thereof, or (D) the condemnation or relocation of any roadways abutting the Premises required for access or the denial or limitation of access to the Premises or any part thereof from any point of access to the Premises, (ii) asserting that (A) any such zoning, certificates of occupancy, licenses, registrations, permits, consents and/or approvals do not permit the operation of any material portion of the Realty as presently being conducted, (B) any material improvements located on the Trust Property or any part thereof cannot be located thereon or operated with their intended use or (C) the operation of the Trust Property or any part thereof is in violation in any material respect of any Environmental Statutes, Development Laws or other Legal Requirements or Space Leases or Property Agreements or (iii) which (A) might affect the validity or priority of any Loan Document or (B) have a Material Adverse Effect. Grantor is not aware of any facts or circumstances which may give rise to any actions, suits or proceedings described in the preceding sentence.

      (k) Utilities. The Premises has all necessary legal access to water, gas and electrical supply, storm and sanitary sewerage facilities, other required public utilities (with respect to each of the aforementioned items, by means of either a direct connection to the source of such utilities or through connections available on publicly dedicated roadways directly abutting the Premises or through permanent insurable easements benefiting the Premises), fire and police protection, parking, and means of direct access between the Premises and public highways over recognized curb cuts (or such access to public highways is through private roadways which may be used for ingress and egress pursuant to permanent insurable easements).

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

      (l) Mechanics' Liens. The Trust Property is free and clear of any mechanics' liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of this Deed of Trust, except those which are insured against by the title insurance policy insuring the lien of this Deed of Trust.

      (m) Title Insurance and Survey. Beneficiary has received a lenders' title insurance policy insuring this Deed of Trust as a first lien on the Trust Property subject only to Permitted Encumbrances.

      (n) Insurance. The Trust Property is insured in accordance with the requirements set forth in Article III hereof.

      (o) Space Leases.

            (i) Grantor has delivered a true, correct and complete schedule of all Space Leases as of the date hereof, which accurately and completely sets forth in all material respects, for each such Space Lease, except for temporary license agreements for terms of less than one year, the following (collectively, the "Rent Roll"): the name of the tenant; the lease expiration date, extension and renewal provisions; the base rent; and all additional rent and pass-through obligations.

            (ii) Each Space Lease constitutes the legal, valid and binding obligation of Grantor and, to the knowledge of Grantor, is enforceable against the tenant thereof. No default exists, or with the passing of time or the giving of notice would exist, (A) under any Major Space Lease or (B) under any other Space Leases which would, in the aggregate, have a Material Adverse Effect.

            (iii) No tenant under any Space Lease has, as of the date hereof, paid Rent more than thirty (30) days in advance, and the Rents under such Space Leases have not been waived, released, or otherwise discharged or compromised.

            (iv) Except as previously disclosed in writing to Beneficiary, all work to be performed by Grantor under the Space Leases has been substantially performed, all contributions which are due and payable to be made by Grantor to the tenants thereunder have been made except for any held-back amounts, and all other conditions precedent to each such tenant's obligations thereunder have been satisfied.

            (v) Intentionally omitted.

            (vi) Each tenant under a Major Space Lease has entered into occupancy of the demised premises to the extent required under the terms of its Major Space Lease, and each such tenant is open and conducting business with the public in the demised premises. To the best knowledge of Grantor, after due inquiry, each tenant under a Lease other than a Major Space Lease has entered into occupancy of its demised premises under its Lease to the extent required under the terms of its Lease and each such tenant is open and conducting business with the public in the demised premises.

            (vii) Grantor has delivered to Beneficiary true, correct and complete copies of the Space Leases described in the Rent Roll that have been requested by Beneficiary.

            (viii) Each Space Lease is in full force and effect and the information disclosed on the Rent Roll reflects any assignment, modification, supplementation or amendment in any way related to a Space Lease.

            (ix) Except as previously disclosed in writing to Beneficiary, to the best of Grantor's knowledge, each tenant under each Space Lease is free from bankruptcy, reorganization or arrangement proceedings or a general assignment for the benefit of creditors.

            (x) No Space Lease provides any party with the right to obtain a lien or encumbrance upon the Trust Property superior to the lien of this Deed of Trust.

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

      (p) Property Agreements.

            (i) Grantor has delivered to Beneficiary true, correct and complete copies of all Property Agreements.

            (ii) No Property Agreement provides any party with the right to obtain a lien or encumbrance upon the Trust Property superior to the lien of this Deed of Trust.

            (iii) No default exists or with the passing of time or the giving of notice or both would exist under any Property Agreement which would, individually or in the aggregate, have a Material Adverse Effect.

            (iv) Other than late payment notices sent in the ordinary course of business, Grantor has not received or given any written communication which alleges that a default exists or, with the giving of notice or the lapse of time, or both, would exist under the provisions of any Property Agreement.

            (v) No condition exists whereby Grantor or any future owner of the Trust Property may be required to purchase any other parcel of land which is subject to any Property Agreement or which gives any Person a right to purchase, or right of first refusal with respect to, the Trust Property.

            (vi) To the best knowledge of Grantor, no offset or any right of offset exists respecting continued contributions to be made by any party to any Property Agreement except as expressly set forth therein. Except as previously disclosed to Beneficiary in writing, no material exclusions or restrictions on the utilization, leasing or improvement of the Trust Property (including non-compete agreements) exists in any Property Agreement.

            (vii) All "pre-opening" requirements contained in all Property Agreements (including, but not limited to, all off-site and on-site construction requirements), if any, have been fulfilled, and, to the best of Grantor's knowledge, no condition now exists whereby any party to any such Property Agreement could refuse to honor its obligations thereunder.

            (viii) All work, if any, to be performed by Grantor under each of the Property Agreements has been substantially performed, all contributions to be made by Grantor to any party to such Property Agreements have been made, and all other conditions to such party's obligations thereunder have been satisfied.

      (q) Personal Property. Grantor has delivered to Beneficiary a schedule which is true, correct and complete in all material respects of all personal property, if any, owned by Grantor and located upon the Trust Property or used in connection with the use or operation of the Trust Property and Grantor represents that it has good and marketable title to all such personal property, free and clear of any liens, except for liens created under the Loan Documents and liens which describe the equipment and other personal property owned by tenants and certain chattel liens disclosed in writing to Beneficiary.

      (r) Leasing Brokerage and Management Fees. Except as previously disclosed to Beneficiary in writing, there are no brokerage fees or commissions payable by Grantor with respect to the leasing of space at the Trust Property and there are no management fees payable by Grantor with respect to the management of the Trust Property.

      (s) Security Deposits. All security deposits with respect to the Trust Property on the date hereof have been transferred to the Security Deposit Account on the date hereof, and Grantor is in compliance with all Legal Requirements relating to such security deposits as to which failure to comply might, individually or in the aggregate, have a Material Adverse Effect.

      (t) Loan to Value Ratio. To the best knowledge of Grantor, based on the Appraisal (which Grantor believes to contain a reasonable assessment of the fair market value of the Trust Property), the Initial Allocated Loan Amount does not exceed one hundred twenty-five percent (125%) of the fair market value of the Trust Property. For the purposes of this clause (t), the term
"fair market value" shall not include (i) the amount of any indebtedness secured by a lien affecting the Trust Property that is prior to, or on a parity with, the lien of this Deed of Trust, and (ii) the value of any property that is not"real property" within the meaning of Treas. Reg. ss.ss.1.860G-2 and 1.856-3(d).

      (u) Representations Generally. The review and inquiry made on behalf of Grantor in connection with the representations and warranties contained in the Deed of Trust, have all been made by Persons having the requisite expertise and knowledge to provide such representations and warranties. No representation, warranty or statement of fact made by or on behalf of Grantor in this Deed of Trust or in any certificate, document or schedule furnished to Beneficiary pursuant hereto, contains any untrue statement of a material fact or omits to state any material fact necessary to make statements contained therein or herein not misleading (which may be to Grantor's best knowledge where so provided herein). There are no facts presently known to Grantor which have not been disclosed to Beneficiary which would, individually or in the aggregate, have a Material Adverse Effect nor as far as Grantor can foresee might, individually or in the aggregate, have a Material Adverse Effect. All representations and warranties contained in this Deed of Trust shall survive the closing of the Loan.

Section 2.06. Removal of Lien. (a) Grantor shall, at its expense, maintain this Deed of Trust as a first lien on the Trust Property and shall keep the Trust Property free and clear of all liens of any kind and nature other than the Permitted Encumbrances. Grantor shall, within twenty (20) days following the filing thereof, promptly discharge of record, by bond or otherwise, any such liens and, promptly upon request by Beneficiary, shall deliver to Beneficiary evidence reasonably satisfactory to Beneficiary of the discharge thereof.

      (b) Subject to the provisions of Section 2.06(a) hereof, Grantor shall
(i) pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Trust Property or any part thereof, or on the revenues, rents, issues, income or profits


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

arising therefrom, (ii) cause to be removed of record (by payment or posting of bond or settlement or otherwise) any mechanics', materialmens', laborers' or other lien on the Trust Property, or any part thereof, or on the revenues, rents, issues, income or profit arising therefrom, and (iii) in general, do or cause to be done, without expense to Beneficiary, everything reasonably necessary to preserve in full the lien of this Deed of Trust. If Grantor fails to comply with the requirements of paragraph (b) of this Section 2.06, then, upon five (5) Business Days' prior notice to Grantor, Beneficiary may, but shall not be obligated to, pay any such lien, and Grantor shall, within five (5) Business Days after Beneficiary's demand therefor, reimburse Beneficiary for all sums so expended, together with interest thereon at the Default Rate from the date advanced, all of which shall be deemed part of the Debt. Nothing contained herein shall be deemed a consent or request of Beneficiary, express or implied, by inference or otherwise, to the performance of any alteration, repair or other work by any contractor, subcontractor or laborer or the furnishing of any materials by any materialmen in connection therewith.

      (c) Notwithstanding the foregoing, Grantor may contest any lien (other than a lien relating to non-payment of Impositions, the contest of which shall be governed by Section 4.04 hereof) of the type set forth in subparagraph
(b)(ii) of this Section 2.06 provided that, following prior notice to Beneficiary
(i) Grantor is contesting the validity of such lien with due diligence and in good faith and by appropriate proceedings, without cost or expense to Beneficiary or any of its agents, employees, officers, or directors, (ii) Grantor shall preclude the collection of, or other realization upon, any contested amount from the Trust Property or any revenues from or interest in the Trust
Property, (iii) neither the Trust Property nor any part thereof nor interest therein, shall be in any danger of being sold, forfeited or lost by reason of such contest by Grantor, (iv) such contest by Grantor shall not affect the ownership, use or occupancy of the Trust Property, (v) such contest by Grantor shall not subject Beneficiary or Grantor to the risk of civil or criminal liability (other than the civil liability of Grantor for the amount of the lien in question), (vi) such lien is subordinate to the lien of this Deed of Trust, (vii) Grantor has not consented to such lien,


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

(viii) Grantor has given Beneficiary prompt notice of the filing of such lien and the bonding thereof by Grantor and, upon request by Beneficiary from time to time, notice of the status of such contest by Grantor and/or confirmation of the continuing satisfaction of the conditions set forth in this Section 2.06(c),
(ix) Grantor shall promptly pay the obligation secured by such lien upon a final determination of Grantor's liability therefor, and (xi) Grantor shall deliver to Beneficiary cash, a bond or other security acceptable to Beneficiary equal to 125% of the contested amount pursuant to collateral arrangements reasonably satisfactory to Beneficiary.

Section 2.07. Cost of Defending and Upholding this Deed of Trust Lien. If any action or proceeding is commenced to which Beneficiary or Deed Trustee is made a party relating to the Loan Documents and/or the Trust Property or Beneficiary's or Deed Trustee's interest therein or in which it becomes necessary to defend or uphold the lien of this Deed of Trust or any other Loan Document, Grantor shall, on demand, reimburse Beneficiary and/or Deed Trustee for all expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Beneficiary and/or Deed Trustee in connection therewith, and such sum, together with interest thereon at the Default Rate from and after such demand until fully paid, shall constitute a part of the Debt.

Section 2.08. Use of the Trust Property. Grantor will use, or cause to be used, the Trust Property for such use as is permitted pursuant to applicable Legal Requirements including, without limitation, under the certificate of occupancy applicable to the Trust Property, and which is required by the Loan Documents. Grantor shall not suffer or permit the Trust Property or any portion thereof to be used by the public, any tenant, or any Person not subject to a Lease, in a manner as is reasonably likely to impair Grantor's title to the Trust Property, or in such manner as may give rise to a claim or claims of adverse usage or adverse possession by the public, or of implied dedication of the Trust Property or any part thereof.

Section 2.09. Financial Reports. (a) Grantor will keep and maintain or will cause to be kept and maintained on a fiscal year basis, in accordance with GAAP or federal income tax basis prepared consistently with the statements of books, records and accounts

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

delivered to Beneficiary and the Rating Agency prior to the Closing Date (or such other accounting basis reasonably acceptable to Beneficiary) consistently applied, proper and adequate books, records and accounts reflecting (i) all of the financial affairs of Grantor and (ii) all items of income and expense in connection with the operation of the Trust Property or in connection with any services, equipment or furnishings provided in connection with the operation thereof, whether such income or expense may be realized by Grantor or by any other Person whatsoever, excepting lessees unrelated to and unaffiliated with Grantor who have leased from Grantor portions of the Premises for the purpose of occupying the same. Beneficiary shall have the right from time to time at all times during normal business hours upon reasonable notice to examine such books, records and accounts at the office of Grantor or other person maintaining such books, records and accounts and to make such copies or extracts thereof as Beneficiary shall desire. After the occurrence of an Event of Default, Grantor shall pay any costs and expenses incurred by Beneficiary to examine Grantor's accounting records with respect to the Trust Property, as Beneficiary shall determine to be necessary or appropriate in the protection of Beneficiary's interest.

      (b) Grantor will furnish Beneficiary annually, within one hundred twenty (120) days following the end of each Fiscal Year of Grantor, with a complete copy of Grantor's financial statement audited by an Independent certified public accountant that is reasonably acceptable to Beneficiary in accordance with GAAP or federal income tax basis prepared consistently with the statements of books, records and accounts delivered to Beneficiary and the Rating Agency prior to the Closing Date (or such other accounting basis reasonably acceptable to Beneficiary) consistently applied covering (i) the financial affairs of Grantor and (ii) the operation of the Trust Property for such Fiscal Year and containing a statement of revenues and expenses, a statement of assets and liabilities and a statement of Grantor's equity. Together with Grantor's annual financial statements, Grantor shall furnish to Beneficiary an Officer's Certificate certifying as of the date thereof
(i) that the annual financial statements accurately represent the results of operation and financial condition of Grantor and the Trust Property all in accordance with GAAP or federal income tax basis prepared

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

consistently with the statements of books, records and accounts delivered to Beneficiary and the Rating Agency prior to the Closing Date consistently applied, and (ii) whether there exists an event or circumstance which constitutes, or which upon notice or lapse of time or both would constitute, a Default under the Note or any other Loan Document executed and delivered by Grantor, and if such event or circumstance exists, the nature thereof, the period of time it has existed and the action then being taken to remedy such event or circumstance.

      (c) Grantor will furnish Beneficiary monthly, within thirty (30) days following the end of each month, with a true, complete and correct cash flow statement all in accordance with GAAP or federal income tax basis prepared consistently with the statements of books, records and accounts delivered to Beneficiary and the Rating Agency prior to the Closing Date consistently applied with respect to the Trust Property in the form attached hereto as Exhibit C and made a part hereof, showing (i) all cash receipts of any kind whatsoever and all cash payments and disbursements, and (ii) year-to-date summaries of such cash receipts, payments and disbursements together with a certification of the Manager stating that such cash flow statement is true, complete and correct.

      (d) Grantor will furnish Beneficiary monthly, within thirty (30) days following the end of each month, with a certification of the Manager stating that all Operating Expenses with respect to the Trust Property which had accrued as of the last day of the month preceding the delivery of the cash flow statement referred to in clause (c) above have been fully paid or otherwise reserved or provided for by the Manager (any such certification or any certification furnished by a Manager pursuant to clause (c) above, a "Manager Certification").

      (e) Grantor will furnish Beneficiary quarterly, within sixty (60) days following the end of the first three fiscal quarters of Grantor and within one-hundred twenty (120) days after the end of each Fiscal Year, with a true, complete and correct rent roll for the Trust Property, including a list of which tenants are in default under their respective leases, dated as of the date of Beneficiary's request, identifying each tenant, the monthly rent and additional rent, if any, payable by

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

such tenant, the expiration date of such tenant's Lease, the security deposit, if any, held by Grantor under the Lease, the space covered by the Lease, and the arrearages for such tenant, if any, the sales per square foot of each tenant, to the extent reported by tenants under the terms of the Leases (which Grantor agrees to use best efforts to obtain if required under the terms of the Leases) and such rent roll shall be accompanied by an Officer's Certificate, dated as of the date of the delivery of such rent roll, certifying that such rent roll is true, correct and complete in all material respects as of its date.

      (f) Grantor shall furnish to Beneficiary, within thirty (30) days after Beneficiary's request therefor, with such further detailed information with respect to the operation of the Trust Property and the financial affairs of Grantor as may be reasonably requested by Beneficiary.

      (g) Grantor shall cause the Manager to furnish to Beneficiary, within thirty (30) days after the end of each month, a schedule of tenant security deposits showing any activity in the Security Deposit Account for such month, together with a certification of the Manager as to the balance in such Security Deposit Account and that such tenant security deposits are being held in accordance with all Legal Requirements.

      (h) Grantor will furnish Beneficiary quarterly, within sixty (60) days following the end of the first three fiscal quarters of Grantor and within one hundred twenty (120) days after the end of each Fiscal Year, with a report setting forth (i) the Net Operating Income for such fiscal quarter and Fiscal Year-to-date, each as compared to the preceding Fiscal Year, (ii) the average and period end occupancy rate of the Trust Property,
(iii) the Debt Service Coverage for the most recent fiscal quarter and Fiscal Year-to-date, and each as compared to the preceding Fiscal Year,
(iv) the capital repairs, replacements and improvements performed at the Trust Property during such fiscal quarter and Fiscal Year-to-Date and the aggregate Recurring Replacement Expenditures made in connection therewith, and (v) the balance contained in each of the Sub-Accounts as of the end of such fiscal quarter (which balance Beneficiary shall provide upon Grantor's written request therefor).

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

Section 2.10. Litigation. Grantor will give prompt written notice to Beneficiary of any litigation or governmental proceedings pending or threatened (in writing) against Grantor which might have a Material Adverse Effect.

                 ARTICLE III: INSURANCE AND CASUALTY RESTORATION

Section 3.01. Insurance Coverage. Grantor shall, at its expense, maintain the following insurance coverages with respect to the Trust Property during the term of this Deed of Trust:

            (a) (i) Insurance against loss or damage by fire, casualty and other hazards included in an "all-risk" extended coverage endorsement or its equivalent, with such endorsements as Beneficiary may from time to time reasonably require and which are customarily required by Institutional Lenders of similar properties similarly situated, covering the Trust Property in an amount not less than the greater of (A) 100% of the insurable replacement value of the Trust Property (exclusive of the Premises and footings and foundations) and (B) such other amount as is necessary to prevent any reduction in such policy by reason of and to prevent
      Grantor, Beneficiary or any other insured thereunder from being deemed to be a co-insurer. Not less frequently than once every three years, Grantor, at its option, shall either (A) have the Appraisal updated or obtain a new appraisal of the Trust Property reasonably acceptable to Beneficiary, (B) have a valuation of the Trust Property made by or for its insurance carrier conducted by an appraiser experienced in valuing properties of similar type to that of the Trust Property and reasonably acceptable to Beneficiary which are in the geographical area in which the Trust Property is located or (C) provide such other evidence as will, in Beneficiary's sole judgment, enable Beneficiary to determine whether there shall have been an increase in the insurable value of the Trust Property and Grantor shall deliver such updated
      Appraisal, new appraisal, insurance
      valuation or other evidence acceptable to Beneficiary, as the case may be, and, if such updated Appraisal, new appraisal, insurance valuation, or other evidence acceptable to Beneficiary reflects an increase in the insurable value of the Trust Property, the amount of insurance required hereunder shall be increased accordingly and Grantor shall deliver evidence satisfactory to Beneficiary that such policy has been so increased.

            (ii) Commercial comprehensive general liability insurance against claims for personal and bodily injury and/or death to one or more persons or property damage, occurring on, in or about the Trust Property (including the adjoining streets, sidewalks and passageways therein) in such amounts as Beneficiary may from time to time reasonably require (but in no event shall Beneficiary's requirements be increased more frequently than once during each twelve (12) month period) and which are customarily required by Institutional Lenders for similar properties similarly situated, but not less than $10,000,000.00.

            (iii) Business interruption, rent loss or other similar insurance (A) with loss payable to Beneficiary, (B) covering all risks required to be covered by the insurance provided for in
      Section 3.01(a)(i) and (C) in an amount not less than 100% of the projected fixed or base rent plus percentage rent for the succeeding twenty-four (24) month period unless the Rating Agency shall have delivered confirmation that any rating issued in connection with the Securitization will not, as a result of having business interruption, rent loss or other similar insurance for a shorter period, be downgraded from the then current ratings thereof, qualified or withdrawn, based on an occupancy rate of 100%. The amount of such insurance shall be determined upon the execution of this Deed of Trust, and not more frequently than once each calendar year thereafter based on Grantor's reasonable estimate of projected fixed or base rent plus percentage rent, from the Trust Property for the next succeeding twenty-four (24) months unless the Rating Agency shall have delivered confirmation that any rating issued in connection with the Securitization will not, as a result of having business interruption, rent loss or other similar insurance for a shorter period, be downgraded from the then current ratings thereof, qualified or withdrawn based on an occupancy rate of 100%. In the event the Trust Property shall be damaged or destroyed, Grantor shall and hereby does assign to Beneficiary all payment of claims under the policies of such insurance, and all amounts payable thereunder, and all net amounts, shall be collected by Beneficiary under such policies and shall be applied in accordance with this Deed of Trust; provided, however, that nothing herein contained shall be deemed to relieve Grantor of its obligations to timely pay all amounts due under the Loan Documents.

            (iv) War risk insurance when such insurance is obtainable from the United States of America or any agency or instrumentality thereof at reasonable rates (for the maximum amount of insurance obtainable) and if requested by Beneficiary, and such insurance is then customarily required by Institutional Lenders of similar properties similarly situated.

            (v) Insurance against loss or damages from (A) leakage of sprinkler systems and (B) explosion of steam boilers, air conditioning equipment, pressure vessels or similar apparatus now or hereafter installed at the Trust Property, in such amounts as Beneficiary may from time to time reasonably require and which are then customarily required by Institutional Lenders of similar properties similarly situated.

            (vi) Flood insurance in an amount equal to the full insurable value of the Trust Property or the maximum amount available, whichever is less, if the Improvements are located in an area designated by the Secretary of Housing and Urban Development as being "an area of special flood hazard" under the National Flood Insurance Program (i.e., having a one percent or greater chance of flooding), and if flood insurance is available under the National Flood Insurance Act.

            (vii) Worker's compensation insurance or other similar insurance which may be required by Governmental Authorities or Legal Requirements.


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

            (viii) Such other insurance as may from time to time be required by Beneficiary and which is then customarily required by Institutional Lenders for similar properties similarly situated, against other insurable hazards, including, but not limited to, malicious mischief, vandalism, windstorm or earthquake, which at the time are commonly insured against and generally available in the case of properties similarly situated, due regard to be given to the size and type of the Premises, Improvements, Fixtures and Equipment and their location, construction and use.

            (b) If Grantor is a partnership, Grantor shall cause the General Partner to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Trust Property for the six (6) month period immediately preceding the date on which the premium for such insurance is due and payable.

            (c) Grantor shall cause any Manager of the Trust Property to maintain fidelity insurance in an amount equal to or greater than the annual Operating Income of the Trust Property for the six (6) month period immediately preceding the date on which the premium for such insurance is due and payable or such lesser amount as Beneficiary shall approve.

Section 3.02. Policy Terms. (a) All insurance required by this Article III shall be in the form (other than with respect to Sections 3.01(a)(vi) and (vii) above when insurance in those two sub-sections is placed with a governmental agency or instrumentality on such agency's forms) and amount and with deductibles as, from time to time, shall be reasonably acceptable to Beneficiary, under valid and enforceable policies issued by financially responsible insurers authorized to do business in the State where the Trust Property is located, with a general policyholder's service rating of not less than A and a financial rating of not less than XI as rated in the most currently available Best's Insurance Reports (or the equivalent, if such rating system shall hereafter be altered or replaced) and shall have a claims paying ability rating of not less than "AA" from the Rating Agency or, if not so rated by the Rating Agency, then the Rating Agency shall have delivered confirmation that any rating issued in

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

connection with the Securitization will not, as a result of the failure of such proposed issuer to meet such standards, be downgraded from the then current ratings thereof, qualified or withdrawn. Originals or certified copies of all insurance policies shall be delivered to and held by Beneficiary. All such policies (except policies for worker's compensation) shall name Beneficiary as an additional named insured, shall provide for loss payable to Beneficiary and shall contain (or have attached): (i) standard "non-contributory Beneficiary" endorsement or its equivalent relating, inter alia, to recovery by Beneficiary notwithstanding the negligent or willful acts or omissions of Grantor; (ii) a waiver of subrogation endorsement as to Beneficiary; (iii) an endorsement indicating that neither Beneficiary nor Grantor shall be or be deemed to be a co-insurer with respect to any casualty risk insured by such policies and shall provide for a deductible per loss of an amount not more than that which is customarily maintained by owners of similar properties similarly situated, and (iv) a provision that such policies shall not be canceled, terminated, denied renewal or amended, including, without limitation, any amendment reducing the scope or limits of coverage, without at least thirty
(30) days' prior written notice to Beneficiary in each instance. Not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Deed of Trust, originals or certified copies of renewals of such policies (or certificates evidencing such renewals) bearing notations evidencing the payment of premiums or accompanied by other reasonable evidence of such payment (which premiums shall not be paid by Grantor through or by any financing arrangement which would entitle an insurer to terminate a policy) shall be delivered by Grantor to Beneficiary. Grantor shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Article III.

      (b) If Grantor fails to maintain and deliver to Beneficiary the original policies or certificates of insurance required by this Deed of Trust, or if there are insufficient funds in the Basic Carrying Costs Sub-Account to pay the premiums for same, Beneficiary may, at its option, procure such insurance, and Grantor shall pay, or as the case may be, reimburse Beneficiary for, all premiums thereon promptly, upon demand by Beneficiary, with interest thereon at the Default Rate from the date paid by

Beneficiary to the date of repayment and such sum shall constitute a part of the Debt.

      (c) Grantor shall notify Beneficiary of the renewal premium of each insurance policy and Beneficiary shall be entitled to pay such amount on behalf of Grantor from the Basic Carrying Costs Sub-Account. With respect to insurance policies which require periodic payments (i.e., monthly or quarterly) of premiums, Beneficiary shall be entitled to pay such amounts fifteen (15) days (or such lesser number of days as Beneficiary shall determine) prior to the respective due dates of such installments.

      (d) The insurance required by this Deed of Trust may, at the option of Grantor, be effected by blanket and/or umbrella policies issued to Grantor covering the Trust Property provided that, in each case, the policies otherwise comply with the provisions of this Deed of Trust and allocate to the Trust Property, from time to time (but in no event less than once a year), the coverage specified by this Deed of Trust, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Deed of Trust shall be effected by any such blanket or umbrella policies, Grantor shall furnish to Beneficiary original policies or certified copies thereof, or an original certificate of insurance together with reasonable access to the original of such policy to review such policy's coverage of the Trust Property, with schedules attached thereto showing the amount of the insurance provided under such policies applicable to the Trust Property.

Section 3.03. Assignment of Policies. (a) Grantor hereby assigns to Beneficiary the proceeds of all insurance (other than liability insurance) obtained pursuant to this Deed of Trust, all of which proceeds shall be payable to Beneficiary as collateral and further security for the payment of the Debt and the performance of the Cross-collateralized Borrower's obligations hereunder and under the other Loan Documents, and Grantor hereby authorizes and directs the issuer of any such insurance to make payment of such proceeds directly to Beneficiary. Except as otherwise expressly provided in Section 3.04 or elsewhere in this Article III, Beneficiary shall have the option, in its discretion, and without regard to the adequacy of its security, to apply all or any part

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

of the proceeds it may receive pursuant to this Article in such manner as Beneficiary may elect to any one or more of the following: (i) the payment of the Debt, whether or not then due, in any proportion or priority as Beneficiary, in its discretion, may elect, (ii) the repair or restoration of the Trust Property, (iii) the cure of any Default or (iv) the reimbursement of the costs and expenses of Beneficiary incurred pursuant to the terms hereof in connection with the recovery of the Insurance Proceeds. Nothing herein contained shall be deemed to excuse Grantor from repairing or maintaining the Trust Property as provided in this Deed of Trust or restoring all damage or destruction to the Trust Property, regardless of the sufficiency of the Insurance Proceeds, and the application or release by Beneficiary of any Insurance Proceeds shall not cure or waive any Default or notice of Default.

      (b) In the event of the foreclosure of this Deed of Trust or any other transfer of title or assignment of all or any part of the Trust Property in extinguishment, in whole or in part, of the Debt, all right, title and interest of Grantor in and to all policies of insurance required by this Deed of Trust shall inure to the benefit of the successor in interest to Grantor or the purchaser of the Trust Property. If, prior to the receipt by Beneficiary of any proceeds, the Trust Property or any portion thereof shall have been sold on foreclosure of this Deed of Trust or by deed in lieu thereof or otherwise, or any claim under such insurance policy arising during the term of this Deed of Trust is not paid until after the extinguishment of the Debt, and Beneficiary shall not have received the entire amount of the Debt outstanding at the time of such extinguishment, whether or not a deficiency judgment on this Deed of Trust shall have been sought or recovered or denied, then, the proceeds of any such insurance to the extent of the amount of the Debt not so received, shall be paid to and be the property of Beneficiary, together with interest thereon at the Default Rate, and the reasonable attorney's fees, costs and disbursements incurred by Beneficiary in connection with the collection of the proceeds which shall be paid to Beneficiary and Grantor hereby assigns, transfers and sets over to Beneficiary all of Grantor's right, title and interest in and to such proceeds. Notwithstanding any provisions of this Deed of Trust to the contrary, Beneficiary shall not be deemed to be a trustee or other fiduciary with respect to its receipt of any such proceeds, which

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

may be commingled with any other monies of Beneficiary; provided, however, that Beneficiary shall use such proceeds for the purposes and in the manner permitted by this Deed of Trust. Any proceeds deposited with Beneficiary shall be held by Beneficiary in an interest-bearing account, but Beneficiary makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on such deposit and shall have no liability in connection therewith. Interest accrued, if any, on the proceeds shall be deemed to constitute a part of the proceeds for purposes of this Deed of Trust. The provisions of this Section 3.03(b) shall survive the termination of this Deed of Trust by foreclosure, deed in lieu thereof or otherwise as consequence of the exercise of the rights and remedies of Beneficiary hereunder after a Default.

Section 3.04. Casualty Restoration. (a) (i) In the event of any damage to or destruction of the Trust Property, Grantor shall give prompt written notice to Beneficiary (which notice shall set forth Grantor's good faith estimate of the cost of repairing or restoring such damage or destruction, or if Grantor cannot reasonably estimate the anticipated cost of restoration, Grantor shall nonetheless give Beneficiary prompt notice of the occurrence of such damage or destruction, and will diligently proceed to obtain estimates to enable Grantor to quantify the anticipated cost and time required for such restoration, whereupon Grantor shall promptly notify Beneficiary of such good faith estimate) and, provided that restoration does not violate any Legal Requirements, Grantor shall promptly commence and diligently prosecute to completion the repair, restoration or rebuilding of the Trust Property so damaged or destroyed to a condition such that the Trust Property shall be at least equal in value to that immediately prior to the damage to the extent practicable, in full compliance with all Legal Requirements and the provisions of all Leases, and in accordance with Section 3.04(b) below. Such repair, restoration or rebuilding of the Trust Property are sometimes hereinafter collectively referred to as the "Work".

      (ii) Grantor shall not adjust, compromise or settle any claim for Insurance Proceeds without the prior written consent of Beneficiary, which shall not be unreasonably withheld or delayed; provided, however, that, except during the continuance of an Event of Default, Beneficiary's consent shall not be required with respect to the adjustment, compromising or settlement of any claim for Insurance Proceeds in an amount less than $1,000,000.

      (iii) Subject to Section 3.04(a)(iv), Beneficiary shall apply any Insurance Proceeds which it may receive towards the Work in accordance with
Section 3.04(b) and the other applicable sections of this Article III.

      (iv) If (A) an Event of Default shall have occurred and is continuing,
(B) Beneficiary is not reasonably satisfied that the Debt Service Coverage, after substantial completion of the Work, will be at least equal to the Required Debt Service Coverage, (C) more than twenty-five percent (25%) of the reasonably estimated aggregate insurable value of the Trust Property is damaged or destroyed, (D) any Leases constituting ten percent (10%) of the Total GLA physically affected by such destruction shall not continue in full force and effect, or (E) Beneficiary is not reasonably satisfied the Work can be completed by the earlier of (1) the end of the twelve (12) month period following the damage to or destruction of the Trust Property (provided that such twelve month period may be extended at the request of Grantor provided that Grantor delivers a letter from the Rating Agency confirming that any rating issued in connection with a Securitization will not, as a result of such extension be downgraded from the then current ratings thereof, qualified, or withdrawn, (2) the Maturity Date, and (3) the period through which the insurance specified in Section 3.01(a)(iii) insures against business interruption or rent loss (collectively, a "Substantial Casualty"), Beneficiary shall have the option, in its sole discretion to apply any Insurance Proceeds it may receive pursuant to this Deed of Trust (less any cost to Beneficiary of recovering and paying out such proceeds incurred pursuant to the terms hereof and not otherwise reimbursed to Beneficiary, including, without limitation, reasonable attorneys' fees and expenses) to the payment of the Debt, without any prepayment fee or charge of any kind, including, without limitation, Yield Maintenance Premium, or to allow such proceeds to be used for the Work pursuant to the terms and subject to the conditions of Section 3.04(b) hereof and the other applicable sections of this Article III.

      (v) In the event that Beneficiary elects or is obligated hereunder to allow Insurance Proceeds to be used for the Work, any excess proceeds remaining after completion of such Work shall be applied to the payment of the Debt without any prepayment fee or charge of any kind, including, without limitation, Yield Maintenance Premium.

      (b) If any Condemnation Proceeds, in accordance with Section 6.01(a) or any Insurance Proceeds in accordance with Section 3.04(a), are to be applied to the repair, restoration or rebuilding of the Trust Property, then such proceeds shall be deposited into a segregated interest-bearing bank account at the Bank, which shall be an Eligible Account, held by Beneficiary and shall be paid out from time to time to Grantor as the Work progresses (less any cost to Beneficiary of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor) subject to Section 5.13 hereof and to all of the following conditions:

            (i) An architect or engineer selected by Grantor and reasonably acceptable to Beneficiary (an "Architect" or "Engineer") or a Person otherwise reasonably acceptable to Beneficiary, shall have delivered to Beneficiary a certificate estimating the cost of completing the Work, and, if the amount set forth therein is more than the sum of the amount of Insurance Proceeds then being held by Beneficiary in connection with a casualty and amounts agreed to be paid as part of a final settlement under the insurance policy upon or before completion of the Work, Grantor shall have delivered to Beneficiary (A) cash collateral in an amount equal to such excess, (B) an unconditional, irrevocable, clean sight draft letter of credit, in form, substance and issued by a bank reasonably acceptable to Beneficiary, in the amount of such excess and draws on such letter of credit shall be made by Beneficiary to make payments pursuant to this Article III following exhaustion of the Insurance Proceeds therefore or (C) a completion bond in form, substance and issued by a surety company reasonably acceptable to Beneficiary.

            (ii) If the cost of the Work is reasonably estimated by an Architect or Engineer in a certification reasonably acceptable to Beneficiary to be equal to or exceed ten percent (10%) of the Allocated Loan Amount, such Work shall be performed under the supervision of an Architect or Engineer, it being understood that the plans and specifications with respect thereto shall provide for Work so that, upon completion thereof, the Trust Property shall be at least equal in replacement value and general utility to the Trust Property prior to the damage or destruction.

            (iii) Each request for payment shall be made on not less than ten (10) days' prior notice to Beneficiary and shall be accompanied by a certificate of an Architect or Engineer, or, if the Work is not required to be supervised by an Architect or Engineer, by an Officer's Certificate stating (A) that payment is for Work completed in compliance with the plans and specifications, if required under clause (ii) above, (B) that the sum requested is required to reimburse Grantor for payments by Grantor to date, or is due to the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums previously paid out by Beneficiary does not exceed the value of the Work done to the date of such certificate, (C) if the sum requested is to cover payment relating to repair and restoration of personal property required or relating to the Trust Property, that title to the personal property items covered by the request for payment is vested in Grantor (unless Grantor is lessee of such personal property), and (D) that the Insurance Proceeds and other amounts deposited by Grantor held by Beneficiary after such payment is more than the estimated remaining cost to complete such Work; provided, however, that if such certificate is given by an Architect or Engineer, such Architect or Engineer shall certify as to clause (A) above, and such Officer's Certificate shall certify as to the remaining clauses above. Additionally, each request for payment shall contain a statement signed by Grantor stating that the requested payment is for Work satisfactorily done to date.

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

            (iv) Each request for payment shall be accompanied by waivers of lien, in customary form and substance, covering that part of the Work for which payment or reimbursement is being requested and, if required by Beneficiary, a search prepared by a title company or licensed abstractor, or by other evidence satisfactory to Beneficiary that there has not been filed with respect to the Trust Property any mechanic's or other lien or instrument for retention of title relating to any part of the Work not discharged of record. Additionally, as to any personal property covered by the request for payment, Beneficiary shall be furnished with evidence of having incurred a payment obligation therefor and such further evidence reasonably satisfactory to assure Beneficiary that UCC filings therefor provide a valid first lien on the personal property.

            (v) Beneficiary shall have the right to inspect the Work at all reasonable times upon reasonable prior notice and may condition any disbursement of Insurance Proceeds upon satisfactory compliance by Grantor with the provisions hereof. Neither the approval by Beneficiary of any required plans and specifications for the Work nor the inspection by Beneficiary of the Work shall make Beneficiary responsible for the preparation of such plans and specifications, or the compliance of such plans and specifications of the Work, with any applicable law, regulation, ordinance, covenant or agreement.

            (vi) Insurance Proceeds shall not be disbursed more frequently than once every thirty (30) days or at any time during which a Default exists.

            (vii) Until such time as the Work has been substantially completed, Beneficiary shall not be obligated to disburse up to ten percent (10%) of the cost of the Work (the "Retention Amount") to Grantor. Upon substantial completion of the Work, Grantor shall send notice thereof to Beneficiary and, subject to the conditions of Section 3.04(b)(i)-(iv), Beneficiary shall disburse one-half of the Retention Amount to Grantor; provided, however, that the remaining one-half of the Retention Amount shall be disbursed to Grantor when Beneficiary shall have received copies of any and all final certificates of occupancy or other certificates, licenses and permits required for the ownership, occupancy and operation of the Trust Property in accordance with all Legal Requirements. Trantor hereby covenants to diligently seek to obtain any such certificates, licenses and permits.

            (viii) Upon failure on the part of Grantor promptly to commence the Work or to proceed diligently and continuously to completion of the Work, which failure shall continue after notice for thirty (30) days, Beneficiary may apply any Insurance Proceeds or Condemnation Proceeds it then or thereafter holds to the payment of the Debt in accordance with the provisions of the Note; provided, however, that Beneficiary shall be entitled to apply at any time all or any portion of the Insurance Proceeds or Condemnation Proceeds it then holds to the extent necessary to cure any Event of Default under this Deed of Trust, the Note or any other Loan Document.

      (c) If Grantor (i) within one hundred twenty (120) days after the occurrence of any damage to the Trust Property or any portion thereof (or such shorter period as may be required under any Space Lease) shall fail to submit to Beneficiary for approval plans and specifications (if required pursuant to Section 3.04(b)(ii) hereof) for the Work (approved by the Architect and by all Governmental Authorities whose approval is required),
(ii) after any such plans and specifications are approved by all Governmental Authorities, the Architect and Beneficiary, shall fail to promptly commence such Work or (iii) shall fail to diligently prosecute such Work to completion, then, in addition to all other rights available hereunder, at law or in equity, Beneficiary, or any receiver of the Trust Property or any portion thereof, upon five (5) days' prior notice to Grantor (except in the event of emergency in which case no notice shall be required), may (but shall have no obligation to) perform or cause to be performed such Work, and may take such other steps as it reasonably deems advisable. Grantor hereby waives, for Grantor, any claim, other than for gross negligence or willful misconduct, against Beneficiary and any receiver arising out of any act or omission of Beneficiary or such receiver pursuant

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

hereto, and Beneficiary may apply all or any portion of the proceeds of insurance (without the need to fulfill any other requirements of this Section 3.04) to reimburse Beneficiary and such receiver, for all costs not reimbursed to Beneficiary or such receiver upon demand together with interest thereon at the Default Rate from the date such amounts are advanced until the same are paid to Beneficiary or the receiver.

      (d) Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to collect and receive any insurance proceeds paid with respect to any portion of the Trust Property or the insurance policies required to be maintained hereunder, and to endorse any checks, drafts or other instruments representing any insurance proceeds whether payable by reason of loss thereunder or otherwise.

Section 3.05. Compliance with Insurance Requirements. Grantor promptly shall comply with, and shall cause the Trust Property to comply with, all Insurance Requirements, even if such compliance requires structural changes or improvements or would result in interference with the use or enjoyment of the Trust Property or any portion thereof provided Grantor shall have a right to contest in good faith and with diligence such Insurance Requirements provided (a) no Event of Default shall exist during such contest and such contest shall not subject the Trust Property or any portion thereof to any lien or affect the priority of the lien of this Deed of Trust, (b) failure to comply with such Insurance Requirements will not subject Beneficiary, Deed Trustee or any of their agents, employees, officers or directors to any civil or criminal liability, (c) such contest will not cause any reduction in insurance coverage, (d) such contest shall not affect the ownership, use or occupancy of the Trust Property, (e) the Trust Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Grantor, (f) Grantor has given Beneficiary prompt notice of such contest and, upon request by Beneficiary from time to time, notice of the status of such contest by Grantor and/or information of the continuing satisfaction of the conditions set forth in clauses (a) through (e) of this Section 3.05, (g) upon a final determination of such contest, Grantor shall promptly comply with the requirements thereof, and (h) prior to and during such contest, Grantor

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

shall furnish to Beneficiaey security satisfactory to Beneficiary, in its reasonable discretion, against loss or injury by reason of such contest or the non-compliance with such Insurance Requirement (and if such security is cash, Beneficiary shall deposit the same in an interest-bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Deed of Trust, but Beneficiary (i) makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith and (ii) shall not be deemed to be a trustee or fiduciary with respect to its receipt of any such security and any such security may be commingled with other monies of Beneficiary). If Grantor shall use the Trust Property or any portion thereof in any manner which could permit the insurer to cancel any insurance required to be provided hereunder, Grantor immediately shall obtain a substitute policy which shall satisfy the requirements of this Deed of Trust and which shall be effective on or prior to the date on which any such other insurance policy shall be canceled. Grantor shall not by any action or omission invalidate any insurance policy required to be carried hereunder unless such policy is replaced as aforesaid, or materially increase the premiums on any such policy above the normal premium charged for such policy. Grantor shall cooperate with Beneficiary in obtaining for Beneficiary the benefits of any insurance proceeds lawfully or equitably payable to Beneficiary in connection with the transaction contemplated hereby.

Section 3.06. Event of Default During Restoration. Notwithstanding anything to the contrary contained in this Deed of Trust including, without limitation, the provisions of this Article 3, if, at the time of any casualty affecting the Trust Property or any part thereof, or at any time during any Work, or at any time that Beneficiary is holding or is entitled to receive any proceeds of any insurance pursuant to this Deed of Trust, a Default exists and is continuing (whether or not it constitutes an Event of Default), Beneficiary shall then have no obligation to make such proceeds available for Work and upon an Event of Default Beneficiary shall have the right and option, to be exercised in its sole and absolute discretion and election, with respect to the proceeds of any such insurance, either to retain and apply such proceeds in reimbursement for the actual costs, fees and expenses incurred by

Beneficiary in accordance with the terms hereof in connection with the adjustment of the loss and any balance toward payment of the Debt in such priority and proportions as Beneficiary, in its sole discretion, shall deem proper, or towards the Work, upon such terms and conditions as Beneficiary shall determine, or to cure such Event of Default, or to any one or more of the foregoing as Beneficiary, in its sole and absolute discretion, may determine. If Beneficiary shall receive and retain such Insurance Proceeds, the lien of this Deed of Trust shall be reduced only by the amount thereof received, after reimbursement to Beneficiary of expenses of collection, and actually applied by Beneficiary in reduction of the principal sum payable under the Note in accordance with the Note.

Section 3.07. Application of Proceeds to Debt Reduction. (a) No damage to the Trust Property, or any part thereof, by fire or other casualty whatsoever, whether such damage be partial or total, shall relieve Grantor from its liability to pay in full the Debt and to perform its obligations under this Deed of Trust and the other Loan Documents except to the extent any rent (business interruption) insurance is paid to Beneficiary and applied to the Debt.

      (b) If any Insurance Proceeds are applied to reduce the Debt, Beneficiary shall apply the same in accordance with the provisions of the Note.

                            ARTICLE IV: IMPOSITIONS


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

Section 4.01. Payment of Impositions, Utilities and Taxes, etc. (a) Grantor shall pay or cause to be paid all Impositions at least five (5) days prior to the date upon which any fine, penalty, interest or cost for nonpayment is imposed, and furnish to Beneficiary, upon request, receipted bills of the appropriate taxing authority or other documentation reasonably satisfactory to Beneficiary evidencing the payment thereof. If Grantor shall fail to pay any Imposition in accordance with this Section and is not contesting or causing a contesting of such Imposition in accordance with
Section 4.04 hereof, or if there are insufficient funds in the Basic Carrying Costs Sub-Account to pay any Imposition, Beneficiary shall have the right, but shall not be obligated, to pay that Imposition, and Grantor shall repay to Beneficiary, on demand, any amount paid by Beneficiary, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Cross-collateralized Deeds of Trust.

      (b) Grantor shall, prior to the date upon which any fine, penalty, interest or cost for the nonpayment is imposed, pay or cause to be paid all charges for electricity, power, gas, water and other services and utilities in connection with the Trust Property, and shall, upon request, deliver to Beneficiary receipts or other documentation reasonably satisfactory to Beneficiary evidencing payment thereof. If Grantor shall fail to pay any amount required to be paid by Grantor pursuant to this Section 4.01 and is not contesting such charges in accordance with Section 4.04 hereof, Beneficiary shall have the right, but shall not be obligated, to pay that amount, and Grantor will repay to Beneficiary, on demand, any amount paid by Beneficiary with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Cross-collateralized Deeds of Trust.

      (c) Grantor shall pay all taxes, charges, filing, registration and recording fees, excises and levies imposed upon Beneficiary by reason of or in connection with its ownership of any Loan Document or any other instrument related thereto, or resulting from the execution, delivery and recording of, or the lien created by, or the obligation evidenced by, any of them, other than income, franchise and other similar taxes imposed on Beneficiary and shall pay all corporate stamp taxes, if any, and other taxes, required to be paid on the Loan Documents. If Grantor shall fail to make any such payment within ten (10) days after written notice thereof from Beneficiary, Beneficiary shall have the right, but shall not be obligated, to pay the amount due, and Grantor shall reimburse Beneficiary therefor, on demand, with interest thereon at the Default Rate from the date of the advance thereof to the date of repayment, and such amount shall constitute a portion of the Debt secured by this Deed of Trust and the other Cross-collateralized Deed of Trusts.

Section 4.02. Deduction from Value. In the event of the passage after the date of this Deed of Trust of any Legal Requirement deducting from the value of the Trust Property for the purpose of taxation, any lien thereon or changing in any way the Legal Requirements now in force for the taxation of this Deed of Trust, the other Cross-collateralized Deed of Trusts and/or the Debt for federal, state or local purposes, or the manner of the operation of any such taxes so as to adversely affect the interest of Beneficiary, or impose any tax or other charge on any Loan Document, then Grantor will pay such tax, with interest and penalties thereon, if any, within the statutory period. In the event the payment of such tax or interest and penalties by Grantor would be unlawful, or taxable to Beneficiary or unenforceable or provide the basis for a defense of usury, then in any such event, Beneficiary shall have the option, by written notice of not less than thirty (30) days, to declare the Debt immediately due and payable, with no prepayment penalty, including without limitation, Yield Maintenance Premium.

Section 4.03. No Joint Assessment. Grantor shall not consent to or initiate the joint assessment of the Premises or the Improvements (a) with any other real property constituting a separate tax lot and Grantor represents and covenants that each of the parcels comprising the Premises are and shall remain a separate tax lot or (b) with any portion of the Trust Property which may be deemed to constitute personal property, or any other procedure whereby the lien of any taxes which may be levied against such personal property shall be assessed or levied or charged to the Trust Property as a single lien.

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Section 4.04. Right to Contest. Grantor shall have the right, after prior notice to Beneficiary, at its sole expense, to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Beneficiary or any of its agents, employees, officers or directors, the validity, amount or application of any Imposition or any charge described in Section 4.01(b), provided that (a) no Default or Event of Default shall exist during such proceedings and such contest shall not (unless Grantor shall comply with clause (d) of this Section 4.04) subject the Trust Property or any portion thereof to any lien or affect the priority of the lien of this Deed of Trust, (b) failure to pay such Imposition or charge will not subject Beneficiary, Deed Trustee or any of their agents, employees, officers or directors to any civil or criminal liability, (c) the contest suspends enforcement of the Imposition or charge (unless Grantor first pays the Imposition or charge), (d) prior to and during such contest, Grantor shall furnish to Beneficiary security satisfactory to Beneficiary, in its reasonable discretion, against loss or injury by reason of such contest or the non-payment of such Imposition or charge (and if such security is cash, Beneficiary may deposit the same in an interest-bearing account and interest accrued thereon, if any, shall be deemed to constitute a part of such security for purposes of this Deed of Trust, but Beneficiary (i) makes no representation or warranty as to the rate or amount of interest, if any, which may accrue thereon and shall have no liability in connection therewith and (ii) shall not be deemed to be a trustee or fiduciary with respect to its receipt of any such security and any such security may be commingled with other monies of Beneficiary), (e) such contest shall not affect the ownership, use or occupancy of the Trust Property, (f) the Trust Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Grantor, (g) Grantor has given Beneficiary notice of the commencement of such contest and upon request by Beneficiary, from time to time, notice of the status of such contest by Grantor and/or confirmation of the continuing satisfaction of clauses (a) through (f) of this Section 4.04, and (h) upon a final determination of such contest, Grantor shall promptly comply with the requirements thereof. Upon completion of any contest, Grantor shall immediately pay the amount due, if any, and deliver to Beneficiary proof of the completion of the contest and payment of the amount due, if any, following which,

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Beneficiary shall return the security, if any, deposited with Beneficiary pursuant to clause (d) of this Section 4.04. Grantor shall not pay any Imposition in installments unless permitted by applicable Legal Requirements, and shall, upon the request of Beneficiary, deliver copies of all notices relating to any Imposition or other charge covered by this Article IV to Beneficiary.

Section 4.05. No Credits on Account of the Debt. Grantor will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Impositions assessed against the Trust Property or any part thereof and no deduction shall otherwise be made or claimed from the taxable value of the Trust Property, or any part thereof, by reason of this Deed of Trustor the Debt. In the event such claim, credit or deduction shall be required by Legal Requirements, Beneficiary shall have the option, by written notice of not less than thirty (30) days, to declare the Debt immediately due and payable, and Grantor hereby agrees to pay such amounts not later than thirty (30) days after such notice.

Section 4.06. Documentary Stamps. If, at any time, the United States of America, any State or Commonwealth thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Deed of Trust, or impose any other tax or charges on the same, Grantor will pay the same, with interest and penalties thereon, if any.

                    ARTICLE V: CENTRAL CASH MANAGEMENT

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Section 5.01. Cash Flow. Grantor hereby acknowledges and agrees that the
Rent (which for the purposes of this Section 5.01 shall not include security deposits from tenants under valid Leases held by Grantor and not applied towards Rent) derived from the Trust Property and Loss Proceeds shall be utilized (a) to fund the Basic Carrying Costs Sub-Account, (b) to pay all amounts to become due and payable under the Note by funding the Debt Service Payment Sub-Account, (c) to fund the Recurring Replacement Reserve Sub-Account, (d) to fund the Operation and Maintenance Expense Sub-Account to the extent required, and (e) to fund the Curtailment Reserve Sub-Account, to the extent required. Grantor shall cause the Manager to collect all security deposits from tenants under valid Leases, which shall be held by the Manager, as agent for Grantor, in accordance with applicable law and in a segregated demand deposit bank account at such commercial or savings bank or banks as may be reasonably satisfactory to Beneficiary (the "Security Deposit Account"). Grantor shall notify Beneficiary of any security deposits held as letters of credit and, upon Beneficiary's request, such letters of credit shall be promptly delivered to Beneficiary. Grantor shall have no right to withdraw funds from the Security Deposit Account; provided that, prior to the occurrence of an Event of Default, Grantor may withdraw funds from the Security Deposit Account to refund or apply security deposits as required by the Leases or by applicable Legal Requirements. After the occurrence and during the continuance of an Event of Default, all withdrawals from the Security Deposit Account must be approved by Beneficiary. All rental payments made by tenants and other payments constituting Rent shall be paid by check, cashiers check or money order made payable to Beneficiary or its successors and assigns. Grantor shall give each tenant under a Lease an irrevocable direction in the form of Exhibit G attached hereto and made a part hereof to deliver all rental payments made by tenants and other payments constituting Rent directly to the bank in which the Rent Account is located. In the event that any tenant pays any Rent directly to Manager, the Manager shall deposit such funds, within one (1) Business Day after receipt thereof in the Rent Account. All Rent shall be deposited into the Rent Account. Grantor shall cause the bank in which the Rent Account is located to automatically transfer through automatic clearing house funds or by Federal wire to the Central Account prior to 5:00 p.m. (New York City time) on each Business

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

Day all sums deposited into the Rent Account. Beneficiary may elect to change the financial institution in which the Rent Account and/or the Central Account shall be maintained; however, Beneficiary shall give Grantor not fewer than five (5) Business Days' prior notice of such change and, provided, that no Default has occurred and is continuing, such institution shall be subject to the approval of Grantor which may not be unreasonably withheld, delayed or conditioned. All fees and charges of the banks in which the Rent Account and the Central Account are located shall be paid by Grantor.

Setion 5.02. Establishment of Sub-Accounts. Beneficiary has established the Rent Account and the Central Account. The Central Account shall be under the sole dominion and control of Beneficiary. Grantor shall have no right of withdrawal in respect of the Rent Account or the Central Account except as specifically provided herein. Each transfer of funds to be made hereunder shall be made only to the extent that funds are on deposit in the Rent Account, the Central Account or the affected Sub-Account, and Beneficiary shall have no responsibility to make additional funds available in the event that funds on deposit are insufficient. The Central Account shall contain the Basic Carrying Costs Sub-Account, the Debt Service Payment Sub-Account, the Recurring Replacement Reserve Sub-Account, the Operation and Maintenance Expense Sub-Account (to the extent applicable), and the Curtailment Reserve Sub-Account (to the extent applicable), each of which accounts shall be Eligible Accounts (each a "Sub-Account" and collectively, the "Sub-Accounts") to which certain funds shall be allocated and from which disbursements shall be made pursuant to the terms of this Deed of Trust. On the date hereof, Grantor has deposited from the proceeds of the Loan the Initial Central Account Deposit in the Central Account. Notwithstanding the foregoing, any Sub-Account which is a separate Eligible Account shall be deemed a Sub-Account of the Central Account.

Section 5.03. Permitted Investments. Upon the written request of Grantor, Beneficiary shall direct the Bank to invest and reinvest any balance in the Central Account from time to time in Permitted Investments as instructed by Grantor (which instruction may be made no more than one time per month), provided that (a) if Grantor fails to so instruct Beneficiary, or upon the occurrence and during the continuance of a Default, Beneficiary may direct the

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

Bank to invest and reinvest such balance in Permitted Investments as Beneficiary shall determine in its sole discretion, (b) the maturities of the Permitted Investments on deposit in the Central Account shall, to the extent such dates are ascertainable, be selected and coordinated to become due not later than the day before any disbursements from the applicable Sub-Accounts must be made, (c) all such Permitted Investments shall be held in the name and be under the sole dominion and control of Beneficiary, and
(d) no Permitted Investment shall be made unless Beneficiary shall retain a perfected first priority lien in such Permitted Investment securing the Debt and all filings and other actions necessary to ensure the validity, perfection, and priority of such lien have been taken. It is the intention of the parties hereto that the entire amounts deposited in the Central Account (or as much thereof as Beneficiary may reasonably arrange to invest) shall at all times be invested in Permitted Investments, and that the Central Account shall be a so-called "zero balance" account. All funds in the Central Account that are invested in a Permitted Investment are deemed to be held in the Central Account for all purposes of this Deed of Trustand the other Loan Documents. Beneficiary shall not have any liability for any loss in investments of funds in the Central Account that are invested in Permitted Investments whether Grantor or Beneficiary selected such Permitted Investment in accordance herewith and no such loss shall affect Grantor's obligation to fund, or liability for funding, the Central Account and each Sub-Account, as the case may be. Grantorr agrees that Grantor shall include all such earnings on the Central Account as income of Grantor (and, if Grantor is a partnership or other pass-through entity, the partners, members or beneficiaries of Grantor, as the case may be) for federal and applicable state and local tax purposes. Grantor shall have no right whatsoever to direct the investment of the proceeds in the Collection Account.

Section 5.04. Interest on Accounts. All interest paid or other earnings on the Permitted Investments of funds deposited into the Central Account made hereunder shall be deposited into the Central Account and, until such Sub-Account is fully funded, shall be allocated to the Sub-Account which contained the funds with respect to which such interest was paid or other earnings earned. All such interest and earnings, once so allocated, shall be treated as Rent allocated to such Sub-Account. All interest paid or

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other earnings on funds deposited into the Rent Account shall be deposited into the Rent Account and shall be treated as Rent deposited into such account as of the day such interest and earnings are deposited therein.

Section 5.05. Monthly Funding of Sub-Accounts. Prior to 2:00 p.m. (New York City time) on each Allocation Date during the term of the Loan, Beneficiary shall allocate all funds in the Central Account among the Sub-Accounts as follows and in the following priority:

                        (a) first, to the Basic Carrying Costs Sub-Account, until an amount equal to the Basic Carrying Costs Monthly Installment for such Current Month has been allocated to the Basic Carrying Costs Sub-Account;

                        (b) second, to the Debt Service Payment Sub-Account, until an amount equal to the Required Debt Service Payment for the Payment Date occurring in such Current Month has been allocated to the Debt Service Payment Sub-Account;

                        (c) third, to the Recurring Replacement Reserve Sub-Account, until an amount equal to the sum of (x) the amount, if any, deducted therefrom during any preceding month to pay any amounts due pursuant to clauses (a) or (b) above, to the extent not previously reimbursed to such Sub-Account, plus (y) an amount equal to the Recurring Replacement Reserve Monthly Installment for such month has been allocated to the Recurring Replacement Reserve Sub-Account;

                        (d) fourth, but only during the O&M Operative Period, to the Operation and Maintenance Expense Sub-Account, until an amount equal to the amount, if any, deducted therefrom during any preceding month to pay any amounts due pursuant to clauses (a) or (b) above, to the extent not previously reimbursed to such Sub-Account and then until an amount equal to the Operation and Maintenance Expense Monthly Installment has been allocated to such Sub-Account; and


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

                        (e) fifth, but only during the O&M Operative Period, all Excess Rent shall be allocated to the Curtailment Reserve Sub-Account.

            Provided that (I) no Event of Default has occurred and is continuing and (II) Beneficiary has received the Manager Certification referred to in Section 2.09(d) hereof for the most recent period for which the same is due, Beneficiary agrees that in each Current Month any amounts deposited into or remaining in the Central Account after sufficient funds have been transferred to the Central Account to fund the Sub-Accounts in accordance with, and has allocated the amounts set forth in, clauses (a) through (e) above with respect to the Current Month and any periods prior thereto shall be disbursed by Beneficiary to Manager on each Allocation Date in such Current Month unless such day is not a Business Day, in which event distributions shall be made on the next following Business Day. The balance of the funds distributed to Grantor after payment of all Operating Expenses by or on behalf of Grantor may be retained by Grantor. As used herein, "Excess Rent" means the amounts available in the Central Account (other than any Loss Proceeds deposited in the Central Account) in any Current Month after the allocations under clauses (a) through (d) above have been made and after payments of all Operating Expenses for which Grantor has requested payments in any Current Month provided Beneficiary has, in its sole and absolute discretion, approved such requests. After the occurrence, and during the continuance, of an Event of Default, no funds held in the Central Account shall be distributed to Grantor, and Beneficiary shall have the right to apply all or any portion of the funds held in such account to the Debt in Beneficiary's sole discretion.

            In the event that sufficient funds to fund all of the Sub-Accounts pursuant to this Section 5.05 for the Payment Date in any Current Month are not on deposit in the Central Account prior to 2:00 p.m. (New York City time) on the Business Day immediately preceding the Payment Date (the "Notice Date") for the then Current Month, Beneficiary shall endeavor to deliver to Grantor, via telecopy, on or before 4:00 P.M. (New York City time) on the Notice Date a certificate in the form set forth as Exhibit E attached hereto and made a part hereof stating that sufficient funds have not theretofore been deposited into the

Central Account for allocation to the various Sub-Accounts pursuant to this
Section 5.05. Failure to give such notice shall not relieve Grantor of any obligation to make any payment which is due on each Payment Date. If sufficient funds are not on deposit in the Central Account to fund all of the Sub-Accounts pursuant to Section 5.01 for the Payment Date in any Current Month, Grantor shall be obligated to deposit immediately available United States funds (in addition to Rent) into the Central Account, prior to such Payment Date, in the amount of such deficiency, and failure to make such deposit shall be an Event of Default hereunder. If, on any Payment Date, the aggregate balance in the Central Account (excluding funds allocated to any Sub-Account other than funds allocated to the Debt Service Payment Sub-Account or the Basic Carrying Costs Sub-Account) is insufficient to make the payment of the Basic Carrying Costs Monthly Installment and the Required Debt Service Payment required to be made pursuant to clauses (a) and (b) of this Section 5.05, then an Event of Default shall exist hereunder and Beneficiary may withdraw funds and pay such deficiency from any Sub-Account.

            In the event that Beneficiary elects to apply the proceeds of any Sub-Account to pay any Required Debt Service Payment or to fund any Basic Carrying Costs, Grantor shall, upon demand, repay to Beneficiary the amount of the funds so applied to replenish such Sub-Account up to the amount contained therein immediately prior to such application (i.e., including interest earned on the balance prior to withdrawal), and if Grantor shall fail to repay such amounts within five (5) days after such application, an Event of Default shall exist hereunder, which Event of Default shall not be cured unless and until Grantor repays such amount or all Sub-Accounts have been fully funded from Rent for the then applicable Current Month and all prior months. Beneficiary may, at its sole option, replenish such Sub-Account(s) out of available Rent in subsequent months which Grantor would have otherwise been entitled to receive.

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

Section 5.06. Payment of Basic Carrying Costs. Grantor hereby agrees to pay all Basic Carrying Costs with respect to Grantor, the Trust Property and any Rent derived therefrom or with respect thereto. At least ten (10) Business Days prior to the due date of any Basic Carrying Costs, and not more frequently than once each month, Grantor may notify Beneficiary in writing and request that Beneficiary pay such Basic Carrying Costs on behalf of Grantor on or prior to the due date thereof, and, provided that no Event of Default has occurred and that there are sufficient funds available in the Basic Carrying Costs Sub-Account, Beneficiary shall make such payments out of the Basic Carrying Costs Sub-Account before same shall be delinquent. Together with each such request, Grantor shall furnish Beneficiary with bills and all other documents necessary, as reasonably determined by Beneficiary, for the payment of the Basic Carrying Costs which are the subject of such request. Grantor's obligation to pay (or cause Beneficiary to pay) Basic Carrying Costs pursuant to this Deed of Trustshall include, to the extent permitted by applicable law, Impositions resulting from future changes in law which impose upon Beneficiary an obligation to pay any property taxes or other Impositions or which otherwise adversely affect Beneficiary's interests.

            Provided that no Event of Default shall have occurred and is continuing, all funds deposited into the Basic Carrying Costs Sub-Account shall be held by Beneficiary pursuant to the provisions of this Deed of Trustand shall be applied in payment of Basic Carrying Costs in accordance with the terms hereof. Should an Event of Default occur and is continuing, the proceeds on deposit in the Basic Carrying Costs Sub-Account may be applied by Beneficiary in payment of any Basic Carrying Costs or may be applied to the payment of the Debt or any other charges affecting all or any portion of the Cross-collateralized Properties as Beneficiary in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Beneficiary as herein provided.

Section 5.07. Debt Service Payment Sub-Account. On the Business Day after each Payment Date during the term of the Loan, Beneficiary shall transfer to the Collection Account, from the Debt Service Payment Sub-Account, an amount equal to the sum of (a) the Re-quired Debt Service Payment for such Payment Date and (b) any amounts deposited into the Central Account that are either (i) Loss Proceeds that Beneficiary has elected to apply to reduce the Debt in accordance with the terms of Article III hereof or (ii) excess Loss Proceeds remaining after the completion of any restoration required hereunder.

Section 5.08. Recurring Replacement Reserve Sub-Account. Grantor hereby agrees to pay all Recurring Replacement Expenditures with respect to Grantor and the Trust Property (without regard to the amount of money then available in the Recurring Replacement Reserve Sub-Account). Provided that Beneficiary has received written notice from Grantor at least five (5) Business Days prior to the due date of any payment relating to Recurring Replacement Expenditures and not more frequently than once each month, and further provided that no Event of Default has occurred and is continuing, that there are sufficient funds available in the Recurring Replacement Reserve Sub-Account and Grantor shall have theretofore furnished Beneficiary with lien waivers, copies of bills, invoices and other reasonable documentation as may be required by Beneficiary to establish that the Recurring Replacement Expenditures which are the subject of such request represent amounts due for completed or partially completed capital work and improvements performed at the Trist Property, Beneficiary shall make such payments out of the Recurring Replacement Reserve Sub-Account.

            Provided that no Event of Default shall have occurred, all funds deposited into the Central Account relating to Recurring Replacement Expenditures shall be held by Beneficiary pursuant to the provisions of this Deed of Trustand shall be applied in payment of Recurring Replacement Expenditures. Should an Event of Default occur, the proceeds on deposit in the Recurring Replacement Reserve Sub-Account may be applied by Beneficiary in payment of any Recurring Replacement Expenditures or may be applied to the payment of the Debt or any other charges affecting all or any portion of the Cross-collateralized Properties, as Beneficiary in its sole discretion may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Beneficiary as herein provided.

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

Section 5.09. Operation and Maintenance Expense Sub-Account. Grantor hereby agrees to pay all Operating Expenses with respect to the Trust Property (without regard to the amount of money then available in the Operation and Maintenance Expense Sub-Account). All funds allocated to the Operation and Maintenance Expense Sub-Account shall be held by Beneficiary pursuant to the provisions of this Deed of Trust. Any sums held in the Operation and Maintenance Expense Sub-Account shall be disbursed to Grantor within five (5) Business Days of receipt by Beneficiary from Grantor of (a) a written request for such disbursement which shall indicate the Operating Expenses or Approved TI Costs (exclusive of Basic Carrying Costs) for which the required disbursement is to pay and (b) an Officer's Certificate stating that no Operating Expenses or Approved TI Costs with respect to the Property are more than sixty (60) days past due; provided, however, in the event that Grantor legitimately disputes any invoice for an Operating Expense or Approved TI Costs, and (i) no Event of Default has occurred and is continuing hereunder,
(ii) Grantor shall have set aside adequate reserves for the payment of such disputed sums together with all interest and late fees thereon, (iii) Grantor has complied with all the requirements of this Deed of Trustrelating thereto, and (iv) the contesting of such sums shall not constitute a default under any other instrument, agreement, or document to which Grantor is a party, then Grantor may, after certifying to Beneficiary as to items (i) through (iv) hereof, contest such invoice. Together with each such request, Grantor shall furnish Beneficiary with bills and all other documents necessary for the payment of the Operating Expenses and Approved TI Costs which are the subject of such request. Grantor may request a disbursement from the Operation and Maintenance Expense Sub-Account no more than one (1) time per calendar month. Should an Event of Default occur and be continuing, the proceeds on deposit in the Operation and Maintenance Expense Sub-Account may be applied by Beneficiary in payment of any Operating Expenses or Approved TI Costs for the Trust Property or may be applied to the payment of the Debt or other charges affecting all or any portion of the Trust Property as Beneficiary, in its sole discretion, may determine; provided, however, that no such application shall be deemed to have been made by operation of law or otherwise until actually made by Beneficiary as herein provided. All sums, if any, remaining in the Operation and Maintenance Expense Sub-Account after the payment of all Operating Expenses

                                       97
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and Approved TI Costs for which Grantor requests payment in the then
Current Month in accordance with the terms hereof shall be deposited into the Curtailment Reserve Sub-Account, as set forth in Section 5.05 hereof.

Section 5.10. Intentionally Omitted.

Section 5.11. Curtailment Reserve Sub-Account. During the O&M Operative Period Beneficiary shall allocate all Excess Rent to the Curtailment Reserve Sub-Account in accordance with Section 5.05(e) until such time as the Debt has been paid in full. On the Business Day after each Payment Date during any period for which funds have been allocated to the Curtailment Reserve Sub-Account pursuant to Section 5.05(e) hereof, Beneficiary shall transfer to the Collection Account an amount equal to the lesser of (a) the amount available in the Curtailment Reserve Sub-Account, and (b) the total Debt then outstanding under the Note and the other Loan Documents.

Section 5.12. Intentionally Omitted.

Section 5.13. Loss Proceeds. In the event of a casualty to the Trust Property, unless Beneficiary elects, or is required pursuant to Article III hereof to make all of the Insurance Proceeds available to Grantor for restoration, Beneficiary and Grantor shall cause all such Insurance Proceeds to be paid by the insurer directly to the Central Account, whereupon Beneficiary shall, after deducting Beneficiary's costs of recovering and paying out such Insurance Proceeds, including without limitation, reasonable attorneys' fees, apply same to reduce the Debt in accordance with the terms of the Note; provided, however, that if Beneficiary elects, or is deemed to have elected, or is required, to make the Insurance Proceeds available for restoration, all Insurance Proceeds in respect of rent loss, business interruption or similar coverage shall be maintained in the Central Account, to be applied by Beneficiary in the same manner as Rent received with respect to the operation of the Trust Property; provided, further, however, that in the event that the Insurance Proceeds of such rent loss, business interruption or similar insurance policy are paid in a lump sum in advance, Beneficiary shall hold such Insurance Proceeds in a segregated interest-bearing escrow account, which shall be an Eligible Account, shall estimate, in Beneficiary's reasonable discretion, the number of months required for Grantor to restore the damage caused by the casualty, shall divide the aggregate rent loss, business interruption or similar Insurance Proceeds by such number of months, and shall disburse from such escrow account into the Central Account each month during the performance of such restoration such monthly installment of said Insurance Proceeds. In the event that Insurance Proceeds are to be applied toward restoration, Beneficiary shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of
Section 3.04 hereof. Unless Beneficiary elects, or is required pursuant to
Section 6.01 hereof to make all of the Condemnation Proceeds available to Grantor for restoration, Beneficiary and Grantor shall cause all such Condemnation Proceeds to be paid to the Central Account, whereupon Beneficiary shall, after deducting Beneficiary's costs of recovering and paying out such Condemnation Proceeds, including without limitation, reasonable attorneys' fees, apply same, by transferring such amounts to the Collection Account, to reduce the Debt in accordance with the terms of the Note; provided, however, that any Condemnation Proceeds received in connection with a temporary Taking shall be maintained in the Central Account, to be applied by Beneficiary in the same manner as Rent received with respect to the operation of the Trust Property; provided, further, however, that in the event that the Condemnation Proceeds of any such temporary Taking are paid in a lump sum in advance, Beneficiary shall hold such Condemnation Proceeds in a segregated interest-bearing escrow account, which shall be an Eligible Account, shall estimate, in Beneficiary's reasonable discretion, the number of months that the Trust Property shall be affected by such temporary Taking, shall divide the aggregate Condemnation Proceeds in connection with such temporary Taking by such number of months, and shall disburse from such escrow account into the Central Account each month during the pendency of such temporary Taking such monthly installment of said Condemnation Proceeds. In the event that Condemnation Proceeds are to be applied toward restoration, Beneficiary shall hold such funds in a segregated bank account at the Bank, which shall be an Eligible Account, and shall disburse same in accordance with the provisions of Section 3.04 hereof. If any Loss Proceeds are received by Grantor, such Loss Proceeds shall be received

                                       99
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in trust for Beneficiary, shall be segregated from other funds of Grantor, and shall be forthwith paid into the Central Account, or paid to Beneficiary to hold in a segregated bank account at the Bank, in each case to be applied or disbursed in accordance with the foregoing. Any Loss Proceeds made available to Grantor for restoration in accordance herewith, to the extent not used by Grantor in connection with, or to the extent they exceed the cost of, such restoration, shall be deposited into the Central Account, whereupon Beneficiary shall apply the same to reduce the Debt in accordance with the terms of the Note.

                             ARTICLE VI: CONDEMNATION

Section 6.01. Condemnation. (a) Grantor shall notify Beneficiary promptly of the commencement or threat of any Taking of the Trust Property or any portion thereof. Beneficiary hereby irrevocably appointed as Grantor's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain the proceeds of any such Taking and to make any compromise or settlement in connection with such proceedings (subject to Grantor's reasonable approval, except after the occurrence of an Event of Default, in which event Grantor's approval shall not be required), subject to the provisions of this Deed of Trust; provided, however, that Grantor may participate in any such proceedings and shall be authorized and entitled to compromise or settle any such proceeding with respect to Condemnation Proceeds in an amount less than five percent (5%) of the Allocated Loan Amount of the Trust Property. Grantor shall execute and deliver to Beneficiary any and all instruments reasonably required in connection with any such proceeding promptly after request therefor by Beneficiary. Except as set forth above, Grantor shall not adjust, compromise, settle or enter into any agreement with respect to such proceedings without the prior consent of Beneficiary. All Condemnation Proceeds are hereby assigned to and shall be paid to Beneficiary. With respect to Condemnation Proceeds in an amount in excess of five percent (5%) of the Allocated Loan Amount of the Trust Property. Grantor hereby authorizes Beneficiary to compromise, settle, collect and receive such Condemnation Proceeds, and to give proper receipts and acquittance therefor. Beneficiary may apply such Condemnation

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Proceeds (less any cost to Beneficiary of recovering and paying out such proceeds, including, without limitation, reasonable attorneys' fees and disbursements and costs allocable to inspecting any repair, restoration or rebuilding work and the plans and specifications therefor) toward the payment of the Debt or to allow such proceeds to be used for the Work.

      (b) In the case of a Substantial Taking, the Condemnation Proceeds shall be payable, after payment of all necessary and proper expenses incurred in the collection of such award, to Beneficiary, to be applied towards the payment of the Debt without any prepayment premium. If subsequent to payment of such amount in full, Beneficiary shall receive payment of any subsequent Condemnation Proceeds, then, such Condemnation Proceeds shall be paid to Beneficiary. Each of the parties agrees to execute any and all documents that may be reasonably required in order to facilitate collection by them of such Condemnation Proceeds.

      (c) In the event of a Taking which is less than a Substantial Taking, Grantor at its sole cost and expense (whether or not the award shall have been received or shall be sufficient for restoration), shall proceed diligently to restore, or cause the restoration of, the remaining Improvements not so taken, to maintain a complete, rentable, self-contained fully operational facility of the same sort as existed prior to the Taking in as good a condition as is reasonably possible. In the event of such a Taking, Beneficiary shall receive the Condemnation Proceeds and shall pay over the same:

                  (i) first, provided no Event of Default has occurred and is continuing, to Grantor to the extent of any portion of the award as may be necessary to pay the reasonable cost of restoration of the Improvements remaining including costs of the collection, compromise or settlement (including, without limitation, reasonable attorney fees), and

                  (ii) second, to Beneficiary, to be applied towards the payment of the Debt without any prepayment premium.


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      Restoration shall be done in accordance with and subject to the provisions of Section 3.04. Payments to Grantor as aforesaid shall be disbursed in the manner set forth in Section 3.04(b).

      If one or more Takings in the aggregate create a Substantial Taking, then, in such event, the sections of this Article VI above applicable to Substantial Takings shall apply.

      (d) In the event Beneficiary is obligated to or elects to make Condemnation Proceeds available for the restoration or rebuilding of the Trust Property, such proceeds shall be disbursed in the manner and subject to the conditions set forth in Section 3.04(b) hereof. If, in accordance with this Article VI, any proceeds are used to reduce the Debt, they shall be applied as Condemnation Proceeds. Grantor shall promptly execute and deliver all instruments reasonably requested by Beneficiary for the purpose of confirming the assignment of the Condemnation Proceeds to Beneficiary. Application of all or any part of the Condemnation Proceeds to the Debt shall be made in accordance with the provisions of Sections 3.06 and 3.07. No application of the Condemnation Proceeds to the reduction of the Debt shall have the effect of releasing the lien of this Deed of Trustuntil the remainder of the Debt has been paid in full. In the case of any Taking, Beneficiary, to the extent that Beneficiary has not been reimbursed by Grantor, shall be entitled, as a first priority out of any Condemnation Proceeds, to reimbursement for all costs, fees and expenses reasonably incurred in the determination and collection of any Condemnation Proceeds. All Condemnation Proceeds deposited with Beneficiary pursuant to this Section, until expended or applied as provided herein, may be commingled with the general funds of Beneficiary and shall constitute additional security for the payment of the Debt and the payment and performance of Grantor's obligations, but Beneficiary shall not be deemed a trustee or other fiduciary with respect to its receipt of such Condemnation Proceeds or any part thereof. All awards so deposited with Beneficiary shall be held by Beneficiary in an Eligible Account and invested in Permitted Investments, but Beneficiary makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on any such deposit and shall have no liability in connection

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therewith. For purposes hereof, any reference to the award shall be deemed to include interest, if any, which has accrued thereon.

                          ARTICLE VII: LEASES AND RENTS

Section 7.01. Assignment. (a) Grantor does hereby bargain, sell, assign and set over unto Beneficiary, all of Grantor's interest in the Leases and Rents. The assignment of Leases and Rents in this Section 7.01 is an absolute, unconditional and present assignment from Grantor to Beneficiary and not an assignment for security and the existence or exercise of Grantor's revocable license to collect Rent shall not operate to subordinate this assignment to any subsequent assignment. The exercise by Beneficiary of any of its rights or remedies pursuant to this Section 7.01 shall not be deemed to make Beneficiary a mortgagee-in-possession. In addition to the provisions of this Article VII, Grantor shall comply with all terms, provisions and conditions of the Assignment.

      (b) So long as there shall exist and be continuing no Event of Default, Grantor shall have a revocable license to take all actions with respect to all Leases and Rents, present and future, including the right to collect and use the Rents, subject to the terms of this Deed of Trustand the Assignment.

      (c) In a separate instrument Grantor shall, as requested from time to time by Beneficiary, assign to Beneficiary or its nominee by specific or general assignment, any and all Leases, such assignments to be in form and content reasonably acceptable to Beneficiary, but subject to the provisions of Section 7.01(b) hereof. Grantor agrees to deliver to Beneficiary, within thirty (30) days after Beneficiary's request, a true and complete copy of every Lease and, within ten (10) days after Beneficiary's request, a complete list of the Leases, certified by Grantor to be true, accurate and complete and stating the demised premises, the names of the lessees, the Rent payable under the Leases, the date to which such Rents have been paid, the material terms of the Leases, including, without limitation, the dates of occupancy, the dates of expiration, any Rent concessions, work obligations or other inducements granted to the lessees thereunder, and any renewal options.

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      (d) The rights of Beneficiary contained in this Article VII, the
Assignment or any other assignment of any Lease shall not result in any obligation or liability of Beneficiary to Grantor or any lessee under a Lease or any party claiming through any such lessee.

      (e) At any time after an Event of Default, the license granted hereinabove may be revoked by Beneficiary, and Beneficiary or a receiver appointed in accordance with this Deed of Trust may enter upon the Trust Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Beneficiary in its sole discretion shall deem proper.

      (f) In addition to the rights which Beneficiary may have herein, upon the occurrence of any Event of Default, Beneficiary, at its option, may require Grantor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Trust Property as may be used and occupied by Grantor and may require Grantor to vacate and surrender possession of the Trust Property to Beneficiary or to such receiver and, in default thereof, Grantor may be evicted by summary proceedings or otherwise.

Section 7.02. Management of Trust Property. (a) Grantor shall manage the Trust Property or cause the Trust Property to be managed in a manner which is consistent with the Approved Manager Standard. All Space Leases shall provide for rental rates comparable to then existing market rates and terms and conditions which constitute good and prudent business practice and are consistent with prevailing market terms and conditions, and shall be arm's-length transactions. Except as previously disclosed by Grantor to, and consented to by Beneficiary, all Leases shall provide that they are subordinate to this Deed of Trustand that the lessees thereunder attorn to Beneficiary. Grantor shall deliver copies of all Leases, amendments, modifications and renewals to Beneficiary.

      (b) Grantor (i) shall observe and perform all of its material obligations under the Leases pursuant to applicable Legal Requirements and shall not do or permit to be done anything

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to impair the value of the Leases as security for the Debt; (ii) shall promptly, upon Beneficiary's request, send copies to Beneficiary of all notices of default which Grantor shall receive under the Leases; (iii) shall, consistent with the Approved Manager Standard, enforce all of the terms, covenants and conditions contained in the Leases to be observed or performed; (iv) shall not collect any of the Rents under the Leases more than one (1) month in advance (except that Grantor may collect in advance such security deposits as are permitted pursuant to applicable Legal Requirements and are commercially reasonable in the prevailing market); (v) shall not execute any other assignment of lessor's interest in the Leases or the Rents except as otherwise expressly permitted pursuant to this Beneficiary; (vi) shall not cancel or terminate any of the Leases or accept a surrender thereof in any manner inconsistent with the Approved Manager Standard; (vii) shall not convey, transfer or suffer or permit a conveyance or transfer of all or any part of the Premises or the Improvements or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder;
(viii) shall notify Beneficiary of any material alteration, modification or change in the terms of any guaranty of any Major Space Lease or cancellation or termination of such guaranty promptly upon effectuation of same unless altered, cancelled, modified or changed in the ordinary course of business; (ix) shall, in accordance with the Approved Manager Standard, make all reasonable efforts to seek lessees for space as it becomes vacant and enter into Leases in accordance with the terms hereof; (x) shall not materially modify, alter or amend any Major Space Lease or Property Agreement with any Pad Owner without Beneficiary's consent, which consent will not be unreasonably withheld or delayed; (xi) shall notify Beneficiary promptly if any Pad Owner shall cease business operations or of the occurrence of any event of which it becomes aware affecting a Pad Owner or its property which might have any material effect on the Trust Property; and (xii) shall, without limitation to any other provision hereof, execute and deliver at the request of Beneficiary all such further assurances, confirmations and assignments in connection with the Trust Property as are required herein and as Beneficiary shall from time to time reasonably require.

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      (c) All security deposits of lessees, whether held in cash or any other form, shall be treated by Grantor as trust funds, but shall not be commingled with any other funds of Grantor and, if cash, shall be deposited by Grantor in the Security Deposit Account. Any bond or other instrument which Grantor is permitted to hold in lieu of cash security deposits under applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described, shall be issued by a Person reasonably satisfactory to Beneficiary, shall, if permitted pursuant to Legal Requirements, at Beneficiary's option, name Beneficiary as payee or mortgagee thereunder or be fully assignable to Beneficiary and shall, in all respects, comply with applicable Legal Requirements and otherwise be reasonably satisfactory to Beneficiary. Grantor shall, upon request, provide Beneficiary with evidence reasonably satisfactory to Beneficiary of Grantor's compliance with the foregoing. Following the occurrence and during the continuance of any Event of Default, Grantor shall, upon Beneficiary's request, if permitted by applicable Legal Requirements, turn over the security deposits (and any interest thereon) to Beneficiary to be held by Beneficiary in accordance with the terms of the Leases and all Legal Requirements.

      (d) If (i) the aggregate Net Operating Income of the Cross-collateralized Properties in any Fiscal Year declines below $27,977,167 or (ii) an Event of Default has occurred, then, if Beneficiary determines in its reasonable discretion prior to the removal of the existing manager that a reputable independent property manager can manage the Trust Property at competitive rates more efficiently and with better results than Grantor or Grantor's Manager, Beneficiary shall have the right to appoint such reputable independent property manager selected by Beneficiary, in Beneficiary's sole discretion, to manage the Trust Property; provided, however, that no such approval shall be granted unless the Rating Agency shall have delivered confirmation that any rating issued in connection with the Securitization will not, as a result of a change of Manager, be downgraded from the then current ratings thereof, qualified or withdrawn.

      (e) Grantor covenants and agrees with Beneficiary that (i) the Trust Property will be managed at all times by the


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Manager pursuant to the management agreement approved by Beneficiary (the
"Management Agreement"), (ii) after Grantor has knowledge of a fifty percent (50%) or more change in control of the ultimate beneficial ownership of the Manager, Grantor will promptly give Beneficiary notice thereof (a "Manager Control Notice") and (iii) the Management Agreement may be terminated by Beneficiary at any time for cause (including, but not limited to, Manager's negligence, willful misconduct or fraud) or at any time following either (A) the occurrence of an Event of Default, or (B) the receipt of a Manager Control Notice, and a substitute managing agent shall be appointed by Grantor, subject to Beneficiary's approval, which may be given or withheld in Beneficiary's sole discretion but which will not be given unless, inter alia, the Rating Agency shall have delivered confirmation that any rating issued in connection with the Securitization will not, as a result of a change of Manager, be downgraded from the then current ratings thereof, qualified or withdrawn. Grantor may from time to time appoint a successor manager to manage the Trust Property with Beneficiary's prior written consent which consent shall not be unreasonably withheld or delayed, provided that, any such successor manager shall be a reputable management company having a senior executive with at least seven
(7) years' experience in the management of super-regional malls, shall be the manager of at least five (5) super-regional malls, including, without limitation, certain complexes which contain more than 1,500,000 square feet of gross leasable area, and shall be reasonably acceptable to Beneficiary. Grantor further covenants and agrees that Grantor shall require the Manager (or any successor managers) to maintain at all times during the term of the Loan worker's compensation insurance as required by Governmental Authorities.

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                        ARTICLE VIII: MAINTENANCE AND REPAIR

Section 8.01. Maintenance and Repair of the Trust Property; Alterations; Replacement of Equipment. Grantor hereby covenants and agrees:

      (a) Grantor shall not (i) desert or abandon the Trust Property, (ii) change the use of the Trust Property or cause or permit the use or occupancy of any part of the Trust Property to be discontinued if such discontinuance or use change would violate any zoning or other law, ordinance or regulation; (iii) consent to or seek any lowering of the zoning classification, or greater zoning restriction affecting the Trust Property; or (iv) take any steps whatsoever to convert the Trust Property, or any portion thereof, to a condominium or cooperative form of ownership.

      (b) Grantor shall, at its expense, (i) take good care of the Trust Property including grounds generally, and utility systems and sidewalks, roads, alleys, and curbs therein, and shall keep the same in good, safe and insurable condition and in compliance with all applicable Legal Requirements, (ii) promptly make all repairs to the Trust Property, above grade and below grade, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and maintain the Trust Property in a manner appropriate for the facility and (iii) not commit or suffer to be committed any waste of the Trust Property or do or suffer to be done anything which will increase the risk of fire or other hazard to the Trust Property or impair the value thereof. Grantor shall keep the sidewalks, vaults, gutters and curbs comprising, or adjacent to, the Trust Property, clean and free from dirt, snow, ice, rubbish and obstructions. All repairs made by Grantor shall be made with first-class materials, in a good and workmanlike manner, shall be equal or better in quality and class to the original work and shall comply with all applicable Legal Requirements and Insurance Requirements. To the extent any of the above obligations are obligations of tenants under Space Leases or Pad Owners or other Persons under Property Agreements, Grantor may fulfill its obligations hereunder by causing such tenants, Pad Owners or other Persons, as the case may be, to perform their obligations thereunder. As used herein, the terms

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"repair" and "repairs" shall be deemed to include all necessary replacements.

      (c) Grantor shall not demolish, remove, construct, or, except as otherwise expressly provided herein, restore, or alter the Trust Property or any portion thereof nor consent to or permit any such demolition, removal, construction, restoration, addition or alteration (each a "Renovation") which would diminish the value of the Trust Property or materially diminish the Total GLA without (i) Beneficiary's prior written consent in each instance, which consent shall not be unreasonably withheld or delayed, and (ii) a letter from the Rating Agency confirming that any rating issued in connection with the Securitization will not, as a result of such Renovation be downgraded from the then current ratings thereof, qualified or withdrawn; provided, however, that, so long as the aggregate Net Operating Income of the Cross-collateralized Properties is equal to or greater than $27,977,167, any customary and reasonable tenant improvement work done in accordance with the Approved Manager Standard and Grantor's past business practices which tenant improvement work costs (in any one Loan Year) not more than two and one-half percent (2.5%) of the Allocated Loan Amount shall be permitted without the consent of Beneficiary or delivery of a letter of the type set forth in (ii) above.

      (d) Grantor represents and warrants to Beneficiary that (i) there are no fixtures, machinery, apparatus, tools, equipment or articles of personal property attached or appurtenant to, or located on, or used in connection with the management, operation or maintenance of the Trust Property, except for the Equipment and equipment leased by Grantor for the management, operation or maintenance of the Trust Property in accordance with the Loan Documents; (ii) the Equipment and the leased equipment constitutes all of the fixtures, machinery, apparatus, tools, equipment and articles of personal property necessary to the proper operation and maintenance of the Trust Property; and (iii) all of the Equipment is free and clear of all liens, except for the lien of this Deed of Trustand the Permitted Encumbrances. All rights, title and interest of Grantor in and to all extensions, improvements, betterment, renewals, appurtenances to, the Trust Property hereafter acquired by, or released to, Grantor or constructed, assembled or placed by

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

Grantor in the Trust Property, and all changes and substitutions of the security constituted thereby, shall be and, in each such case, without any further mortgage, conveyance, assignment or other act by Beneficiary or Grantor, shall become subject to the lien and security interest of this Deed of Trustas fully and completely, and with the same effect, as though now owned by Grantor and specifically described in this Deed of Trust, but at any and all times Grantor shall execute and deliver to Beneficiary any documents Beneficiary may reasonably deem necessary or appropriate for the purpose of specifically subjecting the same to the lien and security interest of this Deed of Trust.

      (e) Notwithstanding the provisions of this Deed of Trustto the contrary, Grantor shall have the right, at any time and from time to time, to remove and dispose of Equipment which may have become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Trust Property. Grantor shall promptly replace any such Equipment so disposed of or removed with other Equipment of equal value and utility, free of any security interest or superior title, liens or claims; except that, if by reason of technological or other developments, replacement of the Equipment so removed or disposed of is not necessary or desirable for the proper management, operation or maintenance of the Trust Property, Grantor shall not be required to replace the same. All such replacements or additional equipment shall be deemed to constitute "Equipment" and shall be covered by the security interest herein granted.

          ARTICLE IX: TRANSFER OR ENCUMBRANCE OF THE Trust Property

Section 9.01. Other Encumbrances. Except for Permitted Liens, Grantor shall not further encumber or permit the further encumbrance in any manner (whether by grant of a pledge, security interest or otherwise) of the Trust Property or any part thereof or interest therein, including, without limitation, of the Rents therefrom except as expressly permitted pursuant to the terms of this Deed of Trust.

Section 9.02. No Transfer. Grantor acknowledges that Beneficiary has examined and relied on the expertise of Grantor and, if applicable, each General Partner, in owning and operating

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

properties such as the Trust Property in agreeing to make the Loan and will continue to rely on Grantor's ownership of the Trust Property as a means of maintaining the value of the Trust Property as security for repayment of the Debt and Grantor acknowledges that Beneficiary has a valid interest in maintaining the value of the Trust Property. Grantor shall not make or permit any Transfer without the prior written consent of Beneficiary, which consent Beneficiary may withhold in its sole and absolute discretion and which shall in no event be granted unless, inter alia, the Rating Agency shall have delivered confirmation that any rating issued in connection with the Securitization will not, as a result of the proposed Transfer, be downgraded from the then current ratings thereof, qualified or withdrawn. Beneficiary shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon a Transfer without Beneficiary's consent. This provision shall apply to every Transfer regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous Transfer.

Section 9.03. Due on Sale. Beneficiary may declare the Debt immediately due and payable upon any Transfer or further encumbrance in violation of this
Article IX without regard to whether any impairment of its security or any increased risk of default hereunder can be demonstrated. This provision shall apply to every Transfer or further encumbrance of the Trust Property in violation of this Article IX or any part thereof or interest in the Trust Property or in Grantor regardless of whether voluntary or not, or whether or not Beneficiary has consented to any previous Transfer or further encumbrance of the Trust Property or interest in Grantor.

Section 9.04. Permitted Transfer. Notwithstanding anything contained in this Article IX, Beneficiary shall consent to a one time Transfer of an interest in Grantor or any General Partner of Grantor that occurs by reason of MLP or The Mills Corporation merging into or consolidating with another Person ("Sale") provided that all of the following terms and conditions are satisfied:

      (a) No Event of Default is then continuing.


                                      111
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      (b) Grantor gives Beneficiary written notice of the terms of such prospective Sale not less than sixty (60) days before the date on which such Sale is scheduled to close and, concurrently therewith, gives Beneficiary all such information concerning the Person with which The Mills Corporation or MLP, as applicable, shall be merging into or consolidating with ("Buyer") as Beneficiary would require in evaluating an initial extension of credit to a borrower and pays to Beneficiary a non-refundable application fee in the amount of $25,000 to cover expenses of Beneficiary incurred in connection therewith.

      (c) Grantor and the Buyer execute, without any cost or expense to Beneficiary, new financing statements or financing statement amendments and any additional documents reasonably requested by Beneficiary.

      (d) The Rating Agency shall have delivered written confirmation that any rating issued by the Rating Agency in connection with the Securitization will not, as a result of the proposed Transfer, be downgraded from the then current ratings thereof, qualified or withdrawn.

                         ARTICLE X: CERTIFICATES

Section 10.01. Estoppel Certificates. (a) After request by Beneficiary, Grantor, within fifteen (15) days and at its expense, will furnish Beneficiary with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, and the unpaid principal amount of the Note, (ii) the rate of interest of the Note,
(iii) the date payments of interest and/or principal were last paid, (iv) any offsets or defenses to the payment of the Debt, and if any are alleged, the nature thereof, (v) that the Note and this Deed of Trusthave not been modified or if modified, giving particulars of such modification and (vi) that there has occurred and is then continuing no Default or if such Default exists, the nature thereof, the period of time it has existed, and the action being taken to remedy such Default.

      (b) Within fifteen (15) days after written request by Grantor, Beneficiary shall furnish to Grantor a written statement confirming the amount of the Debt, the maturity date of the Note, the date to which interest has been paid, and whether any Event of Default or other Default has occurred and is then continuing.

      (c) Grantor shall use all reasonable efforts to obtain estoppels from tenants that may be required hereunder or under the Loan Documents.

                               ARTICLE XI: NOTICES

Section 11.01. Notices. Any notice, demand, statement, request or consent made hereunder shall be in writing and delivered personally or sent to the party to whom the notice, demand or request is being made by Federal Express or other nationally recognized overnight delivery service, as follows and shall be deemed given when delivered personally or one (1) Business Day after being deposited with Federal Express or such other nationally recognized delivery service:

      If to Beneficiary:      To Beneficiary, at the address first
                              written above,

                              with a copy to:

                              Brown & Wood LLP
                              One World Trade Center
                              New York, New York 10048-0557
                              Attn: David J. Weinberger, Esq.

      If to Grantor:          To Grantor, at the address set forth on the
                              signature page hereto, to the attention
                              of the general counsel of Grantor,

      If to Deed Trustee:     To Deed Trustee, at the address first set forth
                              above,


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

or such other address as either Grantor, Deed Trustee or Beneficiary shall hereafter specify by written notice as provided herein; provided, however, that notwithstanding any provision of this Article to the contrary, such notice of change of address shall be deemed given only upon actual receipt thereof.

                          ARTICLE XII: INDEMNIFICATION

Section 12.01. Indemnification Covering Trust Property. In addition, and without limitation, to any other provision of this Deed of Trustor any other Loan Document, Grantor shall protect, indemnify and save harmless Beneficiary, Deed Trustee and their successors and assigns, and each of their agents, employees, officers and directors, from and against all liabilities, obligations, claims, damages, penalties, causes of action, costs and expense (including, without limitation, reasonable attorneys' fees and expenses, whether incurred within or outside the judicial process), imposed upon or incurred by or asserted against Beneficiary, Deed Trustee and their assigns, or any of their agents, employees, officers or directors, by reason of (a) ownership of this Deed of Trust, the Assignment, the Trust Property or any part thereof or any interest therein or receipt of any Rents; (b) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Trust Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (c) any use, nonuse or condition in, on or about, or possession, alteration, repair, operation, maintenance or management of, the Trust Property or any part thereof or on the adjoining sidewalks, curbs, parking areas, streets or ways; (d) any failure on the part of Grantor to perform or comply with any of the terms of this Deed of Trustor the Assignment; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof; (f) any claim by brokers, finders or similar Persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Trust Property or any part thereof; (g) any Imposition including, without limitation, any Imposition attributable to the execution, delivery, filing, or recording of any Loan Document, Lease or memorandum thereof; (h) any lien or

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claim arising on or against the Trust Property or any part thereof under any Legal Requirement or any liability asserted against Beneficiary or Deed Trustee with respect thereto; or (i) the claims of any lessee or any Person acting through or under any lessee or otherwise arising under or as a consequence of any Lease. Notwithstanding the foregoing provisions of this
Section 12.01 to the contrary, Grantor shall have no obligation to indemnify Beneficiary pursuant to this Section 12.01 for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result from Beneficiary's, and its successors' or assigns', willful misconduct or gross negligence. Any amounts payable to Beneficiary by reason of the application of this Section
12.01 shall constitute a part of the Debt secured by this Deed of Trust and other Loan Documents and shall become immediately due and payable and shall bear interest at the Default Rate applicable to the Class A Portion from the date the liability, obligation, claim, cost or expense is sustained by Beneficiary, as applicable, until paid. The provisions of this Section
12.01 shall survive the termination of this Deed of Trustwhether by repayment of the Debt, foreclosure or delivery of a deed in lieu thereof, assignment or otherwise.

                             ARTICLE XIII: DEFAULTS


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Section 13.01. Events of Default. The Debt shall become immediately due at the option of Beneficiary upon any one or more of the following events ("Event of Default"):

            (a) if the final payment or prepayment premium, if any, due under the Note shall not be paid on Maturity;

            (b) if any monthly payment of interest and/or principal due under the Note (other than the sums described in (a) above) shall not be fully paid on the date upon which the same is due and payable thereunder;

            (c) if payment of any sum (other than the sums described in (a) above or (b) above) required to be paid pursuant to the Note, this Deed of Trustor any other Loan Document shall not be paid within five (5) Business Days after Beneficiary delivers written notice to Grantor that same is due and payable thereunder or hereunder;

            (d) except in connection with the Merger and as otherwise permitted herein, if Grantor or, if Grantor is a partnership, any general partner of Grantor shall institute or cause to be instituted any proceeding for the termination or dissolution of Grantor or any such general partner;

            (e) if the insurance policies required hereunder are not kept in full force and effect, or if the insurance policies are not assigned and delivered to Beneficiary as herein provided;

            (f) except in connection with the Merger, if Grantor attempts to assign its rights under this Deed of Trustor any other Loan Document or any interest herein or therein, or if any Transfer occurs other than in accordance with the provisions hereof;

            (g) if any representation or warranty of Grantor made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or agreement furnished to Beneficiary shall prove false or misleading in any material respect as of the date made;

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            (h) if Grantor or any general partner of Grantor shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due;

            (i) if a receiver, liquidator or trustee of Grantor or any general partner of Grantor shall be appointed or if Grantor or any of its general partners shall be adjudicated a bankrupt or insolvent, or if any petition for bankruptcy, reorganization or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Grantor or its general partners or if any proceeding for the dissolution or liquidation of Grantor or any of its general partners shall be instituted; however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Grantor or its general partners, as applicable, upon the same not being discharged, stayed or dismissed within sixty (60) days or if Grantor or any of its general partners shall generally not be paying its debts as they become due;

            (j) if Grantor shall be in default beyond any notice or grace period, if any, under any other Deed of Trustor deed of trust or security agreement covering any part of the Trust Property without regard to its priority relative to this Deed of Trust; provided, however, this provision shall not be deemed a waiver of the provisions of Article IX prohibiting further encumbrances affecting the Trust Property or any other provision of this Deed of Trust;

            (k) if the Trust Property becomes subject (i) to any lien which is superior to the lien of this Deed of Trust, other than a lien for real estate taxes and assessments not due and payable, or (ii) to any mechanic's, materialman's or other lien which is or is asserted to be superior to the lien of this Deed of Trust, and such lien shall remain undischarged (by payment, bonding, or otherwise) for twenty (20) days unless contested in accordance with the terms hereof;


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            (l) if Grantor discontinues the operation of the Trust
      Property or any part thereof for ten (10) days or more for reasons other than repair or restoration arising from a casualty or condemnation;

            (m) except as permitted in this Deed of Trust, any material alteration, demolition or removal of any of the Improvements without the prior consent of Beneficiary;

            (n) if Grantor consummates a transaction which would cause this Deed of Trustor Beneficiary's rights under this Deed of Trust, the Note or any other Loan Document to constitute a non-exempt prohibited transaction under ERISA or result in a violation of a state statute regulating government plans subjecting Beneficiary to liability for a violation of ERISA or a state statute;

            (o) if an Event of Default shall occur under any of the other Cross-collateralized Deeds of Trust; or

            (p) if Grantor shall be in default under any of the other terms, covenants or conditions of the Note (other than as set forth in (a) through (o) above), this Deed of Trustor any other Loan Document, other than as set forth in (a) through (o) above, for ten (10) days after notice from Beneficiary in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Beneficiary in the case of any other default or an additional ninety (90) days if Grantor is diligently and continuously effectuating a cure of a curable non-monetary default, other than as set forth in
      (a) through (o) above.

Section 13.02. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, Beneficiary may, in addition to any other rights or remedies available to it hereunder or under any other Loan Document, at law or in equity, take such action, without notice or demand, as it reasonably deems advisable to protect and enforce its rights against Grantor or any one or more of the Cross-collateralized Borrowers and in and to the Trust Property or any one or more of the Cross-collateralized Properties or any one or more of them, including, but not limited to, the following actions, each of which may be

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pursued singly, concurrently or otherwise, at such time and in such order as Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting any other rights and remedies of Beneficiary hereunder, at law or in equity: (i) declare all or any portion of the unpaid Debt to be immediately due and payable; provided, however, that upon the occurrence of any of the events specified in Section 13.01(i), the entire Debt will be immediately due and payable without notice or demand or any other declaration of the amounts due and payable; or (ii) bring, or instruct Deed Trustee to bring an action to foreclose this Deed of Trustand without applying for a receiver for the Rents, but subject to the rights of the tenants under the Leases, enter into or upon the Trust Property or any part thereof, either personally or by its agents, nominees or attorneys, and dispossess Grantor and its agents and servants therefrom, and thereupon Beneficiary may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Trust Property and conduct the business thereat, (B) make alterations, additions, renewals, replacements and improvements to or on the Trust Property or any part thereof, (C) exercise all rights and powers of Grantor with respect to the Trust Property or any part thereof, whether in the name of Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Trust Property and every part thereof, and (D) apply the receipts from the Trust Property or any part thereof to the payment of the Debt, after deducting therefrom all expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred in connection with the aforesaid operations and all amounts necessary to pay the Impositions, insurance and other charges in connection with the Trust Property or any part thereof, as well as just and reasonable compensation for the services of Beneficiary's third-party agents; or (iii) have an appraisal or other valuation of the Trust Property or any part thereof performed by an Appraiser (and Grantor covenants and agrees it shall cooperate in causing any such valuation or appraisal to be performed) and any cost or expense incurred by Beneficiary in connection therewith shall constitute a portion of the Debt and be secured by this Deed of Trustand shall be immediately due and payable to Beneficiary

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with interest, at the Default Rate, until the date of receipt by
Beneficiary; or (iv) sell, or instruct Deed Trustee to sell, the Trust Property or institute proceedings for the complete foreclosure of this Deed of Trust, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Deed of Trustin which case the Trust Property or any part thereof may be sold for cash or credit in one or more parcels; or (v) with or without entry, and to the extent permitted and pursuant to the procedures provided by applicable Legal Requirements, institute proceedings for the partial foreclosure of this Deed of Trust, or take such other action as may be allowed pursuant to Legal Requirements, at law or in equity, for the enforcement of this Deed of Trustfor the portion of the Debt then due and payable, subject to the lien of this Deed of Trustcontinuing unimpaired and without loss of priority so as to secure the balance of the Debt not then due; or (vi) sell, or instruct Deed Trustee to sell, the Trust Property or any part thereof and any or all estate, claim, demand, right, title and interest of Grantor therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in whole or in parcels, in any order or manner, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, at the discretion of Beneficiary, and in the event of a sale, by foreclosure or otherwise, of less than all of the Trust Property, this Deed of Trustshall continue as a lien on the remaining portion of the Trust Property; or (vii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in the Loan Documents, or any of them; or (viii) recover judgment on the Note or any guaranty either before, during or after (or in lieu of) any proceedings for the enforcement of this Deed of Trust; or (ix) apply, or direct Deed Trustee to apply, ex parte, for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Trust Property or any part thereof, irrespective of the adequacy of the security for the Debt and without regard to the solvency of Grantor or of any Person liable for the payment of the Debt, to which appointment Grantor does hereby consent and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner

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prejudice the rights of Beneficiary to receive the Rent with respect to any of the Trust Property pursuant to this Deed of Trustor the Assignment; or
(x) require, at Beneficiary's option, Grantor to pay monthly in advance to Beneficiary, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of any portion of the Trust Property occupied by Grantor and may require Grantor to vacate and surrender possession to Beneficiary of the Trust Property or to such receiver and Grantor may be evicted by summary proceedings or otherwise; or
(xi) without notice to Grantor (A) apply all or any portion of the cash collateral in the Basic Carrying Costs Sub-Account, including any interest and/or earnings therein, to carry out the obligations of Grantor under this Deed of Trustand the other Loan Documents, to protect and preserve the Trust Property and for any other purpose permitted under this Deed of Trustand the other Loan Documents and/or (B) have all or any portion of such cash collateral immediately paid to Beneficiary to be applied against the Debt in the order and priority set forth in the Note; or (xii) pursue any or all such other rights or remedies as Beneficiary and/or Deed Trustee may have under applicable law or in equity; provided, however, that the provisions of this Section 13.02(a) shall not be construed to extend or modify any of the notice requirements or grace periods provided for hereunder or under any of the other Loan Documents. Grantor hereby waives, to the fullest extent permitted by Legal Requirements, any defense Grantor might otherwise raise or have by the failure to make any tenants parties defendant to a foreclosure proceeding and to foreclose their rights in any proceeding instituted by Beneficiary or Deed Trustee.

      (b) Any time after an Event of Default, Deed Trustee, at the request of Beneficiary, shall sell the Trust Property or any part thereof at such time and place in the city or county wherein the Trust Property is located as the Deed Trustee shall deem advantageous and proper, for cash, or credit or for other property, for immediate and future delivery, and for such price or prices and on such terms as the Deed Trustee shall deem advantageous and proper, and as required by the Code of Virginia and the regulations thereunder. Prior to the sale, the Deed Trustee shall first advertise the time, place and terms of sale at least once a week for two
(2) consecutive weeks in advance of

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the date of such sale, in a newspaper published or having general circulation in the county or city in which the Trust Property or some portion thereof is located. The Trust Property shall be conveyed in fee simple by Beneficiary's deed with special warranty of title to and at the cost of the purchaser, who shall not be liable to see to the application of the purchase money. The proceeds or avails of any sale made under or by virtue of this Section 13.02, together with any other sums which then may be held by Beneficiary under this Deed of Trust, whether under the provisions of this Section 13.02 or otherwise, shall be applied as follows:

            First: To the payment of the third-party costs and expenses reasonably incurred in connection with any such sale and to advances, fees and expenses, including, without limitation, reasonable fees and expenses of Beneficiary's and Deed Trustee's legal counsel as applicable, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances reasonably made or incurred by Beneficiary or Deed Trustee under this Deed of Trust, together with interest as provided herein on all such advances made by Beneficiary, and all Impositions, except any Impositions or other charges subject to which the Trust Property shall have been sold;

            Second: To the payment of the whole amount then due, owing and unpaid under the Note for principal and interest thereon, with interest on such unpaid principal at the Default Rate from the date of the occurrence of the earliest Event of Default that formed a basis for such sale until the same is paid to be applied in the manner set forth in Section 2.02 of the Note;

            Third: To the payment of any other portion of the Debt required to be paid by Grantor pursuant to any provision of this Deed of Trust, the Note, or any of the other Loan Documents to be applied in the manner set forth in Section 2.02 of the Note; and


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            Fourth:  The surplus, if any, to Grantor unless otherwise
            required by Legal Requirements.

Beneficiary and any receiver or custodian of the Trust Property or any part thereof shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

      (c) Beneficiary and Deed Trustee, as applicable, may adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trustby announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable provision of Legal Requirements, Beneficiary or Deed Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

      (d) Upon the completion of any sale or sales made by Beneficiary under or by virtue of this Section 13.02, Beneficiary or Deed Trustee, or any officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, granting, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Beneficiary is hereby irrevocably appointed the true and lawful attorney-in-fact of Grantor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the property and rights so sold and for that purpose Beneficiary and/or Deed Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and may substitute one or more Persons with like power, Grantor hereby ratifying and confirming all that its said attorney-in-fact or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, Grantor, if so requested by Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to Beneficiary, or to such purchaser or purchasers all such instruments as may be advisable, in the sole judgement of Beneficiary, for such purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this Section 13.02, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title,

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interest, claim and demand whatsoever, whether at law or in equity, of
Grantor in and to the property and rights so sold, and shall, to the fullest extent permitted under Legal Requirements, be a perpetual bar, both at law and in equity against Grantor and against any and all Persons claiming or who may claim the same, or any part thereof, from, through or under Grantor.

      (e) In the event of any sale made under or by virtue of this Section
13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), the entire Debt immediately thereupon shall, anything in the Loan Documents to the contrary notwithstanding, become due and payable.

      (f) Upon any sale made under or by virtue of this Section 13.02 (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale), Beneficiary may bid for and acquire the Trust Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

      (g) No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon the Trust Property or any part thereof or upon any other property of Grantor shall release the lien of this Deed of Trustupon the Trust Property or any part thereof, or any liens, rights, powers or remedies of Beneficiary hereunder, but such liens, rights, powers and remedies of Beneficiary shall continue unimpaired until all amounts due under the Note, this Deed of Trust and the other Loan Documents are paid in full.

Section 13.03. Payment of Debt After Default. If following the occurrence of any Event of Default, Grantor shall tender payment of an amount sufficient to satisfy the Debt in whole or in part at any time prior to a foreclosure sale of the Trust Property, and if at the time of such tender prepayment of the principal balance of the Note is not permitted by the Note, Grantor shall, in addition to the entire Debt, also pay to Beneficiary a sum equal to interest which would have accrued on the

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principal balance of the Note from the date of such tender to the earlier of (a) the Maturity Date or (b) the first day of the period during which prepayment of the principal balance of the Note would have been permitted together with a prepayment consideration equal to the prepayment consideration which would have been payable as of the first day of the period during which prepayment would have been permitted. If at the time of such tender, prepayment of the principal balance of the Note is permitted, such tender by Grantor shall be deemed to be a voluntary prepayment of the principal balance of the Note, and Grantor shall, in addition to the entire Debt, also pay to Beneficiary the applicable prepayment consideration specified in the Note and this Deed of Trust.

Section 13.04. Possession of the Trust Property. Upon the occurrence of any Event of Default hereunder and the acceleration of the Debt or any portion thereof, Grantor, if an occupant of the Trust Property or any part thereof, upon demand of Beneficiary, shall immediately surrender possession of the Trust Property (or the portion thereof so occupied) to Beneficiary, and if Grantor is permitted to remain in possession, the possession shall be as a month-to-month tenant of Beneficiary and, on demand, Grantor shall pay to Beneficiary monthly, in advance, a reasonable rental for the space so occupied and in default thereof Grantor may be dispossessed. The covenants herein contained may be enforced by a receiver of the Trust Property or any part thereof. Nothing in this Section 13.04 shall be deemed to be a waiver of the provisions of this Deed of Trust making the Transfer of the Trust Property or any part thereof without Beneficiary's prior written consent an Event of Default.

Section 13.05. Interest After Default. If any amount due under the Note, this Deed of Trustor any of the other Loan Documents is not paid within any applicable notice and grace period after same is due, whether such date is the stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof, then, in such event, interest on the amount not so paid shall accrue from and after the date on which such amount first becomes due at the Default Rate; and such interest shall accrue at such rate until the earlier of the cure of all Events of Default or the payment of the entire amount due to Beneficiary, whether or not any action shall have been taken or

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proceeding commenced to recover the same or to foreclose this Deed of
Trust. Accrued Default Rate Interest shall be due and payable at such times specified in the Note. All unpaid and accrued interest shall be secured by this Deed of Trustas part of the Debt. Nothing in this Section 13.05 or in any other provision of this Deed of Trustshall constitute an extension of the time for payment of the Debt.

Section 13.06. Grantor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Beneficiary to obtain judgment for the Debt, or of any other nature in aid of the enforcement of the Loan Documents, Grantor will (a) after receipt of notice of the institution of any such action, waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, and (b) if required by Beneficiary, consent to the appointment of a receiver or receivers of the Trust Property or any part thereof and of all the earnings, revenues, rents, issues, profits and income thereof.

Section 13.07. Control by Beneficiary After Default. Notwithstanding the appointment of any custodian, receiver, liquidator or trustee of Grantor, or of any of its property, or of the Trust Property or any part thereof, to the extent permitted by Legal Requirements, Beneficiary shall be entitled to obtain possession and control of all property now and hereafter covered by this Deed of Trustand the Assignment in accordance with the terms hereof.

Section 13.08. Right to Cure Defaults. (a) Upon the occurrence of any Event of Default, Beneficiary or its agents may, but without any obligation to do so and without notice to or demand on Grantor and without releasing Grantor from any obligation hereunder, make or do the same in such manner and to such extent as Beneficiary may deem necessary to protect the security hereof. Beneficiary and its agents are authorized to enter upon the Trust Property or any part thereof for such purposes, or appear in, defend, or bring any action or proceedings to protect Beneficiary's interest in the Trust Property or any part thereof or to foreclose this Deed of Trustor collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided

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in this Section 13.08, shall constitute a portion of the Debt and shall be immediately due and payable to Beneficiary upon demand. All such costs and expenses incurred by Beneficiary or its agents in remedying such Event of Default or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period from the date so demanded to the date of payment to Beneficiary. All such costs and expenses incurred by Beneficiary or its agents together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Deed of Trust.

      (b) If Beneficiary makes any payment or advance that Beneficiary is authorized by this Deed of Trustto make in the place and stead of Grantor
(i) relating to the Impositions or tax liens asserted against the Trust Property, Beneficiary may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of the bill, statement or estimate or into the validity of any of the Impositions or the tax liens or claims thereof; (ii) relating to any apparent or threatened adverse title, lien, claim of lien, encumbrance, claim or charge, Beneficiary will be the sole judge of the legality or validity of same; or (iii) relating to any other purpose authorized by this Deed of Trustbut not enumerated in this Section 13.08, Beneficiary may do so whenever, in its judgment and discretion, the payment or advance seems necessary or desirable to protect the Trust Property and the full security interest intended to be created by this Deed of Trust. In connection with any payment or advance made pursuant to this Section 13.08, Beneficiary has the option and is authorized, but in no event shall be obligated, to obtain a continuation report of title prepared by a title insurance company. The payments and the advances made by Beneficiary pursuant to this Section
13.08 and the cost and expenses of said title report will be due and payable by Grantor on demand, together with interest at the Default Rate applicable to the Class A Portion (as defined in the Note), and will be secured by this Deed of Trust.

Section 13.09. Late Payment Charge. If any portion of the Debt is not paid in full within five (5) days after the date on which it is due and payable hereunder, Grantor shall be obligated to pay to Beneficiary an amount equal to five percent 5% of such unpaid portion of the Debt ("Late Charge") to defray the expense

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incurred by Beneficiary in handling and processing such delinquent payment, and such amount shall constitute a part of the Debt, which Late Charge shall be due and payable at the times specified in the Note.

Section 13.10. Recovery of Sums Required to Be Paid. Beneficiary shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due and payable hereunder (after the expiration of any grace period or the giving of any notice herein provided, if any), without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Beneficiary thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

Section 13.11. Marshalling and Other Matters. Grantor hereby waives, to the fullest extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption (both equitable and statutory) and homestead laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Trust Property or any part thereof or any interest therein. Nothing herein or in any other Loan Document shall be construed as requiring Beneficiary to resort to any particular Cross-collateralized Property for the satisfaction of the Debt in preference or priority to any other Cross-collateralized Property but Beneficiary may seek satisfaction out of all the Cross-collateralized Properties or any part thereof in its absolute discretion. Further, Grantor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Deed of Truston behalf of Grantor, whether equitable or statutory and on behalf of each and every Person acquiring any interest in or title to the Trust Property or any part thereof subsequent to the date of this Deed of Trust and on behalf of all Persons to the fullest extent permitted by applicable law.

Section 13.12. Tax Reduction Proceedings. After an Event of Default, Grantor shall be deemed to have appointed Beneficiary as its attorney-in-fact to seek a reduction or reductions in the assessed valuation of the Trust Property for real property

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tax purposes or for any other purpose and to prosecute any action or proceeding in connection therewith. This power, being coupled with an interest, shall be irrevocable for so long as any part of the Debt remains unpaid and any Event of Default shall be continuing.

Section 13.13. General Provisions Regarding Remedies.

      (a) Right to Terminate Proceedings. Beneficiary or Deed Trustee may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in Section 13.02 at any time before the conclusion thereof, as determined in Beneficiary's sole discretion and without prejudice to Beneficiary or Deed Trustee.

      (b) No Waiver or Release. The failure of Beneficiary or Deed Trustee to exercise any right, remedy or option provided in the Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation contained in the Loan Documents. No acceptance by Beneficiary of any payment after the occurrence of an Event of Default and no payment by Beneficiary of any payment or obligation for which Grantor is liable hereunder shall be deemed to waive or cure any Event of Default. No sale of all or any portion of the Trust Property, no forbearance on the part of Beneficiary, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Beneficiary to Grantor or any other Person, shall operate to release or in any manner affect the interest of Beneficiary in the Trust Property or the liability of Grantor to pay the Debt. No waiver by Beneficiary shall be effective unless it is in writing and then only to the extent specifically stated.

      (c) No Impairment; No Releases. The interests and rights of Beneficiary under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Beneficiary may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Beneficiary may grant with respect to the Trust Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.

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      (d) Effect on Judgment. No recovery of any judgment by Beneficiary and no levy of an execution under any judgment upon any Trust Property or any portion thereof shall affect in any manner or to any extent the lien of the other Cross-collateralized Deeds of Trust upon the remaining Cross-collateralized Properties or any portion thereof, or any rights, powers or remedies of Beneficiary hereunder or thereunder. Such lien, rights, powers and remedies of Beneficiary shall continue unimpaired as before.

                   ARTICLE XIV: COMPLIANCE WITH REQUIREMENTS

Section 14.01. Compliance with Legal Requirements. (a) Grantor shall promptly comply in all material respects with all present and future Legal Requirements, foreseen and unforeseen, ordinary and extraordinary, whether requiring structural or nonstructural repairs or alterations including, without limitation, all zoning, subdivision, building, safety and environmental protection, land use and development Legal Requirements, all Legal Requirements which may be applicable to the curbs adjoining the Trust Property or to the use or manner of use thereof, and all rent control, rent stabilization and all other similar Legal Requirements relating to rents charged and/or collected in connection with the Leases. Grantor represents and warrants that the Trust Property is in compliance in all material respects with all Legal Requirements as of the date hereof, no notes or notices of violations of any Legal Requirements have been entered or received by Grantor and there is no basis for the entering of such note or notices.

      (b) Grantor shall have the right to contest by appropriate legal proceedings diligently conducted in good faith, without cost or expense to Beneficiary or Deed Trustee, the validity or application of any Legal Requirement and to suspend compliance therewith if permitted under applicable Legal Requirements, provided (i) failure to comply therewith may not subject Beneficiary or Deed Trustee to any civil or criminal liability,
(ii) prior to and during such contest, Grantor shall furnish to Beneficiary security reasonably satisfactory to

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Beneficiary, in its discretion, against loss or injury by reason of such contest or non-compliance with such Legal Requirement, (iii) no Default or Event of Default shall exist during such proceedings and such contest shall not otherwise violate any of the provisions of any of the Loan Documents,
(iv) such contest shall not, (unless Grantor shall comply with the provisions of clause (ii) of this Section 14.01(b)) subject the Trust Property to any lien or encumbrance the enforcement of which is not suspended or otherwise affect the priority of the lien of this Deed of Trust; (v) such contest shall not affect the ownership, use or occupancy of the Trust Property; (vi) the Trust Property or any part thereof or any interest therein shall not be in any danger of being sold, forfeited or lost by reason of such contest by Grantor; (vii) Grantor shall give Beneficiary prompt notice of the commencement of such proceedings and, upon request by Beneficiary, notice of the status of such proceedings and/or confirmation of the continuing satisfaction of the conditions set forth in clauses (i)-(vi) of this Section 14.01(b); and (viii) upon a final determination of such proceeding, Grantor shall take all steps necessary to comply with any requirements arising therefrom.

      (c) Grantor shall at all times comply in all material respects with all applicable Legal Requirements with respect to the construction, use and maintenance of any vaults adjacent to the Trust Property. If by reason of the failure to pay taxes, assessments, charges, permit fees, franchise taxes or levies of any kind or nature, the continued use of the vaults adjacent to Trust Property or any part thereof is discontinued, Grantor nevertheless shall, with respect to any vaults which may be necessary for the continued use of the Trust Property, take such steps (including the making of any payment) to insure the continued use of vaults or replacements.

Section 14.02. Compliance with Recorded Documents; No Future Grants. Grantor shall promptly perform and observe or cause to be performed and observed, all of the terms, covenants and conditions of all Property Agreements and all things necessary to preserve intact and unimpaired any and all appurtenances or other interests or rights affecting the Trust Property.


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                       ARTICLE XV: PREPAYMENT; RELEASE

Section 15.01. Prepayment. (a) Except as set forth in Section 15.01(b) hereof, no prepayment of the Debt may be made in whole or in part.

      (b) At any time subsequent to the third (3rd) anniversary of the date hereof, Grantor may prepay the Loan, in whole or, from time to time, in part, as of the last day of an Interest Accrual Period in accordance with the following provisions:

            (i) Beneficiary shall have received from Grantor, not less than fifteen (15) days', nor more than ninety (90) days', prior written notice specifying the date proposed for such prepayment and the amount which is to be prepaid.

            (ii) Grantor shall also pay to Beneficiary all interest due through and including the last day of the Interest Accrual Period in which such prepayment is being made, together with any and all other amounts due and owing pursuant to the terms of the Note, this Deed of Trustor the other Loan Documents.

            (iii) In the event that, on or before the date which is six (6) months prior to the Optional Prepayment Date, Grantor shall prepay all or any portion of the Loan Amount, whether such prepayment is made voluntarily or involuntarily, except where such prepayment is made as a result of Beneficiary's determination to apply Loss Proceeds to the Debt, Grantor shall be required to pay to Beneficiary on the date of such prepayment, in addition to the Principal Amount or portion thereof which is to be prepaid, a non-refundable sum equal to the greater of (i) one percent (1%) of the Principal Amount or portion thereof which is to be prepaid and (ii) the Yield Maintenance Premium with respect to such prepayment. Beneficiary shall deliver notice to Grantor of the amount of any Yield Maintenance Premium due with respect to any prepayment by Grantor at least three (3) Business Days prior to the date of such prepayment which


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notice shall be conclusive and binding upon Grantor absent manifest error.

            (iv) Any partial prepayment shall be in a minimum amount not less than $25,000 and shall be in whole multiples of $1,000 in excess thereof.

            (v) No Event of Default shall have occurred and be continuing other than an Event of Default which would be cured by such prepayment.

            (vi) Any partial prepayment of the Principal Amount, including, without limitation, Unscheduled Payments, shall not release or relieve Grantor from the obligation to pay the regularly scheduled installments of principal and interest becoming due under the Note or affect the amount of any such regularly scheduled payments until the Debt is paid in full.

      Section 15.02. Out-Parcel Severance. Notwithstanding any other provision of this Deed of Trustto the contrary, Grantor shall be permitted to transfer, and Beneficiary shall release from the lien of this Deed of Trustand the other Loan Documents, any unimproved out-parcel and one anchor-store parcel comprising a portion of the Trust Property (either of which is hereinafter referred to as the "Out-Parcel") secured by this Deed of Trust, from the lien hereof, upon not less than thirty (30) nor more than ninety (90) days' prior written notice to Beneficiary, upon satisfaction of all of the following terms and conditions:

      (a) No Default shall have occurred and be continuing and all amounts which are then required to be deposited in the Sub-Accounts shall have been so deposited.

      (b) The Out-Parcel shall be designated by a metes and bounds description and a survey reasonably satisfactory to Beneficiary.

      (c) The following conditions shall have been satisfied, and Beneficiary shall in addition have received an Officer's Certificate, not less than fifteen (15) Business Days prior to the proposed transfer or release of the Out-Parcel, stating that:

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            (i) the use to which the Out-Parcel will be put, shall be
      consistent with the use to which out-parcels or anchor-store parcels, as applicable, are generally put in other first class enclosed regional shopping centers, as reasonably determined by Grantor.

            (ii) the portion of the Realty remaining subject to the lien of this Deed of Trustafter release of the Out-Parcel (the "Remaining Realty") will continue to be in compliance with the Approved Manager Standard, and remain in full compliance with all Legal Requirements and with the terms of all Space Leases and Property Agreements on the Remaining Realty;

            (iii) the proposed use of the Out-Parcel will not violate the provisions of any Space Lease or Property Agreement affecting the Remaining Realty. To the extent reasonably required, the permitted uses of the Out-Parcel will be restricted of record, as reasonably agreed to by Beneficiary, to insure that use of the Out-Parcel will not violate the provisions of this Deed of Trustor any Space Leases or Property Agreements;

            (iv) Grantor shall have caused the Out-Parcel to be a separate parcel of land for all subdivision, zoning, and taxing purposes;

            (v) title to the Out-Parcel shall have been or shall simultaneously be conveyed to a Person other than a Cross-collateralized Borrower;

            (vi) the disposition of the Out-Parcel shall not have a Material Adverse Affect on the Net Operating Income;

            (vii) the occupancy rate of the specialty stores (i.e. the stores occupied by tenants which are not tenants under Major Space Leases) located in the Remaining Realty shall be equal


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

      to or greater than 85% after giving effect to any proposed tenant relocations to the Out-Parcel;

            (viii) the Debt Service Coverage allocable to the Remaining Realty shall not be less than the Closing DSC;

            (ix) no tenant under any Lease has executed, or is negotiating in contemplation of executing, a lease or other occupancy agreement with respect to a portion of such Out-Parcel; and

            (x) an amount equal to the greater of (A) all sums received by Grantor in connection with the sale of the Out-Parcel and (B) the fair market value of the Out-Parcel as reasonably determined by Beneficiary is, at Grantor's discretion either (1) paid to Beneficiary to be applied as a prepayment of the Loan in accordance with Section 15.01 hereof or (2) deposited in an Eligible Account established in the name of Beneficiary at the bank in which the Central Account is located from which disbursements may be made for the purpose of making improvements to the Premises which are of a capital nature. Provided that Beneficiary has received from Grantor at least five (5) Business Days prior written notice, and not more frequently than once each month, and further provided that no Event of Default has occurred, that there are sufficient funds available in such account and that Grantor shall have theretofore furnished Beneficiary with lien waivers, copies of bills, invoices and other reasonable documentation as may be required by Beneficiary to establish that the capital costs which are the subject of such request represent amounts due for completed or partially completed capital work and improvements performed at the Trust Property, Beneficiary shall disburse to Grantor out of such account any sums necessary to reimburse Grantor for such capital costs.

            (xi) Grantor shall have delivered to Beneficiary an opinion letter of counsel in form and substance acceptable to Beneficiary to the effect that with respect to the trust in which the Loan is included as an asset in connection with


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

      the Securitization, such Release shall not (i) adversely affect the qualification as a "real estate Deed of Trustinvestment conduit" (a "REMIC") within the meaning of Section 860D of the Code of the portion of the Trust Fund which is intended to qualify as a REMIC (the "Trust REMIC"), (ii) result in any tax being imposed on the Trust REMIC under Sections 860F(a) or 860G(d) of the Code, or (iii) result in the portion of the Trust Fund exclusive of the Trust REMIC being treated as other than a grantor trust that is not a taxable Deed of Trustpool for federal income tax purposes.

      (d) To the extent reasonably required, an appropriate Property Agreement shall be executed (and a copy delivered to Beneficiary) to govern the integrated use and operation, if applicable, of the Remaining Realty and the Out-Parcel.

      (e) A title policy endorsement to the Beneficiary's lenders' title insurance policy to the effect that the release of the Out-Parcel will not have an adverse affect on the priority of the lien of this Deed of Trustwith respect to the Remaining Realty.

      (f) Grantor shall, at its sole cost and expense, prepare any and all documents and instruments necessary to effect the release of the Out-Parcel, all of which shall be subject to the reasonable approval of Beneficiary, and Grantor shall pay all costs reasonably incurred by Beneficiary (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs and endorsement premiums) in connection with the review, execution and delivery of such release.

      (g) All agreements and instruments to be delivered to Beneficiary pursuant to this Section 15.02 shall be in form and substance reasonably satisfactory to Beneficiary and its counsel and included with the Officer's Certificate required to be delivered pursuant to clause (iii) of this
Section 15.02 shall be evidence in form and substance satisfactory to Beneficiary supporting the statements, calculations and information required pursuant to clauses (c)(vi), (vii) and (viii) of this Section 15.02.

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

      Section 15.03. Release of Trust Property. If Grantor prepays all or a portion of the Loan pursuant to Section 15.01(b) hereof or if Beneficiary applies Loss Proceeds from the Trust Property towards the repayment of the Debt, Beneficiary shall, promptly upon satisfaction of all the following terms and conditions execute, acknowledge and deliver to Grantor a release of this Deed of Trust(a "Release") in recordable form with respect to the Trust Property:

      (a) If such prepayment is a prepayment in part, but not in whole, Beneficiary shall have received on the date proposed for such prepayment an amount equal to one hundred fifty percent (150%) of the Initial Allocated Loan Amount (the "Release Price") for the released Cross-collateralized Property.

      (b) Beneficiary shall have received from Grantor evidence in form and substance satisfactory to Beneficiary that the pro forma Aggregate Debt Service Coverage of all Cross-collateralized Properties immediately following the Release (not including the Cross-collateralized Property which is to be Released) is at least equal to the greater of 2.0:1 and the Aggregate Debt Service Coverage immediately prior to effecting such Release, accompanied by an Officer's Certificate stating that the statements, calculations and information comprising such evidence are true, correct and complete in all respects.

      (c) Grantor shall, at its sole expense, prepare any and all documents and instruments necessary to effect the Release, all of which shall be subject to the reasonable approval of Beneficiary, and Grantor shall pay all costs reasonably incurred by Beneficiary (including, but not limited to, reasonable attorneys' fees and disbursements, title search costs or endorsement premiums) in connection with the review, execution and delivery of the Release.

      (d) No Event of Default has occurred and is continuing.

      (e) Grantor shall have delivered to Beneficiary an opinion letter of counsel in form and substance acceptable to Beneficiary to the effect that, with respect to the trust in which the Loan is included as an asset in connection with the Securitization,

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

such Release shall not (i) adversely affect the qualification as a REMIC within the meaning of Section 860D of the Code of the portion of the Trust Fund which is intended to qualify as a REMIC (the "Trust REMIC"), (ii) result in any tax being imposed on the Trust REMIC under Sections 860F(a) or 860G(d) of the Code, or (iii) result in the portion of the Trust Fund exclusive of the Trust REMIC being treated as other than a grantor trust that is not a taxable Deed of Trustpool for federal income tax purposes.

                      ARTICLE XVI: ENVIRONMENTAL COMPLIANCE


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

Section 16.01. Covenants, Representations and Warranties. (a) Grantor has not, at any time, and, to Grantor's best knowledge after due inquiry and investigation, except as set forth in the Environmental Report, no other Person has at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with Hazardous Materials on, to or from the Premises or any other real property owned and/or occupied by Grantor, and Grantor does not intend to and shall not use the Trust Property or any part thereof or any such other real property for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for use and storage for use of heating oil, cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Trust Property is presently being used, provided such use and/or storage for use is in compliance with the Legal Requirements and does not give rise to liability under applicable Legal Requirements or Environmental Statutes or be the basis for a lien against the Trust Property or any part thereof. In addition, without limitation to the foregoing provisions, Grantor represents and warrants that, to the best of its knowledge, after due inquiry and investigation, except as previously disclosed in writing to Beneficiary, there is no asbestos in, on, over, or under all or any portion of the fire-proofing or any other portion of the Trust Property.

      (b) Grantor, after due inquiry and investigation, knows of no seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on, under or adjacent to the Trust Property or any part thereof or any other real property owned and/or occupied by Grantor, or onto lands from which such Hazardous Materials might seep, flow or drain into such waters, except as disclosed in the Environmental Report.

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

      (c) Grantor shall not permit any Hazardous Materials to be handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or to be pumped, poured, emitted, emptied, discharged, injected, dumped, transferred or otherwise disposed of or dealt with on, under, to or from the Trust Property or any portion thereof at any time, except for use and storage for use of heating oil, ordinary cleaning fluids, pesticides and other substances customarily used in the operation of properties that are being used for the same purposes as the Trust Property is presently being used, provided such use and/or storage for use is in compliance with Legal Requirements and does not give rise to liability under applicable Legal Requirements or be the basis for a lien against the Trust Property or any part thereof.

      (d) Grantor represents and warrants that no actions, suits, or proceedings have been commenced, or are pending, or to the best knowledge of Grantor, are threatened with respect to any Legal Requirement governing the use, manufacture, storage, treatment, transportation, or processing of Hazardous Materials with respect to the Trust Property or any part thereof. Grantor has received no notice of, and, except as disclosed in the Environmental Report, after due inquiry, has no knowledge of any fact, condition, occurrence or circumstance which with notice or passage of time or both would give rise to a claim under or pursuant to any Environmental Statute pertaining to Hazardous Materials on, in, under or originating from the Trust Property or any part thereof or any other real property owned or occupied by Grantor or arising out of the conduct of Grantor, including, without limitation, pursuant to any Environmental Statute.

      (e) Grantor has not waived any Person's liability with regard to the Hazardous Materials in, on, under or around the Trust Property, nor has Grantor retained or assumed, contractually or by operation of law, any other Person's liability relative to Hazardous Materials or any claim, action or proceeding relating thereto.

      (f) In the event that there shall be filed a lien against the Trust Property or any part thereof pursuant to any

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

Environmental Statute pertaining to Hazardous Materials, Grantor shall, within sixty (60) days or, in the event that the applicable Governmental Authority has commenced steps to cause the Premises or any part thereof to be sold pursuant to the lien, within twenty (20) days, from the date that Grantor receives notice of such lien, either (i) pay the claim and/or remove the lien from the Trust Property, or (ii) furnish (A) a bond satisfactory to Beneficiary in the amount of the claim out of which the lien arises, (B) a cash deposit in the amount of the claim out of which the lien arises, or (C) other security reasonably satisfactory to Beneficiary in an amount sufficient to discharge the claim out of which the lien arises.

      (g) Grantor represents and warrants that (i) except as disclosed in the Environmental Report, Grantor has no knowledge of any violation of any Environmental Statute or any Environmental Problem in connection with the Trust Property, nor has Grantor been requested or required by any Governmental Authority to perform any remedial activity or other responsive action in connection with any Environmental Problem and (ii) neither the Trust Property nor any other property owned by Grantor is included or, to Grantor's best knowledge, after due inquiry and investigation, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or on the CERCLIS list issued by the EPA and has not otherwise been identified by the EPA as a potential CERCLA site or included or, to Grantor's knowledge, after due inquiry and investigation, proposed for inclusion on any list or inventory issued pursuant to any other Environmental Statute, if any, or issued by any other Governmental Authority. Grantor covenants that Grantor will comply with all Environmental Statutes affecting or imposed upon Grantor or the Trust Property.

      (h) Grantor covenants that it shall notify Beneficiary within three (3) Business Days of receipt of knowledge of the presence (if such presence does or may violate Environmental Statutes) and/or release of such Hazardous Material and of any request for information or any inspection of the Trust Property or any part thereof by any Governmental Authority with respect to any Hazardous Materials and provide Beneficiary with copies of such request and any response to any such request or

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

inspection. Grantor covenants that it shall, in compliance with applicable Legal Requirements, conduct and complete all investigations, studies, sampling and testing (and shall provide Beneficiary with copies of any such studies and the results of any such test within three (3) Business Days of the receipt thereof) and all remedial, removal and other actions necessary to clean up all Hazardous Materials in, on, over, under, from or affecting the Trust Property or any part thereof in accordance with all such Legal Requirements applicable to the Trust Property or any part thereof to the reasonable satisfaction of Beneficiary.

      (i) Following (A) the occurrence of an Event of Default hereunder or
(B) if Beneficiary reasonably determines that an Environmental Problem may exist, and without regard to whether Beneficiary shall have taken possession of the Trust Property or a receiver has been requested or appointed or any other right or remedy of Beneficiary has or may be exercised hereunder or under any other Loan Document, Beneficiary shall have the right (but no obligation) to conduct such investigations, studies, sampling and/or testing of the Trust Property or any part thereof as Beneficiary may, in its discretion, determine to conduct, relative to Hazardous Materials. All costs and expenses incurred in connection therewith including, without limitation, consultants' fees and disbursements and laboratory fees, shall constitute a part of the Debt and shall, upon demand by Beneficiary, be immediately due and payable and shall bear interest at the Default Rate from the date so demanded by Beneficiary until reimbursed.

      (j) Grantor represents and warrants that, to the best of its knowledge, except as disclosed in the Environmental Report, all paint and painted surfaces existing within the interior or on the exterior of the Trust Property do not contain lead or are maintained in a condition that prevents exposure of young children to lead-based paint. To Grantor's knowledge, there have been no claims for adverse health effects from exposure on the Trust Property to lead-based paint or requests for the investigation, assessment or removal of lead-based paint at the Trust Property.

      (k) Grantor represents and warrants that, except in accordance with all applicable Environmental Statutes and as

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

disclosed in the Environmental Report, to the best knowledge of Grantor,
(i) no underground treatment or storage tanks or pumps or water, gas, or oil wells are or have been located about the Trust Property, (ii) no PCBs or transformers, capacitors, ballasts or other equipment that contain dielectric fluid containing PCBs are located about the Trust Property,
(iii) no insulating material containing urea formaldehyde is located about the Trust Property and (iv) no asbestos-containing material is located about the Trust Property.

Section 16.02. Environmental Indemnification. Grantor shall defend, indemnify and hold harmless Beneficiary and Deed Trustee, and their successors and assigns, and their employees, agents, officers and directors from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, known or unknown, contingent or otherwise, whether incurred or imposed within or outside the judicial process, including, without limitation, reasonable attorneys' and consultants' fees and disbursements and investigations and laboratory fees arising out of, or in any way related to any Environmental Problem, including without limitation:

                  (a) the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threat of release of any Hazardous Materials in, on, over, under, from or affecting the Trust Property or any part thereof whether or not disclosed by the Environmental Report relative to the Trust Property;

                  (b) any personal injury (including wrongful death, disease or other health condition related to or caused by, in whole or in part, any Hazardous Materials) or property damage (real or personal) arising out of or related to any Hazardous Materials in, on, over, under, from or affecting the Trust Property or any part thereof whether or not disclosed by the Environmental Report relative to the Trust Property;

                  (c) any action, suit or proceeding brought or threatened, settlement reached, or order of any Governmental Authority relating to such Hazardous Material whether or not disclosed by the Environmental Report relative to the Trust Property; and/or

                  (d) any violation of the provisions, covenants, representations or warranties of Section 16.01 hereof or of any Legal Requirement which is based on or in any way related to any Hazardous Materials in, on, over, under, from or affecting the Trust Property or any part thereof including, without limitation, the cost of any work performed and materials furnished in order to comply therewith whether or not disclosed by the Environmental Report relative to the Trust
      Property.

      Notwithstanding the foregoing provisions of this Section 16.02 to the contrary, Grantor shall have no obligation to indemnify Beneficiary for liabilities, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result directly from Beneficiary's willful misconduct or gross negligence. Any amounts payable to Beneficiary by reason of the application of this Section 16.02 shall be secured by this Deed of Trustand shall, upon demand by Beneficiary, become immediately due and payable and shall bear interest at the Default Rate applicable to the Class A Portion from the date so demanded by Beneficiary until paid.

      This indemnification shall survive the termination of this Deed of Trust whether by repayment of the Debt, foreclosure or deed in lieu thereof, assignment, or otherwise. The indemnity provided for in this
Section 16.02 shall not be included in any exculpation of Grantor or its principals from personal liability provided for in this Deed of Trustor in any of the other Loan Documents. Nothing in this Section 16.02 shall be deemed to deprive Beneficiary of any rights or remedies otherwise available to Beneficiary, including, without limitation, those rights and remedies provided elsewhere in this Deed of Trustor the other Loan Documents.

                          ARTICLE XVII: ASSIGNMENTS


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

Section 17.01. Participations and Assignments. Beneficiary shall have the right to assign this Deed of Trustand/or any of the Loan Documents, and to transfer, assign or sell participations and subparticipations (including blind or undisclosed participations and subparticipations) in the Loan Documents and the obligations hereunder to any Person; provided, however, that no such participation shall increase, decrease or otherwise affect either Grantor's or Beneficiary's obligations under this Deed of Trustor the other Loan Documents.

                           ARTICLE XVIII: MISCELLANEOUS

Section 18.01. Right of Entry. Beneficiary and its agents shall have the right to enter and inspect the Trust Property or any part thereof at all reasonable times, and, except in the event of an emergency, upon reasonable notice and to inspect Grantor's books and records and to make abstracts and reproductions thereof.

Section 18.02. Cumulative Rights. The rights of Beneficiary under this Deed of Trustshall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Beneficiary shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Beneficiary shall not be limited exclusively to the rights and remedies herein stated but shall be entitled, subject to the terms of this Deed of Trust, to every right and remedy now or hereafter afforded by law.

Section 18.03. Liability. If Grantor consists of more than one Person, the obligations and liabilities of each such Person hereunder shall be joint and several.

Section 18.04. Exhibits Incorporated. The information set forth on the cover hereof, and the Exhibits annexed hereto, are hereby incorporated herein as a part of this Deed of Trustwith the same effect as if set forth in the body hereof.

Section 18.05. Severable Provisions. If any term, covenant or condition of the Loan Documents including, without limitation, the Note or this Deed of Trust, is held to be invalid, illegal or unenforceable in any respect, such Loan Document shall be construed without such provision.

Section 18.06. Duplicate Originals. This Deed of Trustmay be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

Section 18.07. No Oral Change. The terms of this Deed of Trust, together with the terms of the Note and the other Loan Documents constitute the entire understanding and agreement of the parties hereto and supersede all prior agreements, understandings and negotiations between Grantor and Beneficiary with respect to the Loan. This Deed of Trust, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Grantor or Beneficiary, but only by an agreement in writing signed by the 'party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 18.08. Waiver of Counterclaim, etc. Grantor HEREBY WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM, OTHER THAN A COMPULSORY COUNTERCLAIM, IN ANY ACTION OR PROCEEDING BROUGHT AGAINST IT BY BENEFICIARY OR ITS AGENTS, AND WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER OR IN ANY COUNTERCLAIM Grantor MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY BENEFICIARY OR ITS AGENTS, AGAINST GRANTOR, OR IN ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS Deed of TrustOR THE DEBT.

Section 18.09. Headings; Construction of Documents; etc. The table of contents, headings and captions of various paragraphs of this Deed of Trustare for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. Grantor acknowledges that it was represented by competent counsel in connection with the negotiation and drafting of this Deed of Trustand the other Loan Documents and that neither this Deed of Trustnor the other Loan Documents shall be subject to the principle of construing the meaning against the Person who drafted same.

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

Section 18.10. Sole Discretion of Beneficiary. Whenever Beneficiary exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Beneficiary, the decision of Beneficiary to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole discretion of Beneficiary and shall be final and conclusive, except as may be otherwise specifically provided herein.

Section 18.11. Waiver of Notice. Grantor shall not be entitled to any notices of any nature whatsoever from Beneficiary except with respect to matters for which this Deed of Trustspecifically and expressly provides for the giving of notice by Beneficiary to Grantor and except with respect to matters for which Grantor is not, pursuant to applicable Legal Requirements, permitted to waive the giving of notice.

Section 18.12. Covenants Run with the Land. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises, shall be binding upon Grantor and shall inure to the benefit of Beneficiary, subsequent holders of this Deed of Trustand their successors and assigns. Without limitation to any provision hereof, the term "Grantor" shall include and refer to the mortgagor named herein, any subsequent owner of the Trust Property, and its respective heirs, executors, legal representatives, successors and assigns. The representations, warranties and agreements contained in this Deed of Trustand the other Loan Documents are intended solely for the benefit of the parties hereto, shall confer no rights hereunder, whether legal or equitable, in any other Person and no other Person shall be entitled to rely thereon.

Section 18.13. Applicable Law. THIS Deed of TrustWAS NEGOTIATED IN NEW YORK, AND MADE BY Grantor AND ACCEPTED BY BENEFICIARY IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS Deed of TrustAND THE OBLIGATIONS

ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT AND FORECLOSURE OF THE LIENS AND SECURITY INTERESTS CREATED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE Trust Property IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, AND THE DEBT OR OBLIGATIONS ARISING HEREUNDER.

Section 18.14. Security Agreement. (a) (i) This Deed of Trust is both a real property deed of trust and a "security agreement" within the meaning of the UCC. The Trust Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Grantor in the Trust Property. This Deed of Trust is filed as a fixture filing and covers goods which are or are to become fixtures on the Trust Property. Grantor by executing and delivering this Deed of Trust has granted to Beneficiary, as security for the Debt, a security interest in the Trust Property to the full extent that the Trust Property may be subject to the UCC of the State in which the Trust Property is located (said portion of the Trust Property so subject to the UCC being called in this Section 18.14 the "Collateral"). If an Event of Default shall occur, Beneficiary, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Beneficiary may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Beneficiary following an Event of Default, Grantor shall, at its expense, assemble the Collateral and make it available to Beneficiary at a convenient place acceptable to Beneficiary. Grantor shall pay to Beneficiary on demand any and all expenses, including reasonable legal expenses and attorneys' fees, incurred or paid by Beneficiary in protecting its interest in the Collateral and in enforcing its rights hereunder with respect to the

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

Collateral. Any disposition pursuant to the UCC of so much of the Collateral as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper in which sheriff's sales are advertised in the county where the Premises is located. Any notice of sale, disposition or other intended action by Beneficiary with respect to the Collateral given to Grantor in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Grantor. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Beneficiary to the payment of the Debt in such priority and proportions as Beneficiary in its discretion shall deem proper.

      (ii) The mention in a financing statement filed in the records normally pertaining to personal property of any portion of the Trust Property shall not derogate from or impair in any manner the intention of this Deed of Trust. Beneficiary hereby declares that all items of Collateral are part of the real property encumbered hereby to the fullest extent permitted by law, regardless of whether any such item is physically attached to the Improvements or whether serial numbers are used for the better identification of certain items. Specifically, the mention in any such financing statement of any items included in the Trust Property shall not be construed to alter, impair or impugn any rights of Beneficiary as determined by this Deed of Trust or the priority of Beneficiary's lien upon and security interest in the Trust Property in the event that notice of Beneficiary's priority of interest as to any portion of the Trust Property is required to be filed in accordance with the UCC to be effective against or take priority over the interest of any particular class of persons, including the federal government or any subdivision or instrumentality thereof.

      (b) Grantor hereby irrevocably appoints Beneficiary as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Beneficiary, as secured party, in connection with the Collateral covered by this Deed of Trust.

Section 18.15. Actions and Proceedings. Beneficiary has the right to appear in and defend any action or proceeding brought with respect to the Trust Property in its own name or, if required by Legal Requirements or, if in Beneficiary's reasonable judgment, it is necessary, in the name and on behalf of Grantor, which Beneficiary believes will adversely affect the Trust Property or this Deed of Trust and to bring any action or proceedings, in its name or in the name and on behalf of Grantor, which Beneficiary, in its discretion, decides should be brought to protect its interest in the Trust Property.

Section 18.16. Usury Laws. This Deed of Trust and the Note are subject to the express condition, and it is the expressed intent of the parties, that at no time shall Grantor be obligated or required to pay interest on the principal balance due under the Note at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Grantor is permitted by law to contract or agree to pay. If by the terms of this Deed of Trust or the Note, Grantor is at any time required or obligated to pay interest on the principal balance due under the Note at a rate in excess of such maximum rate, such rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. No application to the principal balance of the Note pursuant to this
Section 18.16 shall give rise to any requirement to pay any prepayment premium due hereunder, if any, including, without limitation, Yield Maintenance Premium.

Section 18.17. Remedies of Grantor. In the event that a claim or adjudication is made that Beneficiary has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Deed of Trust or the Loan Documents, it has an obligation to act reasonably or promptly, Beneficiary shall not be liable for any monetary damages, and Grantor's remedies shall be limited to injunctive relief or declaratory judgment.

Section 18.18. Offsets, Counterclaims and Defenses. Any assignee of this Deed of Trust, the Assignment and the Note shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Note, the Assignment or this Deed of Trust which

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

Grantor may otherwise have against any assignor of this Deed of Trust, the Assignment and the Note and no such unrelated counterclaim or defense shall be interposed or asserted by Grantor in any action or proceeding brought by any such assignee upon this Deed of Trust, the Assignment or the Note and any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Grantor.

Section 18.19. No Merger. If Grantor's and Beneficiary's estates become the same including, without limitation, upon the delivery of a deed by Grantor in lieu of a foreclosure sale, or upon a purchase of the Trust Property by Beneficiary in a foreclosure sale, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and in such event Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates; and, as a consequence thereof, upon the foreclosure of the lien created by this Deed of Trust, any Leases or subleases then existing and created by Grantor shall not be destroyed or terminated by application of the law of merger or as a result of such foreclosure unless Beneficiary or any purchaser at any such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser shall constitute a termination of any Lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such lessee or sublessee.

Section 18.20. Restoration of Rights. In case Beneficiary shall have proceeded to enforce any right under this Deed of Trust by foreclosure sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely, then, in every such case, Grantor and Beneficiary shall be restored to their former positions and rights hereunder with respect to the Trust Property subject to the lien hereof.

Section 18.21. Waiver of Statute of Limitations. The pleadings of any statute of limitations as a defense to any and all obligations secured by this Deed of Trust are hereby waived to the full extent permitted by Legal Requirements.

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

Section 18.22. Advances. This Deed of Trust shall cover any and all advances made pursuant to the Loan Documents, rearrangements and renewals of the Debt and all extensions in the time of payment thereof, even though such advances, extensions or renewals be evidenced by new promissory notes or other instruments hereafter executed and irrespective of whether filed or recorded. Likewise, the execution of this Deed of Trust shall not impair or affect any other security which may be given to secure the payment of the Debt, and all such additional security shall be considered as cumulative. The taking of additional security, execution of partial releases of the security, or any extension of time of payment of the Debt shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of Grantor and shall not affect or impair the liability of any maker, surety, or endorser for the payment of the Debt.

Section 18.23. Application of Default Rate Not a Waiver. Application of the Default Rate shall not be deemed to constitute a waiver of any Default or Event of Default or any rights or remedies of Beneficiary under this Deed of Trust, any other Loan Document or applicable Legal Requirements, or a consent to any extension of time for the payment or performance of any obligation with respect to which the Default Rate may be invoked.

Section 18.24. Intervening Lien. To the fullest extent permitted by law, any agreement hereafter made pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien.

Section 18.25. No Joint Venture or Partnership. Grantor and Beneficiary intend that the relationship created hereunder be solely that of Grantor and mortgagee or borrower and lender, as the case may be. Nothing herein is intended to create a joint venture, partnership, tenancy-in-common, or joint tenancy relationship between Grantor and Beneficiary nor to grant Beneficiary any interest in the Trust Property other than that of mortgagee or lender.

Section 18.26. Time of the Essence. Time shall be of the essence in the performance of all obligations of Grantor hereunder.

Section 18.27. Grantor's Obligations Absolute. Grantor acknowledges that Beneficiary and/or certain Affiliates of Beneficiary are engaged


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

in the business of financing, owning, operating, leasing, managing, and brokering real estate and in other business ventures which may be viewed as adverse to or competitive with the business, prospect, profits, operations or condition (financial or otherwise) of Grantor. Except as set forth to the contrary in the Loan Documents, all sums payable by Grantor hereunder shall be paid without notice or demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of Grantor hereunder shall in no way be released, discharged, or otherwise affected (except as expressly provided herein) by reason of: (a) any damage to or destruction of or any Taking of the Trust Property or any portion thereof or any other Cross-collateralized Property; (b) any restriction or prevention of or interference with any use of the Trust Property or any portion thereof or any other Cross-collateralized Property; (c) any title defect or encumbrance or any eviction from the Premises or any portion thereof by title paramount or otherwise; (d) any bankruptcy proceeding relating to Trust, any General Partner, or any guarantor or indemnitor, or any action taken with respect to this Deed of Trust or any other Loan Document by any trustee or receiver of Grantor or any other Cross-collateralized Borrower or any such General Partner, guarantor or indemnitor, or by any court, in any such proceeding;
(e) any claim which Grantor has or might have against Beneficiary; (f) any default or failure on the part of Beneficiary to perform or comply with any of the terms hereof or of any other agreement with Grantor or any other Cross-collateralized Borrower; or (g) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Grantor shall have notice or knowledge of any of the foregoing.

Section 18.28. Publicity. All promotional news releases, publicity or advertising by Manager, Grantor or their respective Affiliates through any media intended to reach the general public shall not refer to the Loan Documents or the financing evidenced by the Loan Documents, or to Beneficiary or to CS First Boston Corporation ("CSFB") without the prior written approval of Beneficiary or CSFB, as applicable, in each instance, such approval not to be unreasonably withheld or delayed. Beneficiary shall be authorized to provide information relating to the Trust Property, the Loan and matters relating thereto to rating agencies, underwriters,

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

potential securities investors, auditors, regulatory authorities and to any Persons which may be entitled to such information by operation of law.

Section 18.29. Surveillance and Site Inspection Fees. Grantor shall reimburse Beneficiary on demand an amount equal to (a) all "surveillance fees" charged by the Rating Agency in connection with the ongoing surveillance of the Securitization and (b) site inspection fees incurred pursuant to the Trust and Servicing Agreement (as defined in the Note).

Section 18.30. Intentionally Omitted.

Section 18.31. Intentionally Omitted.

Section 18.32. Exculpation. Notwithstanding anything herein or in any other Loan Document to the contrary, except as otherwise set forth in this Section
18.32 to the contrary, Beneficiary shall not enforce the liability and obligation of Grantor or (a) if Grantor is a partnership, its constituent partners or any of their respective partners, (b) if Grantor is a trust, its beneficiaries or any of their respective Partners (as hereinafter defined),
(c) if Grantor is a corporation, any of its shareholders, directors, principals, officers or employees, or (d) if Grantor is a limited liability company, any of its members (the Persons described in the foregoing clauses
(a)-(d), as the case may be, are hereinafter referred to as the "Partners") to perform and observe the obligations contained in this Deed of Trust or any of the other Loan Documents by any action or proceeding wherein a money judgment shall be sought against Grantor or the Partners, except that Beneficiary may bring a foreclosure action, action for specific performance, or other appropriate action or proceeding (including, without limitation, an action to obtain a deficiency judgment) solely for the purpose of enabling Beneficiary to realize upon (i) Grantor's interest in the Trust Property,
(ii) the Rent to the extent (x) received by Grantor (or actually received by its Partners) after the occurrence of an Event of Default, or (y) distributed to Grantor (or its Partners, but only to the extent received by its Partners) during or with respect to any period for which Beneficiary did not receive a Manager Certification accurate in all material respects confirming and certifying that all Operating

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

Expenses with respect to the Trust Property which had accrued as of the applicable date of such Manager Certification had been paid (or if same had not been paid, that Manager had taken adequate reserves therefor) (all Rent covered by clauses (x) and (y) being hereinafter referred to as the "Recourse Distributions") and (iii) any other collateral given to Beneficiary under the Loan Documents (collectively, the "Default Collateral"); provided, however, that any judgment in any such action or proceeding shall be enforceable against Grantor and the Partners only to the extent of any such Default Collateral. The provisions of this Section shall not, however, (a) impair the validity of the Debt evidenced by the Note or in any way affect or impair the lien of this Deed of Trust or any of the other Loan Documents or the right of Beneficiary to foreclose this Deed of Trust following the occurrence of an Event of Default; (b) impair the right of Beneficiary to name Grantor as a party defendant in any action or suit for judicial foreclosure and sale under this Deed of Trust; (c) affect the validity or enforceability of the Note, this Deed of Trust, or any of the other Loan Documents; (d) impair the right of Beneficiary to obtain the appointment of a receiver; (e) impair the enforcement of the Assignment; (f) impair the right of Beneficiary to bring suit for a monetary judgement with respect to fraud or intentional misrepresentation by Grantor, or any other Person in connection with this Deed of Trust, the Note or the other Loan Documents, and the foregoing provisions shall not modify, diminish or discharge the liability of Grantor or the Partners with respect to same; (g) impair the right of Beneficiary to bring suit for a monetary judgment to obtain the Recourse Distributions received by Grantor including, without limitation, the right to bring suit for a monetary judgement to proceed against any Partner, to the extent of any such Recourse Distributions theretofore distributed to and received by such Partner, and the foregoing provisions shall not modify, diminish or discharge the liability of Grantor or the Partners with respect to same; (h) impair the right of Beneficiary to bring suit for a monetary judgment with respect to Grantor's misappropriation of tenant security deposits or Rent collected in advance, and the foregoing provisions shall not modify, diminish or discharge the liability of Grantor or the Partners with respect to same; (i) impair the right of Beneficiary to obtain Loss Proceeds due to Beneficiary pursuant to this Deed of Trust; (j) impair the right of Beneficiary to enforce the provisions of Sections 12.01, 16.01 or 16.02,

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

inclusive of this Deed of Trust, even after repayment in full by Grantor of the Debt; (k) prevent or in any way hinder Beneficiary from exercising, or constitute a defense, or counterclaim, or other basis for relief in respect of the exercise of, any other remedy against any or all of the collateral securing the Note as provided in the Loan Documents; (l) impair the right of Beneficiary to bring suit for a monetary judgment with respect to any misapplication of Loss Proceeds, and the foregoing provisions shall not modify, diminish or discharge the liability of Grantor or the Partners with respect to same; (m) impair the right of Beneficiary to sue for, seek or demand a deficiency judgment against Grantor solely for the purpose of foreclosing the Trust Property or any part thereof, or realizing upon the Default Collateral; provided, however, that any such deficiency judgment referred to in this clause (m) shall be enforceable against Grantor and the Partners (but only to the extent distributed to and actually received by such Partner) only to the extent of any of the Default Collateral; or (n) impair the ability of Beneficiary to bring a suit for a monetary judgment or otherwise against Grantor or the Partners (but only to extent distributed to and actually received by such Partner), nor modify, diminish or discharge the personal liability of Grantor or the Partners, with respect to the indemnification set forth in Section 16.02 hereof or (o) impair the right of Beneficiary to bring a suit for a monetary judgment in the event of the exercise of any right or remedy under any federal, state or local forfeiture laws resulting in the loss of the lien of this Deed of Trust, or the priority thereof, against the Trust Property. The provisions of this Section 18.32 shall be inapplicable to Grantor if any proceeding, action, petition or filing under the Federal Bankruptcy Reform Act of 1978, as amended, or any similar state or federal law now or hereafter in effect relating to bankruptcy, reorganization or insolvency, or the arrangement or adjustment of debts, shall be filed by, consented to or acquiesced in by or with respect to Grantor, or if Grantor shall institute any proceeding for its dissolution or liquidation, or shall make an assignment for the benefit of creditors, in which event Beneficiary shall have recourse against all of the assets of Grantor including, without limitation, any right, title and interest of Grantor in and to the Trust Property, any partnership interests in Grantor and any Recourse Distributions received by the Partners of Grantor (but excluding the other assets of such

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

Partners to the extent Beneficiary would not have had recourse thereto other than in accordance with the provisions of this Section 18.32). In connection with this Section 18.32, it is agreed that a Person (or Partner), other than Grantor, shall only be personally liable to the extent of Recourse Distributions actually made to or received by such Person (or Partner).

Section 18.33. Certain Matters Relating to Trust Property located in the Commonwealth of Virginia. With respect to the Trust Property which is located in the Commonwealth of Virginia, notwithstanding anything contained herein to the contrary:

            (a) Statutory Short Form References. The following provisions of
      Section 55-60 of the Code of Virginia of 1954, as amended (the "Virginia Code") are hereby incorporated herein by reference:

            Exemptions waived.
            Subject to all upon default.
            Renewal, extension or reinstatement permitted.
            Right of anticipation reserved on the terms set forth
              in the Note.
            Priority in direct order of maturity.
            Substitution of Virginia Trustee permitted with or
              without cause pursuant to the provisions of
              Section 26-49 of the Virginia Code.

            (b) Out of Commonwealth Collateral. The Collateral for the Note is located partly within and partly outside the Commonwealth of Virginia. The current assessed value of the Trust Property located in the Commonwealth of Virginia as carried on the real estate rolls of Prince William County is $___________ and consequently the state Deed of Trust tax imposed by Section 58.1-803 of the Code of Virginia is partially exempt pursuant to Section 58.1-801 and 58.1-803B of the Code of Virginia.

            (c) Any Deed Trustee for Virginia May Act. If more than one Deed Trustee for Virginia is appointed under this Deed of Trust, all rights granted to and all powers conferred upon the Deed Trustee for Virginia hereunder may be exercised by both or either of the Deed Trustees for Virginia.

            (d) Use of Loan Proceeds. The Grantor warrants and stipulates that the Note evidences a loan made for business or investment purposes.

Section 18.34. Concerning the Deed Trustee. Deed Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Deed Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Deed Trustee's reasonable satisfaction. Deed Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Deed Trustee in accordance with the terms hereof. Deed Trustee may resign at any time upon giving thirty (30) days' notice to Grantor and to Beneficiary. Beneficiary may remove Deed Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Deed Trustee, or in its sole discretion for any reason whatsoever Beneficiary may, without notice and without specifying any reasons therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded, and all powers, rights, duties and authority of Deed Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Deed Trustee hereunder unless required by Beneficiary. The procedure provided for in this Section 18.34 for substitution of Deed Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 18.35. Deed Trustee's Fees. Grantor shall pay all costs, fees and expenses incurred by Deed Trustee and Deed Trustee's agents and counsel in connection with the performance by Deed Trustee of Deed Trustee's duties hereunder, and all such costs, fees and expenses shall be secured by this Deed of Trust.

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

                        *     *     *     *     *     *

      IN WITNESS WHEREOF, Grantor, Deed Trustee and Beneficiary have duly executed this Deed of Trust the day and year first above written.

Grantor's Address                       POTOMAC MILLS - PHASE III (MLP)
                                        LIMITED PARTNERSHIP, a Virginia 1300
Wilson Boulevard                        limited partnership, Grantor
Suite 400
Arlington, Virginia 22209           By: POTOMAC MILLS L.L.C.,
-------------------------               its general partner

                                    By:  THE MILLS LIMITED PARTNERSHIP,
                                          Managing Member

                                    By:  THE MILLS CORPORATION,
                                          its general partner


                                    By:   /s/ Thomas E. Frost
                                       -----------------------------------
                                          Thomas E. Frost
                                          Senior Vice President

                                    By:  Washington Potomac Partners Corp.,
                                         its general partner


                                    By:   /s/ Thomas E. Frost
                                       -----------------------------------
                                          Thomas E. Frost
                                          Senior Vice President


Grantor's Address                   WASHINGTON OUTLET MALL (MLP)
                                    LIMITED PARTNERSHIP, a Virginia limited
                                    partnership
1300 Wilson Boulevard
Suite 400                           By:  POTOMAC MILLS L.L.C.,
Arlington, Virginia 22209                its general partner
-------------------------
                                    By:  THE MILLS LIMITED PARTNERSHIP,
                                          Managing Member

                                    By:  THE MILLS CORPORATION,
                                          its general partner


                                    By:  /s/ Thomas E. Frost
                                       -----------------------------------

                                          Thomas E. Frost
                                          Senior Vice President

                                    By:   Washington Potomac Partners Corp.,
                                          its general partner


                                    By:   /s/ Thomas E. Frost
                                       -----------------------------------
                                          Thomas E. Frost
                                          Senior Vice President


                            Beneficiary SIGNATURE PAGE


                                          Beneficiary:

                                          CS FIRST BOSTON MORTGAGE
                                          CAPITAL CORPORATION


                                          /s/ ____________________________
                                              Name:
                                              Title:


                            TRUSTEE SIGNATURE PAGE


                                          TRUSTEE:

                                           /s/ R. Eric Taylor
                                           -------------------------------
                                               R. Eric Taylor

STATE OF NEW YORK )
                  )
COUNTY OF NEW YORK)

   I, Sandra B. Todd, a notary public in and for the state and county aforesaid to do certify that Thomas E. Frost, whose name as Senior Vice President of the Mills Corporation, general partner of The Mills Limited Partnership, managing member of Potomac Mills, L.L.C, general partner of Potomac Mills - Phase III (MLP) Limited Partnership, is signed to the writing above, bearing date on the 17th day of December, 1996, have acknowledged the same before me in the county aforesaid.

   Given under my hand and official seal this 17th day of December, 1996.

My Term Expires:
SANDRA B TODD                            /s/ Sandra B Todd
---------------------------------        -----------------
Notary Public State of New York          Notary Public
No. 01T05016707
Qualified in Nassau County
Commission Expires August 23, 1997

STATE OF NEW YORK )
                  )
COUNTY OF NEW YORK)

   I, Sandra B. Todd, a notary public in and for the state and county aforesaid do certify that Thomas E. Frost, whose name as Senior Vice President of The Mills Corporation, general partner of The Mills Limited Partnership, managing member of Potomac Mills, L.L.C, general partner of Washington Outlet Mall (MLP) limited Partnership, is signed to the writing above, bearing date on the 17th day of December, 1996, have acknowledged the same before me in the county aforesaid.

   Given under my hand and official seal this 17th day of December, 1996.


My Term Expires:
SANDRA B TODD                            /s/ Sandra B Todd
---------------------------------        -----------------
Notary Public State of New York          Notary Public
No. 01T05016707
Qualified in Nassau County
Commission Expires August 23, 1997

STATE OF NEW YORK )
                  )
COUNTY OF NEW YORK)

   I, Sandra B. Todd, a notary public in and for the state and county aforesaid do certify that Thomas E. Frost, whose name as Senior Vice President of Washington Potomac Partners Corp., general partner of Washington Outlet Mall (MLP) limited Partnership, is signed to the writing above, bearing date on the 17th day of December, 1996, have acknowledged the same before me in the county aforesaid.

   Given under my hand and official seal this 17th day of December, 1996.


My Term Expires:
SANDRA B TODD                            /s/ Sandra B Todd
---------------------------------        -----------------
Notary Public State of New York          Notary Public
No. 01T05016707
Qualified in Nassau County
Commission Expires August 23, 1997

STATE OF NEW YORK )
                  )
COUNTY OF NEW YORK)

   I, Sandra B. Todd, a notary public in and for the state and county aforesaid do certify that Thomas E. Frost, whose name as Senior Vice President of Washington Potomac Partners Corp., general partner of Potomac Mills Phase III (MLP) Limited Partnership, is signed to the writing above, bearing date on the 17th day of December, 1996, have acknowledged the same before me in the county aforesaid.

   Given under my hand and official seal this 17th day of December, 1996.


My Term Expires:
SANDRA B TODD                            /s/ Sandra B Todd
---------------------------------        -----------------
Notary Public State of New York          Notary Public
No. 01T05016707
Qualified in Nassau County
Commission Expires August 23, 1997

STATE OF NEW YORK  )
                   )  ss.
COUNTY OF NEW YORK )

   I, Sandra B. Todd, a notary public in and for state and county aforesaid do certify that Robert K. Vahradian and whose name as Vice President of CS First Boston Mortgage Capital Corp. is signed to the writing above, bearing date on the 17th day of December, 1996, have acknowledged the same before me in the county aforesaid.

   Given under my hand and official seal this 17th day of December, 1996.


My Term Expires:
SANDRA B TODD
---------------------------------
Notary Public State of New York
No. 01T05016707
Qualified in Nassau County
Commission Expires August 23, 1997

DISTRICT OF COLUMBIA; to wit

   The foregoing instrument was acknowledged before me this 16th day of December, 1996 by R. Eric Taylor, Trustee.

                                       /s/ Neal B. Herman
                                   -----------------------------
                                   Neal B. Herman, Notary Public

My Commission Expires on 4/30/99.

                                    EXHIBIT A

                                Legal Description

                                    EXHIBIT B

                          Initial Sub-Account Deposits

Initial Basic Carrying Costs Deposit:           $ 278,289

Initial Central Account Deposit:                $ 278,289

Initial Recurring Installments:                 $0

RR Multiplier:                                  $.25 per
                                                     square
                                                     foot

                                    EXHIBIT C


                                         Property:____________________________
                                         Location:____________________________
                 Cash Flow Statement for Month of:____________  Year:

                                                        Current     Year to
                                                         Month       Date
================================================================================
OPERATING INCOME
Minimum Rent
Percentage Rent
Common Area Maintenance Recovery
Real Estate Tax Recovery
Miscellaneous Income
(Less Bad Debt)
                           Total Operating Revenue      ________    ________
OPERATING EXPENSES
Common Area Maintenance*
Real Estate Taxes
Management Fees
Contribution to Promotion Fund
General and Administrative
Other
                          Total Operating Expenses
                              Net Operating Income

                                                        ________    ________
                                                        ________    ________

================================================================================

                                    Certified By:_____________________________
                                            Name:_____________________________
                                           Title:_____________________________
                              Management Company:_____________________________

*Includes Repairs and Maintenance of $______, Utilities of $_____ Insurance of $_____.

                                    EXHIBIT D

                             [Intentionally Omitted]

                                    EXHIBIT E

                        Re: [Deed of Trust, Security Agreement, Assignment of Rents and Fixture Filing] dated as of ________, 199__ by ____________ as Grantorr, to
                              ________________________ as Beneficiary (the
                              "Deed of Trust")

Gentlemen:

      This certificate is delivered in accordance with Article V of the Deed of Trust. All capitalized terms not defined herein shall have the meanings described to them in the Deed of Trust.

      To date, the funds deposited into the Central Account are not sufficient to fund or pay, to the extent required to be funded or paid, the Debt Service Payment Sub-Account, the Basic Carrying Costs Sub-Account, the Operation and Maintenance Expense Sub-Account, the Recurring Replacement Reserve Sub-Account, and the Curtailment Reserve Sub-Account. The amount of the deficiency is ___________ Dollars ($______), and such amount must be deposited into the Central Account prior to the next Payment Date or an Event of Default will exist under the Deed of Trust.

                      _________________________, Beneficiary


                      By:_______________________________
                         Name:
                         Title:

                                    EXHIBIT F

     Cross-collateralized Properties      Initial Allocated Loan Amount

     Gurnee Mills,
     Gurnee, Illinois                     $122,000,000

     Potomac Mills,
     Dale City, Virginia                  $162,000,000